                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the SEC Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or 240.14a-12

                               CAERE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES: Common Stock, par value $0.001 per share of Caere Corporation ("Caere common stock"), and options to acquire Caere common stock.
--------------------------------------------------------------------------------

     (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: Up to 13,079,133 shares of Caere common stock.
--------------------------------------------------------------------------------

     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED): The filing fee of $19,618.70 was calculated pursuant to Rule 0-11(c)(1) of the Securities Exchange Act, by multiplying 1/50th of 1% of the value of the Caere common stock to be received by ScanSoft, Inc. in the transaction. The value of the Caere common stock was determined to be $7.50 in accordance with Rule 0-1(a)(4) of the Exchange Act based on the average high and low prices of Caere common stock reported in the consolidated reporting system on January 14, 2000.
--------------------------------------------------------------------------------

     (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION: $98,093,497.50
--------------------------------------------------------------------------------

     (5)  TOTAL FEE PAID: $19,618.70*
--------------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

     (3)  Filing Party:
--------------------------------------------------------------------------------

     (4)  Date Filed:
--------------------------------------------------------------------------------

      * Fee paid with preliminary proxy materials filed by ScanSoft, Inc.

                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the SEC Only
   (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or 240.14a-12

                                 SCANSOFT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES: Common Stock, par value $0.001 per share of Caere Corporation ("Caere common stock"), and options to acquire Caere common stock

--------------------------------------------------------------------------------

     (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: Up to 13,079,133 shares of Caere common stock

--------------------------------------------------------------------------------

     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED): The filing fee of $19,618.70 was calculated pursuant to Rule 0-11(c)(1) of the Securities Exchange Act, by multiplying 1/50th of 1% of the value of the Caere common stock to be received by ScanSoft, Inc. in the transaction. The value of the Caere common stock was determined to be $7.50 in accordance with Rule 0-1(a)(4) of the Exchange Act based on the average high and low prices of Caere common stock reported in the consolidated reporting system on January 14, 2000.

--------------------------------------------------------------------------------

     (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION: $98,093,497.50

--------------------------------------------------------------------------------

     (5) TOTAL FEE PAID: $19,618.70 (Paid by ScanSoft, Inc. via wire transfer to the SEC's account at Mellon Bank in Pittsburgh, Pennsylvania. ScanSoft Inc.'s CIK is 0001 002517.

        ------------------------------------------------------------------------
[X]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3)  Filing Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

--------------------------------------------------------------------------------

                                [SCANSOFT LOGO]

                               9 CENTENNIAL DRIVE
                               PEABODY, MA 01960
                            ------------------------

                                FEBRUARY 9, 2000

Dear Stockholders:

     We will hold a special meeting of our stockholders at the offices of Wilson Sonsini Goodrich & Rosati, legal counsel to ScanSoft, at 650 Page Mill Road, Palo Alto, California 94304 on March 13, 2000 at 8 a.m., Pacific time.

     At the meeting, you will be asked to consider and vote upon a proposal to approve the issuance of ScanSoft common stock pursuant to a merger agreement with Caere Corporation and a proposal to amend the ScanSoft certificate of incorporation to increase the authorized number of shares of ScanSoft capital stock. After the merger, Caere stockholders will own approximately 40% of the outstanding ScanSoft common stock.

     AFTER CAREFUL CONSIDERATION, YOUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PROPOSALS REFERRED TO ABOVE AND CONCLUDED THAT IT IS IN THE BEST INTERESTS OF SCANSOFT AND ITS STOCKHOLDERS. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS REFERRED TO ABOVE.

     Enclosed is a notice of special meeting of stockholders and a prospectus/proxy statement relating to the merger. This document describes the merger in detail. We encourage you to read it carefully.

     We cordially invite you to attend the meeting. However, whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy and return it to us in the enclosed envelope. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,

                                         /s/ MICHAEL K. TIVNAN

                                          Michael K. Tivnan
                                          President and Chief Executive Officer

       This prospectus/proxy statement is dated February 9, 2000 and was first mailed to stockholders on or about February 11, 2000.

                                [SCANSOFT LOGO]

                               9 Centennial Drive
                               Peabody, MA 01960
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            ------------------------

To our stockholders:

     A special meeting of stockholders of ScanSoft, Inc. will be held at 8 a.m., Pacific time, on March 13, 2000, at the offices of Wilson Sonsini Goodrich & Rosati, legal counsel to ScanSoft, located at 650 Page Mill Road, Palo Alto, California 94304, to:

     1. consider and vote on a proposal to approve the issuance of shares of ScanSoft common stock pursuant to a merger agreement with Caere Corporation in which Caere will merger with and into a wholly-owned subsidiary of ScanSoft;

     2. consider and vote on a proposal to approve an amendment to the certificate of incorporation of ScanSoft in connection with the merger; and

     3. transact such other business as may properly come before the ScanSoft special meeting or any adjournment or postponement thereof.

     These proposals are more fully described in the prospectus/proxy statement that accompanies this notice, which you should read carefully.

     We have fixed the close of business on February 7, 2000 as the record date for the determination of our stockholders entitled to vote at this meeting.

                                          BY ORDER OF THE BOARD OF
                                          DIRECTORS OF SCANSOFT, INC.

                                         /s/ KATHARINE A. MARTIN

                                          Katharine A. Martin
                                          Secretary

Peabody, Massachusetts
February 9, 2000

     TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                                      LOGO
                                100 Cooper Court
                              Los Gatos, CA 95032
                            ------------------------

                                February 9, 2000

To our stockholders:

     We will hold a special meeting of our stockholders at the offices of Cooley Godward LLP, located at Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306, on Monday, March 13, 2000 at 8 a.m., Pacific time.

     The matter expected to be acted upon at the meeting is a proposed merger that will cause Caere Corporation to merge with and into a wholly owned subsidiary of ScanSoft, Inc., as described in detail in the attached Notice of Special Meeting of Stockholders and prospectus/proxy statement.

     After careful consideration, your board of directors has approved the merger and related transactions with ScanSoft and determined the merger to be fair to and in the best interests of Caere and its stockholders.

     In the material accompanying this letter, you will find a Notice of Special Meeting of Stockholders, a prospectus/proxy statement relating to the actions to be taken by Caere stockholders at the Caere special meeting (as well as the actions to be taken by the ScanSoft stockholders at their special meeting) and a proxy. The prospectus/proxy statement more fully describes the proposed merger and includes information about Caere and ScanSoft and about the additional matters for consideration at the ScanSoft special meeting.

     It is important that you use this opportunity to take part in the affairs of Caere by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR VOTE IS VERY IMPORTANT. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

                                          Sincerely,

                                          /s/ Robert G. Teresi
                                          Robert G. Teresi
                                          President and Chief Executive Officer

--------------------------------------------------------------------------------

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SCANSOFT COMMON STOCK TO BE ISSUED UNDER THIS PROSPECTUS/PROXY STATEMENT OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO
   THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

 This prospectus/proxy statement is dated February 9, 2000 and was first mailed to stockholders
                         on or about February 11, 2000.

                                      LOGO
                            ------------------------

                   Notice of Special Meeting of Stockholders
                            ------------------------

                  TO BE HELD MONDAY, MARCH 13, 2000 AT 8 A.M.

To Our Stockholders:

     Notice is hereby given that a special meeting of stockholders of Caere Corporation will be held at the offices of Cooley Godward LLP, located at Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306, on Monday, March 13, 2000 at 8 a.m., Pacific time, for the following purposes:

          (1) To adopt the Agreement and Plan of Reorganization dated as of January 15, 2000 among ScanSoft, Inc., Caere Corporation and Scorpion Acquisitions Corporation and to approve the merger of Caere with and into Scorpion Acquisitions Corporation, a wholly-owned subsidiary of ScanSoft, Inc., as contemplated thereby; and

          (2) To transact such other business as may properly come before the Caere special meeting or any adjournment or postponement thereof.

     The merger proposal is discussed in more detail in the attached prospectus/proxy statement. You should read the prospectus/proxy statement carefully.

     Only stockholders of record at the close of business on February 7, 2000, the record date, are entitled to notice of and to vote at the meeting or any adjournment thereof. Holders of Caere common stock are entitled to appraisal rights under the Delaware General Corporation Law under certain circumstances in connection with the merger.

     YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE REQUEST THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE AND THUS ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING IF YOU ARE UNABLE TO ATTEND. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                          By Order of the Board of Directors
                                          of Caere Corporation

                                          /s/ Blanche M. Sutter
                                          Blanche M. Sutter
                                          Secretary

Los Gatos, California
February 9, 2000

                           PROSPECTUS/PROXY STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
QUESTIONS AND ANSWERS ABOUT THE SCANSOFT/CAERE MERGER.......    1
SUMMARY OF THE PROSPECTUS/PROXY STATEMENT...................    3
  The Companies.............................................    3
  Summary of the Transaction................................    4
  Selected Historical and Pro Forma Financial Data..........    9
RISK FACTORS................................................   13
Risks Relating to the Merger................................   13
  You will not know the number of shares of ScanSoft common
     stock that you will receive until completion of the
     merger.................................................   13
  Although ScanSoft and Caere expect that the merger will
     result in benefits, those benefits may not occur.......   13
  Caere may not be able to obtain consents in connection
     with the merger........................................   14
  The combined company will incur substantial expenses from
     the merger.............................................   14
  Caere officers and directors have conflicts of interest
     that may influence them to support the merger..........   14
  The merger may fail to qualify as a "reorganization"
     within the meaning of Section 368(a) of the Internal
     Revenue Code...........................................   14
Risks Related to ScanSoft and the Combined Company..........   15
  We depend on the continued development of the digital
     imaging software market for our growth.................   15
  Our revenue has been dependent on demand for a few
     products...............................................   16
  The timing of new product introductions is critical to our
     success................................................   16
  We depend on continued demand for our products from
     original equipment manufacturers.......................   16
  The digital imaging software market is highly
     competitive............................................   17
  We need to continue to maintain and build our
     relationships with distributors and other resellers....   17
  Our traditional distributors are subject to economic and
     competitive risk.......................................   18
  We may not be able to compete effectively in international
     markets................................................   18
  Conducting business outside of the United States will
     expose us to additional risks..........................   18
  Product defects may harm our business.....................   19
  We depend on third-party licenses for our products........   19
  The protection of our proprietary technology and
     intellectual property is key to our success............   19
  We depend on key personnel and face risks associated with
     hiring and retention of employees......................   19
  Our past experience of fluctuating revenue and operating
     results may continue...................................   19
  We may not be able to realize cost savings from the
     merger.................................................   20
  Xerox will continue to influence matters requiring
     stockholder approval of the combined company...........   21
  Our business and operations may still suffer from problems
     related to the year 2000...............................   21
  Our stock price may continue to be volatile...............   21
  Our charter documents and rights agreements contain
     anti-takeover provisions...............................   21
Risks Related to Caere......................................   21
  Caere's future growth rate may not reach the levels
     reached in prior years.................................   21
  Microsoft's agreement with ScanSoft may reduce demand for
     Caere's products.......................................   21

                                                              PAGE
                                                              ----
THE SCANSOFT MEETING........................................   22
THE CAERE MEETING...........................................   24
APPROVAL OF THE MERGER AND RELATED TRANSACTIONS.............   26
  Background of the Merger..................................   26
  Joint Reasons for the Merger..............................   29
  ScanSoft's Reasons for the Merger.........................   29
  Recommendation of ScanSoft's Board of Directors...........   31
  Caere's Reasons for the Merger............................   31
  Recommendation of Caere's Board of Directors..............   33
  Opinion of ScanSoft's Financial Advisor...................   33
  Opinion of Caere's Financial Advisor......................   38
  Interests of Certain Persons in the Merger................   43
  Certain Federal Income Tax Considerations.................   46
  Governmental and Regulatory Approvals.....................   49
  Accounting Treatment......................................   49
  Appraisal Rights..........................................   49
  Resale of ScanSoft Common Stock...........................   50
THE MERGER AGREEMENT........................................   51
  The Merger................................................   51
  Representations and Warranties............................   53
  Conduct of Caere's Business Prior to the Merger...........   55
  Conduct of ScanSoft Business Prior to the Merger..........   57
  No Solicitation...........................................   58
  Agreement Regarding Regulatory Approval...................   59
  Conditions to the Merger..................................   60
  Termination...............................................   62
  Reimbursement of Expenses and Payment of Termination Fees
     by Caere and ScanSoft..................................   63
  Extension, Waiver and Amendment of the Merger Agreement...   64
  Indemnification of Caere Officers and Directors...........   64
  ScanSoft Board of Directors...............................   64
  The Company Voting/Affiliate Agreements...................   64
  The Xerox Voting Agreement................................   65
  The Teresi Non-Competition and Consulting Agreement.......   65
COMPARATIVE PER SHARE MARKET PRICE DATA.....................   67
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
  INFORMATION...............................................   70
COMPARISON OF RIGHTS OF HOLDERS OF CAERE COMMON STOCK AND
  SCANSOFT COMMON STOCK.....................................   84
SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS, MANAGEMENT AND
  DIRECTORS OF SCANSOFT.....................................   89
SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS, MANAGEMENT AND
  DIRECTORS OF CAERE........................................   90
LEGAL OPINION...............................................   90
EXPERTS.....................................................   91
STOCKHOLDER PROPOSALS.......................................   91
DOCUMENTS INCORPORATED BY REFERENCE IN THIS PROSPECTUS/PROXY
  STATEMENT.................................................   91
WHERE YOU CAN FIND MORE INFORMATION.........................   92
STATEMENTS REGARDING FORWARD-LOOKING INFORMATION............   94

                                                              PAGE
                                                              ----
ANNEX A -- AGREEMENT AND PLAN OF REORGANIZATION.............  A-1
ANNEX B -- COMPANY VOTING/AFFILIATE AGREEMENT...............  B-1
ANNEX C -- PARENT VOTING AGREEMENT..........................  C-1
ANNEX D -- NONCOMPETITION AND CONSULTING AGREEMENT..........  D-1
ANNEX E -- OPINION OF BEAR, STEARNS & CO., INC..............  E-1
ANNEX F -- OPINION OF MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED.....................................  F-1
ANNEX G -- APPRAISAL RIGHTS.................................  G-1
ANNEX H -- AMENDMENT TO SCANSOFT CERTIFICATE OF
  INCORPORATION.............................................  H-1

             QUESTIONS AND ANSWERS ABOUT THE SCANSOFT/CAERE MERGER

Q:  WHY ARE THE COMPANIES PROPOSING TO MERGE? (SEE PAGE 29)

A: We believe that the proposed merger will create a company well positioned to build upon Caere and ScanSoft's heritage of leadership in the digital imaging software market. We believe the combined company will have an effective cost structure, a strong development team and well-branded products, which we believe can create value for stockholders.

Q:  WHAT WILL CAERE STOCKHOLDERS RECEIVE IN THE MERGER? (SEE PAGE 51)

A: Caere stockholders will receive for each share of Caere common stock they own $4.00 cash and a fraction of a share of ScanSoft common stock. The fraction of a share of ScanSoft common stock that will be issued for each share of Caere common stock will be equal to $7.75, divided by the average closing sale price of a share of ScanSoft common stock for the ten trading days ending on the day prior to the consummation of the merger. However, if the average closing sale price is greater than $8.50, then it will be deemed to be $8.50, and if the average closing sale price is less than $4.50, then it will be deemed to be $4.50. In addition, for any fractional share of ScanSoft common stock a Caere stockholder would otherwise be entitled to receive in the merger (after aggregating all fractional shares that the stockholder would otherwise be entitled to receive), each Caere stockholder will receive cash based on the market price of ScanSoft common stock during the 10 trading days mentioned above. ScanSoft stockholders will continue to own their shares of ScanSoft common stock after the merger.

     For example, assuming the merger had closed on January 15, 2000, if you had owned 100 shares of Caere common stock, you would have received 153 shares of ScanSoft common stock and $400 cash, and ScanSoft would have paid to you in cash an amount equal to the value of the remaining 0.846 of a share of ScanSoft common stock to which you would have otherwise been entitled to receive.

     Based on the capitalization of ScanSoft and Caere as of February 7, 2000, and based on the average closing sale prices of ScanSoft common stock assuming the merger had closed on February 7, 2000, the former stockholders of Caere will receive in the merger a number of shares of ScanSoft common stock representing approximately 40% of ScanSoft's outstanding common stock.

     Holders of options to purchase shares of Caere common stock will automatically hold options to purchase shares of ScanSoft common stock after completion of the merger.

Q: DO THE BOARDS OF DIRECTORS RECOMMEND VOTING IN FAVOR OF THE MERGER ? (SEE PAGES 31 AND 33)

A: Yes. After careful consideration, Caere's board of directors recommends that its stockholders vote in favor of the adoption of the merger agreement. Likewise, after careful consideration, the ScanSoft board of directors recommends that its stockholders vote in favor of the issuance of ScanSoft common stock in the merger and the amendment of the ScanSoft certificate of incorporation to increase the number of shares of common stock that ScanSoft is authorized to issue.

Q: ARE THERE RISKS I SHOULD CONSIDER IN DECIDING WHETHER TO VOTE FOR THE MERGER? (SEE PAGE 13)

A: Yes. For example, the market price of ScanSoft common stock will fluctuate prior to the merger. WE URGE YOU TO OBTAIN CURRENT MARKET QUOTATIONS OF SCANSOFT COMMON STOCK AND CAERE COMMON STOCK.

     In addition, there are risks and uncertainties because ScanSoft and Caere are in a highly competitive and rapidly evolving industry.

     In evaluating the merger, you should carefully consider these and other
     factors discussed in the section entitled "Risk Factors" on page   of this
     Prospectus/ Proxy Statement.

Q:  WHAT DO I NEED TO DO NOW? (SEE PAGES 22 AND 24)

A: Read this prospectus/proxy statement carefully. Then mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at your meeting.

Q:  WHAT DO I DO IF I WANT TO CHANGE MY VOTE? (SEE PAGES 22 AND 24)

A: If you want to change your vote, just send the Secretary of Caere or ScanSoft, as appropriate, a later-dated, signed proxy card before your meeting or attend your meeting and vote your shares in person. You may also revoke your proxy by sending written notice to the Secretary of Caere or ScanSoft, as appropriate, before your meeting.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME? (SEE PAGES 22 AND 24)

A: Your broker will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker.

Q:  SHOULD I SEND IN MY CAERE STOCK CERTIFICATES NOW? (SEE PAGE 52)

A: No. After the merger is completed, we will send you written instructions for exchanging your Caere stock certificates for ScanSoft stock certificates.

Q:  WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED? (SEE PAGE 51)

A: We are working toward completing the merger as quickly as possible. We hope to complete the merger during the first quarter of 2000.

Q:  WILL I RECOGNIZE A GAIN OR LOSS ON THE TRANSACTION? (SEE PAGE 46)

A: Caere stockholders will be subject to federal income tax on any cash received for Caere shares, including fractional shares. No federal income tax should be due on the exchange of Caere shares for ScanSoft shares.

Q:  AM I ENTITLED TO APPRAISAL RIGHTS? (SEE PAGE 49)

A: If you are a Caere stockholder and do not vote for the adoption of the merger agreement, you will have the right under Delaware law to dissent to the merger and request an appraisal of the value of your Caere common stock in connection with the merger. In order to preserve this right, you must follow the procedures discussed in Annex G. If you are a ScanSoft stockholder, you are not entitled to appraisal rights under Delaware law.

Q:  WHOM SHOULD I CALL WITH QUESTIONS? (SEE PAGE 92)

A: Caere stockholders should call Caere Investor Relations at (408) 395-7000 with any questions about the merger. ScanSoft stockholders should call ScanSoft Investor Relations at (978) 977-2477 with any questions about the merger.

     You may also obtain additional information about ScanSoft and Caere from documents each of us files with the Securities and Exchange Commission by following the instructions in the section entitled "Where You Can Find More Information" on page 92 of this prospectus/proxy statement.

                   SUMMARY OF THE PROSPECTUS/PROXY STATEMENT

     This summary may not contain all of the information that is important to you. You should read this entire document and the other documents we refer to carefully for a more complete understanding of the merger. In particular, you should read the documents attached to this prospectus/proxy statement, including the merger agreement, which is attached as Annex A, the Company Voting/Affiliate Agreement, which is attached as Annex B, the Parent Voting Agreement, which is attached as Annex C, the Noncompetition and Consulting Agreement, which is attached as Annex D, the opinion of Bear, Stearns & Co., Inc., which is attached as Annex E, the opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated, which is attached as Annex F, the statement on appraisal rights, which is attached as Annex G, and the amendment to ScanSoft's certificate of incorporation, which is attached as Annex H.

     In addition, we incorporate important business and financial information about ScanSoft and Caere into this prospectus/proxy statement by reference. See "Documents Incorporated By Reference in this prospectus/proxy statement" on page 91 of this prospectus/proxy statement. You may obtain the information incorporated into this prospectus/proxy statement by reference without charge by following the instructions in the section entitled "Where You Can Find More Information" on page 92 of this prospectus/proxy statement.

                                 THE COMPANIES

SCANSOFT, INC.
9 Centennial Drive
Peabody, MA 01960
(978) 977-2000
www.scansoft.com

     Headquartered in Peabody, Massachusetts, ScanSoft is a developer of digital imaging software that enables users to leverage the power of their scanners, digital cameras, and other electronic devices. ScanSoft's award-winning product line -- Pagis Pro, TextBridge Pro, PaperPort Deluxe, PaperPort ScannerSuite, ScanWorks, Kai's Photo Soap2, Kai's SuperGoo, Kai's PowerShow and
PhotoFactory -- enables users to capture, recognize, edit, manage and share documents and photos electronically by taking advantage of ScanSoft's cutting-edge technology.

     ScanSoft software is sold and marketed worldwide through retail, dealer and OEM channels as well as the Internet, to the consumer, small office/home office
(SOHO) and corporate markets. There are approximately 2.9 million registered users of ScanSoft products.

CAERE CORPORATION
100 Cooper Court
Los Gatos, California 95032
(408) 395-7000
www.caere.com

     Caere is a developer of software solutions for scanners and digital cameras in the digital imaging market. Caere designs, develops, manufactures, and markets a range of optical character recognition, electronic forms, document management, digital imaging, developer kits and media asset management products that provide personal computer users tools to manage, intelligently and efficiently, the documents, images, forms, and faxes that cross their desktops. Caere products bridge the gap between the paper and digital worlds by converting static paper documents into dynamic electronic information.

     In December 1999, Caere discontinued operations of its hardware business and, as a result, ceased development and marketing of its Automated Data Entry hardware products. The orderly shutdown of the hardware business unit enabled Caere to focus exclusively on its software business, including its desktop scanner and digital camera products, as well as its production optical character recognition products and developers kits.

                           SUMMARY OF THE TRANSACTION

STRUCTURE OF THE TRANSACTION (SEE PAGE 51)

     In the merger, Caere and a wholly-owned subsidiary of ScanSoft will merge, and as a result, the surviving corporation will be a wholly-owned subsidiary of ScanSoft.

     The merger agreement is attached to this prospectus/proxy statement as Annex A. We encourage you to read the merger agreement carefully. The merger agreement is more fully discussed on page 51 of this prospectus/proxy statement.

CONDITIONS TO COMPLETION OF THE MERGER (SEE PAGE 60)

     Our respective obligations to complete the merger are subject to the prior satisfaction or waiver of certain conditions. If either ScanSoft or Caere waives any conditions, we will each consider the facts and circumstances at that time and make a determination as to whether a resolicitation of proxies from stockholders is appropriate. The conditions that must be satisfied or waived before the completion of the merger include the following, subject to exceptions and qualifications:

     - the merger agreement must be adopted by Caere stockholders

     - the issuance of shares of ScanSoft common stock in the merger and an amendment of ScanSoft's certificate of incorporation increasing the authorized number of shares of ScanSoft common stock must be approved by ScanSoft stockholders

     - no injunction or order preventing the completion of the merger may be in effect

     - subject to specified exceptions, our respective representations and warranties in the merger agreement must be true and correct

     - no material adverse effect shall have occurred with respect to ScanSoft or Caere
     - we must have complied with our respective agreements in the merger agreement

     - we must each receive an opinion of tax counsel to the effect that the merger should qualify as a tax-free reorganization

     - the shares of ScanSoft common stock to be issued to Caere stockholders in the merger must have been approved for listing on Nasdaq

     - ScanSoft must have filed an amendment to its certificate of incorporation to increase the authorized number of shares of ScanSoft common stock

     - Caere must have cash or cash equivalents of at least $48 million

     For a more complete description of the conditions to completion of the
merger, see the section entitled "Conditions to the Merger" on page   of this
prospectus/proxy statement.

REQUIRED VOTES FOR APPROVAL (SEE PAGES 22 AND 24)

     The holders of a majority of the outstanding shares of Caere common stock must adopt the merger agreement. Caere stockholders are entitled to cast one vote per share of Caere common stock owned as of February 7, 2000, the record date.

     Caere stockholders holding 2.1% of Caere common stock outstanding as of the record date have agreed to vote in favor of the adoption of the merger agreement. Directors and officers of Caere collectively beneficially owned approximately 2.1% of the outstanding Caere common stock as of the record date.

     The holders of a majority of the votes cast at the ScanSoft special meeting must approve the issuance of ScanSoft common stock in the merger and the holders of a majority of the outstanding voting power of ScanSoft common stock must approve the amendment of ScanSoft's certificate of incorporation increasing the number of authorized shares of ScanSoft common stock. ScanSoft stockholders are entitled to cast one vote per share of ScanSoft common stock owned as of February 7, 2000, the record date.

     ScanSoft stockholder, Xerox Imaging Systems, Inc., a wholly owned subsidiary of Xerox Corporation, collectively known as "Xerox," has agreed to vote in favor of the proposals to be voted upon at the ScanSoft special meeting. Xerox beneficially owned approximately 44% of the outstanding ScanSoft common stock as of the record date. Xerox also owned 100% of the ScanSoft Series B Preferred Stock as of the record date. The Series B Preferred Stock is not entitled to a vote on the matters to be voted upon at the ScanSoft special meeting.

TERMINATION OF THE MERGER AGREEMENT (SEE PAGE 62)

     The merger agreement may be terminated under certain circumstances at any time before the completion of the merger, as summarized below.

     The merger agreement may be terminated by the mutual consent of our boards of directors.

     The merger agreement may also be terminated by either of us if, subject to qualifications, the conditions to completion of the merger would not be satisfied (1) because of a material breach of an agreement in the merger agreement by the other or (2) because a representation or warranty of the other party made in the merger agreement becomes untrue.

     In addition, subject to qualifications, the merger agreement may be terminated by either of us under any of the following circumstances:

     - if the merger is not completed by June 30, 2000

     - if a final court order prohibiting the merger is issued and is not appealable

     - if the Caere stockholders do not adopt the merger agreement at the Caere special meeting

     - if the ScanSoft stockholders do not approve the issuance of shares pursuant to the merger and the amendment to the certificate of incorporation at the ScanSoft special meeting

     For a more complete description of the manner in which the merger agreement may be terminated, see the section entitled "Termination" on page 62 of this prospectus/proxy statement.

REIMBURSEMENT OF EXPENSES; TERMINATION FEES (SEE PAGE 63)

     If the merger agreement is terminated because Caere's stockholders do not adopt the merger agreement, then Caere will reimburse ScanSoft for its out-of-pocket fees and expenses incurred in connection with the merger. If the merger agreement is terminated because ScanSoft's stockholders do not approve the issuance of ScanSoft common stock in the merger or the amendment of ScanSoft's certificate of incorporation, then ScanSoft will reimburse Caere for its out-of-pocket fees and expenses incurred in connection with the merger.

     If the merger agreement is terminated under certain circumstances, the merger agreement requires Caere to pay to ScanSoft a termination fee of $4.0 million.

     In addition, ScanSoft will pay Caere a termination fee of $4.0 million in the event the merger is not consummated because of any action taken by any governmental entity under any antitrust laws or regulations.

     For a more complete description of the payment of the termination fees, see the section entitled "Reimbursement of Expenses and Payment of Termination Fees by Caere and ScanSoft" on page 63 of this prospectus/proxy statement.

NO OTHER NEGOTIATIONS INVOLVING CAERE (SEE PAGE 58)

     Until the merger is completed or the merger agreement is terminated, Caere has agreed, with limited exceptions, not to directly or indirectly initiate or engage in discussions with another party regarding a business combination with such other party while the merger is pending.

     For a more complete description of these limitations on negotiations with another party, see the sections entitled "Termination," "Reimbursement of Expenses and Payment of Termination Fees by Caere and ScanSoft" and "No Solicitation" on pages 62, 63 and 58 of this prospectus/proxy statement and the corresponding sections of the merger agreement.

THE VOTING AGREEMENTS (SEE PAGES 64 AND 65)

     Caere's directors and officers entered into agreements with ScanSoft that require these Caere directors and officers to vote all shares of Caere common stock beneficially owned by them in favor of the adoption of the merger agreement. These Caere stockholders were not paid additional consideration in connection with the voting agreements.

     The Caere directors and officers who entered into the voting agreements collectively held approximately 2.1% of the outstanding Caere common stock as of the record date.

     The form of voting agreement is attached to this prospectus/proxy statement as Annex B, and you are urged to read it in its entirety.

     ScanSoft stockholder Xerox entered into a voting agreement with Caere. The voting agreement requires Xerox to vote all shares of ScanSoft capital stock beneficially owned by it in favor of the approval of the issuance of shares of ScanSoft common stock in the merger and the amendment of the ScanSoft certificate of incorporation. Xerox was not paid additional consideration in connection with the voting agreement.

     Xerox held approximately 44% of the outstanding ScanSoft common stock, and 100% of the outstanding ScanSoft Series B Preferred Stock as of the record date.

     The Xerox voting agreement is attached to this prospectus/proxy statement as Annex C, and you are urged to read it in its entirety.

OPINIONS OF FINANCIAL ADVISORS (SEE PAGES 33 AND 38)

     In deciding to approve the merger, the board of directors of each of Caere and ScanSoft considered the opinion of the investment banking firm it retained.

     Caere received an opinion from Bear, Stearns & Co., Inc., that the merger consideration was fair, from a financial point of view, to the stockholders of Caere as of the date of the opinion.

     ScanSoft received an opinion from Merrill Lynch, Pierce, Fenner & Smith Incorporated that the merger consideration for the merger was fair, from a financial point of view, to ScanSoft as of the date of the opinion.

     These opinions are attached as Annexes E and F to this prospectus/proxy statement. We encourage you to read these opinions carefully and in their entirety.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER (SEE PAGE 46)

     Caere stockholders will be subject to federal income tax on any cash received for Caere shares, including fractional shares. No federal income tax should be due on the exchange of Caere shares for ScanSoft shares.

ACCOUNTING TREATMENT OF THE MERGER (SEE PAGE 49)

     We intend to account for the merger as a "purchase" for financial accounting purposes, in accordance with generally accepted accounting principles.

INTERESTS OF CERTAIN PERSONS IN THE MERGER (SEE PAGE 43)

     In considering the recommendations of the ScanSoft and Caere boards of directors, you should be aware that certain ScanSoft and Caere officers and directors have interests in the merger that are different from yours, including that some Caere officers have severance arrangements and Caere officers and directors have stock options that are subject to accelerated vesting in the merger.

     In addition, Robert G. Teresi, President and Chief Executive Officer of Caere, has entered into a consulting agreement with ScanSoft that will take effect upon the closing of the merger.

NO ANTITRUST APPROVAL REQUIRED TO COMPLETE THE MERGER (SEE PAGE 49)

     No filing is required for the merger under U.S. or foreign antitrust laws, although the Department of Justice or the Federal Trade Commission, as well as a foreign regulatory agency or government, state or private person, may challenge the merger at any time before or after its completion.

ABILITY TO SELL SCANSOFT STOCK (SEE PAGE 50)

     All shares of ScanSoft common stock received by Caere stockholders in connection with the merger will be freely transferable unless the holder is considered an "affiliate" of either of us under the Securities Act, in which case certain restrictions on transferability will apply.

FORWARD LOOKING STATEMENTS IN THIS PROSPECTUS/PROXY STATEMENT (SEE PAGE 94)

     This prospectus/proxy statement and the documents incorporated into this Prospectus/ Proxy Statement by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to ScanSoft's and Caere's financial condition, results of operations and business and the expected impact of the merger on ScanSoft's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements.

     These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include:

     - the possibility that the merger will not be consummated

     - fluctuations in the market price of ScanSoft common stock before and after the merger

     - the possibility that the anticipated benefits from the merger cannot be fully realized

     - the possibility that costs or difficulties related to the integration of our businesses are greater than expected

     - our dependence on the timely development, introduction and customer acceptance of new products and Internet services

     - the possible loss or curtailment of business with a significant customer of either company or the combined company after the merger

     - the impact of competition on revenue and margins

     - rapidly changing technology and shifting demand requirements

     - other risks and uncertainties, including the risks and uncertainties involved in obtaining new customers and partners, the impact of competitive services, products and prices, the unsettled conditions in the high-technology industry and the ability to attract and retain key personnel

     - other risk factors as may be detailed from time to time in Caere's and ScanSoft's public announcements and filings with the Securities and Exchange Commission

     In evaluating the merger, you should carefully consider the discussion of these and other factors in the section entitled "Risk Factors" on page 13 of this prospectus/proxy statement.

COMPARATIVE MARKET PRICE INFORMATION (SEE PAGE 67)

     Shares of both ScanSoft common stock and Caere common stock are listed on Nasdaq. On January 14, 2000, the last full trading day prior to the public announcement of the proposed merger, ScanSoft's common stock closed at $5.38 per share, and Caere's common stock closed at $7.44 per share. On February 8, 2000, ScanSoft's common stock closed at $5.38 per share, and Caere's common stock closed at $9.50 per share. We urge you to obtain current market quotations.

                SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA

     The following tables present (1) selected historical condensed financial data of ScanSoft, (2) selected historical condensed consolidated financial data of Caere and (3) selected unaudited pro forma condensed combined financial data of ScanSoft (which reflects the completion of the proposed transaction and assumes the purchase method of accounting).

                  SELECTED HISTORICAL CONDENSED FINANCIAL DATA

     The following tables set forth selected historical condensed financial data of ScanSoft for each of the years in the five-year period ended December 31, 1998 and for the nine-month periods ended September 30, 1998 and 1999. The statement of operations data for each of the years in the three-year period ended December 31, 1998 and the balance sheet data as of December 31, 1997 and 1998 are derived from the audited financial statements of ScanSoft incorporated by reference herein. The statement of operations data for each of the years in the two-year period ended December 31, 1995 and the balance sheet data as of December 31, 1994, 1995 and 1996 are derived from the audited financial statements of ScanSoft previously filed with the SEC. The statement of operations data for the nine-month periods ended September 30, 1998 and 1999 and the balance sheet data as of September 30, 1999, have been derived from the unaudited financial statements of ScanSoft incorporated by reference herein and, in the opinion of management, include all adjustments (consisting of normal recurring adjustments) which are necessary to present fairly the results of operations and financial position of ScanSoft for the periods and dates indicated. The results of operations for the nine months ended September 30, 1999 are not necessarily indicative of the results to be expected for the full year.

                                 SCANSOFT, INC.
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                 NINE MONTHS     NINE MONTHS
                                                       YEAR ENDED DECEMBER 31,                      ENDED           ENDED
                                         ----------------------------------------------------   SEPTEMBER 30,   SEPTEMBER 30,
                                           1994       1995       1996       1997       1998         1998            1999
                                         --------   --------   --------   --------   --------   -------------   -------------
STATEMENT OF OPERATIONS DATA:
Revenue................................  $  3,903   $ 37,339   $ 56,081   $ 57,623   $ 79,070     $ 59,479        $ 22,986
Cost of revenue........................     4,481     26,938     45,467     50,725     59,370       44,132           5,427
Research and development...............     4,532      8,975     10,938      8,115      4,408        3,486           5,140
Selling, general and administrative....     6,482     11,805     26,342     22,428     19,150       14,209          10,288
Income (loss) from operations..........   (11,592)   (11,979)   (26,666)   (24,320)    (3,858)      (2,348)         (2,565)
Net income (loss)......................   (11,455)   (11,553)   (24,392)   (23,380)    (3,805)      (2,111)         (2,729)
Net income (loss) per share: basic and
  diluted..............................     (6.76)     (4.28)     (1.34)     (1.20)     (0.19)       (0.11)          (0.11)
Weighted average common and common
  equivalent shares: basic and
  diluted..............................     1,695      2,699     18,255     19,450     19,728       19,689          25,220

                                                                      DECEMBER 31,
                                                   --------------------------------------------------    SEPTEMBER 30,
                                                    1994      1995       1996       1997       1998          1999
                                                   ------    -------    -------    -------    -------    -------------
BALANCE SHEET DATA:
Working capital..................................  $3,376    $46,677    $28,807    $ 8,389    $ 6,569       $ 7,113
Total assets.....................................   7,378     65,793     51,785     33,550     28,445        30,343
Stockholders' equity.............................   4,053     49,860     33,193     10,930      7,582        21,839

     The above statement of operations data, excluding the nine months ended September 30, 1999, include ScanSoft's hardware business (formerly Visioneer), which was sold to Primax Electronics, Ltd. in January 1999. The nine months ended September 30, 1999 include the results of ScanSoft since its merger with Visioneer on March 2, 1999.

     Loss from operations for the nine months ended September 30, 1999 includes $5.2 million of charges relating to acquired in-process research and development and amortization of intangibles.

     The following tables set forth selected historical condensed consolidated financial data of Caere for each of the years in the five-year period ended December 31, 1998 and for the nine-month periods ended September 30, 1998 and 1999. The statement of operations data for each of the years in the three-year period ended December 31, 1998 and the balance sheet data as of December 31, 1997 and 1998 are derived from the audited financial statements of Caere incorporated by reference herein. The statement of operations data for each of the years in the two-year period ended December 31, 1995 and the balance sheet data as of December 31, 1994, 1995 and 1996 are derived from the audited financial statements of Caere previously filed with the SEC. The statement of operations for the nine-month periods ended September 30, 1998 and 1999 and the balance sheet data as of September 30, 1999, have been derived from the unaudited consolidated financial statements of Caere incorporated by reference herein and, in the opinion of management, include all adjustments (consisting of normal recurring adjustments) which are necessary to present fairly the results of operations and financial position of Caere for the periods and dates indicated. The results of operations for the nine months ended September 30, 1999 are not necessarily indicative of the results to be expected for the full year.

                               CAERE CORPORATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                           NINE MONTHS     NINE MONTHS
                                                    YEAR ENDED DECEMBER 31,                   ENDED           ENDED
                                        -----------------------------------------------   SEPTEMBER 30,   SEPTEMBER 30,
                                         1994      1995      1996      1997      1998         1998            1999
                                        -------   -------   -------   -------   -------   -------------   -------------
STATEMENT OF EARNINGS DATA:
Net revenues..........................  $59,130   $51,939   $54,528   $55,018   $65,802      $47,534         $47,022
Cost of revenues......................   18,295    17,084    16,473    14,320    14,144       10,866           9,419
                                        -------   -------   -------   -------   -------      -------         -------
                                         40,835    34,855    38,055    40,698    51,658       36,668          37,603
Operating expenses:
  Research and development............    9,072     7,915     7,069     9,370    12,442        8,992           9,931
  Selling, general and
    administrative....................   25,897    24,892    26,103    26,878    28,136       20,730          21,472
  Merger related costs................    3,254     1,387        90
  In-process research and
    development.......................                        4,373     2,935
                                        -------   -------   -------   -------   -------      -------         -------
Total costs and expenses..............   38,223    34,194    37,635    39,183    40,578       29,722          31,403
    Operating earnings................    2,612       661       420     1,515    11,080        6,946           6,200
Interest income.......................    1,372     2,159     2,692     2,502     2,621        1,965           1,838
Write-down of investment in ZyLAB
  International.......................                       (2,616)
                                        -------   -------   -------   -------   -------      -------         -------
    Earnings before income taxes......    3,984     2,820       496     4,017    13,701        8,911           8,038
Income tax expense....................    1,600       423       100       877     3,425        2,094           2,411
Net earnings..........................    2,384     2,397       396     3,140    10,276        6,817           5,627
Net income (loss) per share: basic....     0.18      0.18      0.03      0.24      0.81         0.53            0.47
Net income (loss) per share:
  diluted.............................     0.18      0.18      0.03      0.24      0.78         0.51            0.45
Weighted average common shares:
  basic...............................   12,649    13,172    13,120    13,123    12,687       12,869          12,083
Weighted average common and common
  equivalent shares: diluted..........   13,136    13,538    13,319    13,265    13,246       13,482          12,442

                                                                     DECEMBER 31,
                                                  ---------------------------------------------------    SEPTEMBER 30,
                                                   1994       1995       1996       1997       1998          1999
                                                  -------    -------    -------    -------    -------    -------------
BALANCE SHEET DATA:
Working capital.................................  $53,729    $52,650    $49,793    $54,893    $49,290       $53,974
Accounts receivable, net........................    6,040      6,180      6,888      5,263      7,336         5,151
Total assets....................................   67,902     69,298     63,154     67,300     63,884        67,118
Stockholders' equity............................   57,753     62,028     55,748     61,209     56,173        60,642

     The above selected historical financial data include Caere's hardware division, which was discontinued effective October 1999.

SELECTED UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

     The following selected unaudited pro forma combined condensed financial data is derived from the unaudited pro forma combined condensed financial statements appearing elsewhere in this prospectus/proxy statement, which give effect to the merger using the purchase method of accounting, and should be read in conjunction with such pro forma financial statements and notes thereto.

     The unaudited pro forma combined condensed statements of operations give effect to the merger as if it had occurred at the beginning of the periods presented. The unaudited pro forma combined condensed statements of operations also give effect to the sale of the hardware assets of Visioneer (which occurred January 6, 1999), the merger of Visioneer and ScanSoft (which occurred March 2,
1999) and the discontinuance of Caere's hardware business (announced in October
1999) as if each of these transactions had occurred at the beginning of the periods presented. The unaudited pro forma condensed combined balance sheet gives effect to the merger as if it had occurred on September 30, 1999.

     The unaudited pro forma combined condensed financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the merger had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position of the merged companies. The pro forma adjustments are based on the information and assumptions available at the time of the filing.

                      SCANSOFT, INC. AND CAERE CORPORATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           YEAR ENDED     NINE MONTHS ENDED
                                                          DECEMBER 31,      SEPTEMBER 30,
                                                              1998              1999
                                                          ------------    -----------------
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
  DATA:
Total net revenue.......................................    $ 92,142           $68,053
Net loss................................................     (10,379)           (8,800)
Net loss per share, basic and diluted...................       (0.23)            (0.19)

                                                              SEPTEMBER 30,
                                                                  1999
                                                              -------------
PRO FORMA CONDENSED COMBINED BALANCE SHEET DATA:
Working capital.............................................    $  3,866
Total assets................................................     141,882
Stockholder's equity........................................     117,739

                           COMPARATIVE PER SHARE DATA

     The following tabulation reflects (a) the historical net income (loss) and book value per share of ScanSoft and Caere, (b) the unaudited pro forma net loss and book value per share of ScanSoft after giving effect to the proposed merger on a purchase basis with Caere, and (c) pro forma equivalent net loss and book value per share attributable to the shares of ScanSoft common stock which will be received for each share of Caere. The information presented in this tabulation should be read in conjunction with the unaudited pro forma combined condensed financial statements and the notes thereto appearing elsewhere in this prospectus/proxy statement, and the separate historical financial statements of the respective companies incorporated into this prospectus/proxy statement by reference.

                                                                               NINE MONTHS
                                                               YEAR ENDED         ENDED
                                                              DECEMBER 31,    SEPTEMBER 30,
                                                                  1998            1999
                                                              ------------    -------------
Historical -- ScanSoft (acquiring)
  Basic and diluted net loss per share......................     $(0.19)         $(0.11)
  Book value per share(1)...................................       0.38            0.73
Historical -- Caere (to be acquired)
  Diluted net earnings per share............................       0.78            0.45
  Book value per share(1)...................................       4.65            5.02
Pro forma combined net loss per share
  Pro forma combined net loss per ScanSoft share............      (0.23)          (0.19)
  Equivalent pro forma net loss per Caere share(3)..........      (0.53)          (0.45)
Pro forma combined book value per share
  Pro forma book value per ScanSoft share(2)................       2.42            2.44
  Equivalent pro forma book value per Caere share(3)........       5.65            5.68

-------------------------
(1) The historical book value per share is computed by dividing total stockholders' equity by the number of shares of common and preferred stock outstanding at the end of the period.

(2) The pro forma combined book value per ScanSoft share is computed by dividing total pro forma stockholders' equity by the pro forma number of shares of common and preferred stock outstanding at the end the period.

(3) Equivalent pro forma share amounts are calculated by multiplying the pro forma combined net loss per share and the pro forma book value per share of ScanSoft by the exchange ratio as of January 14, 2000 of 2.33.

                                  RISK FACTORS

     The merger involves a high degree of risk. In addition, by voting in favor of the merger, Caere stockholders will be choosing to invest in ScanSoft common stock. An investment in ScanSoft common stock involves a high degree of risk. In addition to the other information contained or incorporated by reference in this prospectus/proxy statement, both ScanSoft and Caere stockholders should carefully consider the following risk factors in deciding whether to vote for the merger. The occurrence of any of the risks described below or incorporated by reference herein could materially adversely affect the business, financial condition and results of operation of ScanSoft and Caere, as applicable.

     This prospectus/proxy statement contains and incorporates by reference forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act. Forward-looking statements are based on current expectations that involve a number of uncertainties, including those set forth in the risk factors below. Actual results could differ materially from those projected in the forward-looking statements. References in this prospectus/proxy statement to "we," "our," or "us" are meant to be references to the combined company after the closing of the merger.

RISKS RELATING TO THE MERGER

     YOU WILL NOT KNOW THE NUMBER OF SHARES OF SCANSOFT COMMON STOCK THAT YOU WILL RECEIVE UNTIL COMPLETION OF THE MERGER. Upon completion of the merger, each share of Caere common stock will be exchanged for $4.00 cash and a fraction of a share of ScanSoft common stock. The fraction of a share of ScanSoft common stock that will be issued for each share of Caere common stock will be equal to $7.75 divided by the average closing sale price of a share of ScanSoft common stock for the ten trading days ending on the day preceding the consummation of the merger. However, if the average closing sale price is greater than $8.50, then it will be deemed to be $8.50, and if the average closing sale price is less than $4.50, then it will be deemed to be $4.50. The formula to determine the number of shares of ScanSoft common stock to be received in the merger is described in more detail under the heading "Manner and Basis of Converting Shares." Since prices fluctuate, you will not know the final exchange ratio until after the market closes on the day before completion of the merger. The price of ScanSoft common stock at the time of the merger or afterwards may be lower than the price prior to the merger. Neither ScanSoft nor Caere is permitted to terminate its obligations to effect the merger solely because of changes in the price of ScanSoft common stock. Accordingly, the specific dollar value of ScanSoft common stock to be received by you upon completion of the merger will depend on the market value of ScanSoft common stock at the time of completion of the merger.

     ALTHOUGH SCANSOFT AND CAERE EXPECT THAT THE MERGER WILL RESULT IN BENEFITS, THOSE BENEFITS MAY NOT OCCUR. The acquisition of Caere by ScanSoft involves risks related to, among other things, the integration and management of acquired technology, sales and marketing efforts, operations and personnel. The integration of ScanSoft and Caere will be a complex, time consuming and expensive process and may result in disruption of the business of the combined company. Following the merger, the combined company must operate as a combined organization utilizing common information and communication systems, operating procedures, financial controls and human resources practices. There may be substantial difficulties, costs and delays involved in integrating ScanSoft and Caere, including:

     - Potential incompatibility of business cultures;

     - Product development delays caused by disruptions from the merger;

     - Perceived adverse changes in business focus;

     - Potential lapses in internal and financial controls;

     - The loss of key employees and diversion of the attention of management from ongoing business concerns;

     - Negative reaction from and/or deterioration of our relationships with our OEM customers, distributors and resellers, or end-user customers; and

     - Caere may not be successfully integrated, managed and operated by ScanSoft.

     CAERE MAY NOT BE ABLE TO OBTAIN CONSENTS IN CONNECTION WITH THE
MERGER. Caere has contracts with many of its suppliers, customers and other business partners relating to, among other things, certain intellectual property rights. Some of these contracts require Caere to obtain the consent, waiver or approval of these other parties in connection with the merger. If consent, waiver or approval cannot be obtained, Caere may lose the right to use intellectual property that is necessary for its business. Caere has agreed to use commercially reasonable efforts to secure the necessary consents, waivers and approvals. However, Caere may not be able to obtain all of the necessary consents, waivers and approvals.

     THE COMBINED COMPANY WILL INCUR SUBSTANTIAL EXPENSES FROM THE MERGER. We estimate that we will incur aggregate pre-tax costs of approximately $4 million associated with the merger, as well as approximately $3 to 6 million in restructuring costs, which includes costs relating to employee severance. In addition, we expect to incur certain costs in connection with the integration of the two companies. These integration-related costs cannot now be reasonably estimated, because they depend on future decisions to be made by management of the surviving corporation, but they could be material. These integration-related costs could relate to the elimination of duplicate facilities and operations, integration of internal and customer-related activities, and cancellation and/or overlap of contractual obligations. These costs and expenses will affect results of operations primarily in subsequent periods following the merger.

     The merger will be accounted for as a purchase and, accordingly, the acquired assets and liabilities of Caere will be recorded at estimated fair values. Under the purchase method of accounting, intangibles in the amount of approximately $92 million will be capitalized and special charges of approximately $28 million relating to in-process research and development will be recorded in the quarter the merger is consummated. These amounts are estimates that reflect the most recently available information but will be affected by the completion of a valuation study that is currently in progress. The completion of the valuation study may result in significant differences from the preliminary allocation. The amortization of other intangibles after the merger will have an adverse effect on the results of operations of the surviving corporation.

     CAERE OFFICERS AND DIRECTORS HAVE CONFLICTS OF INTEREST THAT MAY INFLUENCE THEM TO SUPPORT THE MERGER. The directors and officers of Caere have certain interests in the merger and participate in certain arrangements that are different from, or are in addition to those of Caere stockholders generally. These interests and arrangements include:

     - Caere officers are covered by a severance plan and agreements under which they will receive certain benefits if they are terminated by Caere or leave for good reason, within 36 months of the merger;

     - Certain Caere officers and directors have stock options subject to accelerated vesting; and

     - Robert G. Teresi, President and Chief Executive Officer of Caere, is party to a non-competition and consulting agreement with ScanSoft that will be effective upon the merger and under which Mr. Teresi may receive certain bonus payments depending on the market price of ScanSoft common stock after the closing of the merger, among other things.

     THE MERGER MAY FAIL TO QUALIFY AS A "REORGANIZATION" WITHIN THE MEANING OF
SECTION 368(a) OF THE INTERNAL REVENUE CODE. In order to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, the merger must satisfy certain requirements, including the requirement that following the merger the surviving corporation hold "substantially all" of the properties of Caere. For purposes of issuing private letter rulings, the Internal Revenue Service has stated that 70% of the fair market value of the gross assets and 90% of the fair market value of the net assets of the target will be considered "substantially all" of the target's properties. The merger is structured such that the cash portion of the consideration to be received by Caere stockholders may be deemed to be paid by Caere rather than ScanSoft. In that case, the portion of Caere's properties represented by the cash would not be held by the surviving corporation following the merger, and the merger likely would not satisfy the ruling guidelines of the IRS. However, these ruling guidelines only represent the circumstances under which the IRS will exercise its administrative discretion to issue private letter rulings. Significantly lower thresholds than those articulated by the IRS have been upheld by the courts, including in cases where the target corporation did not transfer cash, accounts receivable and other financial assets to the acquiror, provided that all of the target's operating assets and sufficient working capital were transferred. If the merger fails to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, each Caere stockholder would recognize capital gain or loss equal to the difference between the stockholder's basis in the Caere stock and the fair market value, as of the closing of the merger, of the ScanSoft common stock plus the cash received in the exchange. Further, Caere would recognize corporate level gain upon the deemed transfer of its assets to Scorpion Acquisitions Corporation in a taxable transaction.

RISKS RELATED TO SCANSOFT AND THE COMBINED COMPANY

     WE DEPEND ON THE CONTINUED DEVELOPMENT OF THE DIGITAL IMAGING SOFTWARE MARKET FOR OUR GROWTH. The market for digital imaging software and, in particular, for our products is:

     - Constantly evolving and is subject to rapid technological changes;

     - Dependent on the introduction, growth, adoption and pricing of digital imaging devices such as scanners, multi-function peripherals and digital cameras;

     - Subject to the technical knowledge and ability of users to understand and use such devices and software; and

     - Characterized by transforming technology and frequent new product introductions.

     Developing new products and product enhancements is a complex and uncertain process requiring high levels of innovation, as well as the accurate anticipation of technological and market trends. Broad market acceptance of our products and our future success will depend in part on the following:

     - Our ability to educate users about the benefits of digital imaging products generally and the specific benefits of our products;

     - Our ability to adapt to emerging industry standards and respond to our competitors' product announcements;

     - Our ability to develop, introduce, upgrade and support competitive new products and product enhancements that meet changing customer requirements and emerging industry standards; and

     - Our ability to increase brand-name recognition.

     If we are not successful in meeting the goals listed above, we may not be able to maintain or gain broad market acceptance for our products. Further, a decline in demand for digital imaging products generally, or for ScanSoft's PaperPort, Pagis or TextBridge products or Caere's OmniPage and OmniForm products, in particular, could occur as a result of competitive technological change or other factors.

     OUR REVENUE HAS BEEN DEPENDENT ON DEMAND FOR A FEW PRODUCTS. We have historically had a substantial portion of our revenue generated from a few products. ScanSoft's TextBridge product family represented approximately 42% of revenue, Pagis represented approximately 21% of revenue and PaperPort represented approximately 20% of revenue for the nine months ended September 30, 1999. Caere's OmniPage product family represented approximately 75% of its revenue for the same time period. The likelihood that these products will continue to contribute significant revenue to the combined company is subject to certain risks, including:

     - Our ability to develop and introduce competitive new product enhancements that meet changing customer requirements; and

     - Our ability to develop and introduce product enhancements that meet emerging industry standards.

     A reduction in revenue may make it more difficult for us to compete in the digital imaging market.

     THE TIMING OF NEW PRODUCT INTRODUCTIONS IS CRITICAL TO OUR SUCCESS. The digital imaging software market is characterized by rapid technological change, evolving customer needs, frequent new product introductions and evolving industry standards. Our success depends on how well we are able to manage the transition to new products and new versions of existing products. The life cycles of our products are difficult to estimate. Further, it is not unusual in personal computer software life cycles for the sales volume of new products and new versions of existing products to increase in the first few months after their introduction because of initial demand. As a product reaches the end of its life cycle, however, demand for that product tends to fall in anticipation of new replacement products. Consequently, announcements about new products at the end of a product life cycle may cause our customers to defer purchasing existing products, and we may be forced to lower the prices of older products in anticipation of new releases. This may result in distributors claiming price protection credits or returning older products to us, and as a result, our revenues may decline. We cannot accurately predict the exact timing in which a new product or version will be ready to ship. Moreover, in order to maintain competitiveness, we must make substantial investments in product development and testing. We cannot guarantee that we will have sufficient resources to make the necessary investments or that we will be able to develop new products or new product features quickly enough to meet market demand.

     WE DEPEND ON CONTINUED DEMAND FOR OUR PRODUCTS FROM ORIGINAL EQUIPMENT MANUFACTURERS. ScanSoft and Caere have OEM relationships with a number of companies that provide digital imaging hardware. Agreements with our OEM customers provide for our software products to be bundled with the OEMs' hardware products when sold. The cost, if any, of integrating, including providing the reproduction of our software, is assumed by the OEM. These agreements also provide for a license fee to be paid to ScanSoft or Caere. The license fee may be a royalty based upon unit sales, a flat fee or a fee for a certain time period. We cannot assure you that OEM customers will accurately report license fees or have the ability to pay them. Our agreements with OEMs do not obligate them to bundle our software.

     Other risks include whether the OEMs will:

     - Give sufficient priority to marketing our products;

     - Continue to offer our products at all; and

     - Elect instead to bundle software products of our competitors.

     OEM revenue has historically represented approximately 15 to 25% of our revenue. In the past several years, we have seen a significant reduction in revenue from certain OEM customers and may not be able to replace the revenue generated from those relationships.

     THE DIGITAL IMAGING SOFTWARE MARKET IS HIGHLY COMPETITIVE. The digital imaging market is highly competitive and subject to rapid change, with frequent new product introductions and enhancements, and constant pressure to reduce prices. We believe that the principal competitive factors in the digital imaging software market include:

     - Accuracy of scanned images;

     - Ease of understanding and use;

     - Product reliability;

     - Product features and functions;

     - Price/performance characteristics;

     - Brand recognition; and

     - Quality of product support.

     Our current competitors include developers of digital imaging software, document management software and scanning software suites and manufacturers of scanners, multi-function peripheral devices and digital cameras. We experience significant price competition and pressure in both the retail channel and the OEM market and expect this to continue. In addition, our "bundled" products themselves compete with our fully featured shrinkwrap products. Our current competitors include Microsoft Corporation, Adobe Systems Incorporated, Corel Corporation, ABBYY Software House, NewSoft America, Inc., I.R.I.S., JetForm Corporation, MGI Software Corp. and many others.

     Increased competition may force us to lower our prices, experience decreased gross margins or lose market acceptance. We face the following challenges from our competitors:

     - Certain of our competitors offer products comparable to ours at retail prices that are lower than ours;

     - Many of our current and potential competitors have longer operating histories and significantly greater financial, technical, support, sales, marketing, recruiting and other resources;

     - Certain of our competitors have greater name recognition and larger customer bases than we do;

     - Certain of our competitors may be better able to withstand significant price decreases or devote greater resources to the development, promotion, sale and support of their products than we can; and

     - Certain of our competitors may be able to develop digital image processing software with superior accuracy, ease of understanding and use, product reliability, product features and functions and price/performance characteristics than we develop.

     We may not be able to compete successfully against current and future competitors, especially those with greater financial, technical, support, sales, marketing, recruiting and other resources. If we are not successful in meeting the challenges listed above, we may not be able to maintain or gain broad market acceptance for our products. Competitive pressures may materially affect our business, operating results, and financial condition.

     WE NEED TO CONTINUE TO MAINTAIN AND BUILD OUR RELATIONSHIPS WITH DISTRIBUTORS AND OTHER RESELLERS. We expect to continue to receive a substantial portion of our revenue from sales through our independent distributors and resellers, but we anticipate that our dependence on any one distributor or reseller will decrease in the future as we expand distribution channels. Our agreements with distributors and resellers are not exclusive; many of our distributors and resellers offer competitive products and are not required to give our products priority. Each of our distributors and resellers can cease marketing our products with limited notice and with little or no penalty. If we lose any one of our independent distributors or resellers, we may not be able to recruit replacements. If our distributors or resellers reduce or cease their marketing and sales efforts on our behalf, our business, operating results and financial condition may suffer.

     We may not be able to develop an effective method of distributing our software products using newly emerging software distribution channels, such as the Internet. Even if successful, the presence of new distribution channels could adversely affect our existing distribution channels and the prices of our products.

     OUR TRADITIONAL DISTRIBUTORS ARE SUBJECT TO ECONOMIC AND COMPETITIVE
RISK. Our traditional distributors in the retail channel are experiencing extreme competition both among themselves and from the shift to electronic commerce. Some of these distributors are experiencing disappointing financial results and in some cases have announced employee layoffs. A failure by any one of our distributors could result in:

     - Material bad debts;

     - Loss of inventories and associated sales values;

     - Disruption of revenue from the retail channel; and

     - Significant costs incurred to reestablish product distribution.

     WE MAY NOT BE ABLE TO COMPETE EFFECTIVELY IN INTERNATIONAL MARKETS. Upon completion of the merger, international sales will represent more than 25% of total sales, and more than 20% of our employees will be in foreign locations. We plan to continue expansion of our international operations by establishing a more extensive network of international distributors and resellers. We also develop versions of our products suitable to the market requirements of particular foreign countries, such as different languages. We have limited resources to develop international versions of our products and to market, distribute, service and support such products. We may not be able to develop new or additional versions of our existing products or successfully market, sell, deliver, service or support our products in international markets.

     CONDUCTING BUSINESS OUTSIDE OF THE UNITED STATES WILL EXPOSE US TO ADDITIONAL RISKS. In conducting business outside of the United States, we are exposed to the following additional risks:

     - Unexpected changes in regulatory requirements;

     - Import and export duties and restrictions;

     - Tariffs and other trade barriers;

     - Difficulties in staffing and managing foreign operations;

     - Longer payment cycles;

     - Uncertainties in connection with collecting accounts receivable;

     - Political instability;

     - Fluctuations in currency exchange rates;

     - Logistical difficulties in managing multinational operations;

     - Seasonal reductions in business activity during summer months in Europe and certain other parts of the world; and

     - Potentially adverse tax consequences, including our inability to recover withholding taxes.

     PRODUCT DEFECTS MAY HARM OUR BUSINESS. Our products are complex and may contain certain software errors or failures which are detected only after we begin to ship a product, especially when first introduced as new versions or when enhancements are released. Although we conduct testing during product development, we have at times been forced to delay commercial release of software until problems were corrected and, in some cases, have provided enhancements to correct errors in released software. Delay in commercial release or correction of errors could lead to loss of revenue, credibility with customers and market acceptance of our products. Despite our testing, and testing by current and potential customers, errors may be found in software after commencement of commercial shipments, resulting in loss or delay of revenue or market acceptance, diversion of development resources, damage to our reputation, or increased support costs.

     WE DEPEND ON THIRD-PARTY LICENSES FOR OUR PRODUCTS. We rely on certain software technology which we license from third parties and use in our products to perform key functions and provide additional functionality. Because our products incorporate software developed and maintained by third parties, we are, to a certain extent, dependent upon such third parties' ability to maintain or enhance their current products, to develop new products on a timely and cost-effective basis, and to respond to emerging industry standards and other technological changes. Further, these third-party technology licenses may not always be available to us on commercially reasonable terms or at all.

     If our agreements with third-party vendors are not renewed or the third-party software fails to address the needs of our software products, we would be required to find alternative software products or technologies of equal performance or functionality. We cannot assure that we would be able to replace the functionality provided by third-party software if we lose the license to this software, it becomes obsolete or incompatible with future versions of our products or is otherwise not adequately maintained or updated.

     THE PROTECTION OF OUR PROPRIETARY TECHNOLOGY AND INTELLECTUAL PROPERTY IS KEY TO OUR SUCCESS. ScanSoft and Caere both rely heavily on their respective proprietary software technology, trade secrets and other intellectual property. We use a variety of methods to protect our respective intellectual property, including patents, copyrights, trademarks and trade secrets. In addition, we generally enter into confidentiality or license agreements with our employees, consultants and vendors. We also generally control access to and distribution of our software, documentation and other proprietary information. We primarily rely on "shrink wrap" or "click wrap" licenses that are not signed by the customer and, therefore, may not be enforceable under the laws of certain jurisdictions. Unauthorized parties may attempt to copy aspects of our products or to obtain and use information that we regard as proprietary. Policing unauthorized use of our products is difficult and we may not be able to protect our technology from unauthorized use. Additionally, our competitors may independently develop technologies that are substantially the same or superior to ours. In addition, the laws of some foreign countries do not protect our proprietary rights to the same extent as the laws of the United States. Although the source code for our proprietary software is protected both as a trade secret and as a copyrighted work, litigation may be necessary to enforce our intellectual property rights, to protect our trade secrets, to determine the validity and scope of the proprietary rights of others, or to defend against claims of infringement or invalidity. Litigation, regardless of the outcome, can be very expensive and can divert management efforts.

     WE DEPEND ON KEY PERSONNEL AND FACE RISKS ASSOCIATED WITH HIRING AND RETAINING EMPLOYEES. We rely to a significant extent upon our senior management team and other key employees. Competition for such employees is intense. We cannot guarantee that we will be able to retain our key employees following the merger. From time to time, we will need to hire additional or replacement employees. We may not be successful in hiring, integrating or retaining new employees.

     OUR PAST EXPERIENCE OF FLUCTUATING REVENUE AND OPERATING RESULTS MAY CONTINUE AND THE COMBINED COMPANY MAY NEVER BECOME PROFITABLE. ScanSoft and Caere's revenue and operating results have fluctuated in the past, and future revenue and operating results are likely to do so in the future, particularly on a quarterly basis. Our revenue frequently fluctuates from quarter to quarter due, to a large extent, to the following:

     - Volume, timing and filling of customer orders;

     - Reduction in prices in response to competition or market conditions;

     - Increased expenditures to pursue new product or market opportunities;

     - Inability to adjust operating expenses to compensate for shortfalls in revenue against forecast;

     - Returns and allowance charges in excess of recorded amounts;

     - Demand for products;

     - Seasonality;

     - General economic trends impacting retail sales;

     - Customer deferrals in anticipation of new versions of products, including new operating systems;

     - Introduction of new products by us or our competitors;

     - Timing of new product acquisitions; and

     - Timing of significant marketing and sales promotions.

     In addition, if we need to reduce our prices in response to pricing pressure, we will be at a significant disadvantage with respect to those of our competitors that have substantially greater resources. These competitors may more readily withstand an extended period of downward pricing pressure. In that event, we may be required to grant credits for price reductions to our distributors and resellers.

     Due to the foregoing factors, among others, our revenue and operating results are difficult to forecast. We intend to base our expense levels in significant part on our expectations of future revenue. Our failure to meet revenue expectations would have a material adverse affect on our business, operating results and financial condition. Further, an unanticipated decline in revenue for a particular quarter may disproportionately affect our net income because a relatively small amount of our expenses are intended to vary with our revenue in the short term. As a result, we believe that period-to-period comparisons of our results of operations are not and will not necessarily be meaningful, and you should not rely upon them as an indication of future performance.

     ScanSoft had net losses for 1996, 1997 and 1998. The combined company may never become profitable or sustain profitability.

     WE MAY NOT BE ABLE TO REALIZE COST SAVINGS FROM THE MERGER. We expect to reduce annual operating costs by approximately $10 million following consummation of the merger. Our ability to realize these cost savings is subject to risks, such as those described in "Risks Relating to the Merger" on page 12 of this prospectus/proxy statement. In addition, realization of the expected cost savings may not occur when anticipated or may be less than expected due, in part, to the following:

     - Our ability to effectively manage diverse and geographically dispersed operations;

     - Difficulties with integrating product development plans, schedules and resources;

     - Difficulties in implementing the planned cost reductions;

     - Potential that the information and estimates used to predict the cost savings was not accurate; and

     - Sales and marketing synergies may not be possible without negatively impacting revenue.

     If we are not successful in managing the risks listed above, our business, operating results and financial condition may suffer.

     XEROX WILL CONTINUE TO INFLUENCE MATTERS REQUIRING STOCKHOLDER APPROVAL OF THE COMBINED COMPANY. Xerox currently owns approximately 44% of ScanSoft's outstanding Common Stock and all of ScanSoft's outstanding Series B Preferred Stock. In addition, Xerox has the opportunity to acquire additional shares of ScanSoft common stock pursuant to a warrant. Xerox is currently ScanSoft's largest stockholder. Although Xerox does not control ScanSoft and is restricted until March, 2001 from holding more than 50% of the voting power of ScanSoft's capital stock, Xerox will have a strong influence over matters requiring approval by ScanSoft's stockholders. In addition, Xerox has two designees on the board of directors, including Paul A. Ricci, the Chairman of the Board.

     Xerox has advised us that its current intent is to hold all of its shares of ScanSoft common stock. However, there can be no assurance concerning the periods of time during which Xerox will maintain its ownership of ScanSoft common stock.

     OUR BUSINESS AND OPERATIONS MAY STILL SUFFER FROM PROBLEMS RELATED TO THE YEAR 2000. Neither ScanSoft nor Caere have experienced disruptions in our business or operations as a result of the onset of the year 2000. However, there may still be systems and software products yet to display any year 2000 problems.

     OUR STOCK PRICE MAY CONTINUE TO BE VOLATILE. Our Common Stock prices have fluctuated widely in the past. We believe that these fluctuations have been caused by announcements of new products, quarterly fluctuations in the results of operations, and other factors, including, but not limited to, changes in conditions of the personal computer industry in general. Stock markets have experienced extreme price volatility in recent years. This volatility has had a substantial effect on the market price of our Common Stock and other high technology companies, often for reasons unrelated to the operating performance of the specific companies. We anticipate that prices for our Common Stock may continue to be volatile. Future stock price volatility may provoke the initiation of securities litigation, which would divert management resources.

     OUR CHARTER DOCUMENTS AND RIGHTS AGREEMENTS CONTAIN ANTI-TAKEOVER PROVISIONS. We are organized under Delaware law. Certain provisions of Delaware law may have the effect of delaying, deferring or preventing changes in control or our management, which could prevent an escalation of stock prices as a result of takeover speculation.

     ScanSoft has also adopted a Preferred Shares Rights Agreement which could cause substantial dilution to an acquiring party that attempts to acquire ScanSoft on terms not approved by ScanSoft's Board. The Preferred Shares Rights Agreement could also have the effect of delaying, deferring or preventing changes in control or our management and preventing an escalation in stock prices as a result of takeover speculation.

RISKS RELATED TO CAERE

     CAERE'S FUTURE GROWTH RATE MAY NOT REACH THE LEVELS REACHED IN PRIOR YEARS. Caere's revenue growth rate in 2000 and future periods may not approach the levels attained in prior years. Because of the fixed portion of some expenses that may be incurred, coupled with the possibility of slower revenue growth, operating margins may decrease in 2000 from those attained in 1999.

     MICROSOFT'S AGREEMENT WITH SCANSOFT MAY REDUCE DEMAND FOR CAERE'S
PRODUCTS. ScanSoft recently entered into an agreement granting Microsoft Corporation certain rights to include ScanSoft's OCR technology in certain unspecified Microsoft product offerings in the future. Microsoft customers may defer or forego the purchase of Caere's more fully featured versions of OmniPage if they find the included OCR technology available from Microsoft satisfies their OCR needs.

                              THE SCANSOFT MEETING

DATE, TIME, PLACE AND PURPOSE OF SCANSOFT'S SPECIAL MEETING

     The special meeting of stockholders of ScanSoft will be held at 8 a.m., Pacific time, on March 13, 2000 at the offices of Wilson Sonsini Goodrich & Rosati, counsel to ScanSoft, located at 650 Page Mill Road, Palo Alto, California 94304. At the meeting, stockholders at the close of business on February 7, 2000 will be asked:

          1. To approve the issuance of shares of ScanSoft common stock in the merger.

          2. To approve the amendment of ScanSoft's certificate of incorporation to (1) increase the number of shares of ScanSoft capital stock authorized for issuance thereunder by 90,000,000 shares to an aggregate of 180,000,000 shares, (2) increase the number of shares of ScanSoft common stock authorized for issuance thereunder by 70,000,000 shares to an aggregate of 140,000,000 shares, and (3) increase the number of shares of ScanSoft Preferred Stock authorized for issuance thereunder by 20,000,000 to an aggregate of 40,000,000 shares for the merger.

          3. To transact such other business as may properly come before the ScanSoft special meeting or any adjournment or postponement thereof.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of ScanSoft common stock at the close of business on the record date are entitled to notice of and to vote at the meeting. As of the close of business on the record date, there were 26,695,511 shares of ScanSoft common stock outstanding and entitled to vote, held of record by approximately 277 stockholders (although ScanSoft has been informed that there are approximately 15,000 beneficial owners), and 3,562,238 shares of ScanSoft Series B Preferred Stock outstanding.

VOTE REQUIRED

     Holders of ScanSoft common stock are entitled to one (1) vote for each share of common stock held as of the record date. Holders of ScanSoft Series B Preferred Stock are not entitled to vote on the proposals to be voted upon at the ScanSoft special meeting.

     The proposals set forth in "Date, Time, Place and Purpose of ScanSoft's Special Meeting" will require the affirmative vote of the ScanSoft stockholders as follows:

     - A majority of the votes cast at the ScanSoft special meeting and entitled to vote on the proposal is required to approve the issuance of shares of ScanSoft common stock in the merger.

     - A majority of the total voting power of outstanding shares of ScanSoft common stock is required to approve the amendment of ScanSoft's certificate of incorporation described above.

     Xerox has agreed to vote in favor of the proposals to be voted upon at the ScanSoft special meeting. Xerox beneficially owned approximately 44% of the outstanding ScanSoft common stock as of the record date. Xerox also owned 100% of the ScanSoft Series B Preferred Stock as of the record date. The Series B Preferred Stock is not entitled to vote on the matters to be voted upon at the ScanSoft special meeting.

SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN STOCKHOLDERS

     On the record date, directors, executive officers and affiliates of ScanSoft as a group beneficially owned 12,480,280 shares of ScanSoft common stock and 3,562,238 shares of Series B Preferred

Stock. Such shares constituted approximately 47% of all of the outstanding ScanSoft common stock and 100% of the ScanSoft Series B Preferred Stock as of the record date.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     A majority of the shares of ScanSoft's issued and outstanding common stock will constitute a quorum at the ScanSoft special meeting. Both abstentions and broker non-votes will be counted as present for the purposes of determining the presence of a quorum. Abstentions will be treated as votes cast against both stockholder proposals. Broker non-votes will be treated as votes cast against the proposal to amend ScanSoft's certificate of incorporation, but will not be treated as present and entitled to vote at the meeting with respect to the proposal to issue shares of ScanSoft common stock in the merger.

EXPENSES OF PROXY SOLICITATION

     ScanSoft will pay the expenses of soliciting proxies to be voted at the meeting. Following the original mailing of the proxies and other soliciting materials, ScanSoft and its agents also may solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, ScanSoft will request brokers, custodians, nominees and other record holders of Common Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, ScanSoft will reimburse record holders for their reasonable expenses upon their request.

VOTING OF PROXIES

     The proxy accompanying this prospectus/proxy statement is solicited on behalf of the ScanSoft board of directors for use at the meeting. You are requested to complete, date and sign the accompanying proxy and promptly return it in the enclosed envelope or otherwise mail it to ScanSoft. All properly executed proxies received by ScanSoft prior to the vote at the meeting that are not revoked will be voted at the meeting in accordance with the instructions indicated on the proxies or, if no instructions are indicated, to approve the issuance of ScanSoft common stock in the merger and the amendment of ScanSoft's certificate of incorporation. You may revoke your proxy at any time before it is exercised at the meeting, by (1) delivering to the secretary of ScanSoft, by any means, including facsimile, a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked, (2) signing and delivering a proxy relating to the same shares and bearing a later date prior to the vote at the meeting, or (3) attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and that you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

     ScanSoft's board of directors does not know of any matter that is not referred to in this prospectus/proxy statement to be presented for action at the meeting. If any other matters are properly brought before the meeting, the persons named in the proxies will have discretion to vote on those matters in accordance with their best judgment.

                               THE CAERE MEETING

DATE, TIME, PLACE AND PURPOSE OF CAERE'S SPECIAL MEETING

     The special meeting of stockholders of Caere will be held at 8 a.m., Pacific time, on March 13, 2000 at the offices of Cooley Godward LLP, located at Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California. At the meeting, stockholders at the close of business on February 7, 2000 will be asked:

     1. to adopt the merger agreement; and

     2. to transact such other business as may properly come before the Caere meeting or any adjournment or postponement thereof.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of Caere common stock at the close of business on the record date are entitled to notice of and to vote at the meeting. As of the close of business on the record date, there were 12,122,504 shares of Caere common stock outstanding and entitled to vote, held of record by approximately 360 stockholders (although Caere has been informed that there are in excess of 7,000 beneficial owners). Each stockholder is entitled to one vote for each share of Common Stock held as of the record date.

VOTE REQUIRED

     The adoption of the merger agreement will require the affirmative vote of a majority of the outstanding shares of Caere's Common Stock.

SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN STOCKHOLDERS

     On the record date, directors, executive officers and affiliates of Caere as a group owned 252,901 shares of Caere common stock, or approximately 2.1% of the outstanding shares on such date. These directors, executive officers and their affiliates have executed voting agreements with ScanSoft, pursuant to which they have agreed to vote their respective shares of Caere common stock in favor of the merger. See "The Merger -- Company Voting/Affiliate Agreements."

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the meeting is a majority of the shares of Caere common stock outstanding on the record date. Abstentions will be included in determining the number of shares present and voting at the meeting and will have the same effect as votes against the proposal. Broker non-votes will have the same effect as votes against the merger.

EXPENSES OF PROXY SOLICITATION

     Caere will pay the expenses of soliciting proxies to be voted at the meeting. Following the original mailing of the proxies and other soliciting materials, Caere and its agents also may solicit proxies by mail, telephone, telegraph or in person. Caere has retained a proxy solicitation firm, D.F. King & Co., Inc., to aid it in the solicitation process. Caere will pay that firm a fee equal to $6,000, plus expenses. Following the original mailing of the proxies and other soliciting materials, Caere will request brokers, custodians, nominees and other record holders of Common Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In those cases, Caere will reimburse record holders for their reasonable expenses upon their request.

VOTING OF PROXIES

     The proxy accompanying this prospectus/proxy statement is solicited on behalf of the Caere board of directors for use at the meeting. You are requested to complete, date and sign the accompanying proxy and promptly return it in the enclosed envelope or otherwise mail it to Caere. All properly executed proxies received by Caere prior to the vote at the meeting that are not revoked will be voted at the meeting in accordance with the instructions indicated on the proxies or, if no instructions are indicated, to adopt the merger agreement. You may revoke your proxy any time before it is exercised at the meeting, by (1) delivering to the secretary of Caere, by any means, including facsimile, a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked, (2) signing and delivering a proxy relating to the same shares and bearing a later date prior to the vote at the meeting, or (3) attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

                APPROVAL OF THE MERGER AND RELATED TRANSACTIONS

     The following discussion summarizes the proposed merger and related transactions. The discussion is not, however, a complete statement of all provisions of the merger agreement and related agreements. Detailed terms of and conditions to the merger and certain related transactions are contained in the merger agreement, a copy of which is attached to this prospectus/proxy statement as Annex A. Statements made in this prospectus/proxy statement with respect to the terms of the merger and such related transactions are qualified in their respective entireties by reference to, and holders of Caere common stock and ScanSoft common stock are urged to read the more detailed information set forth in, the Merger Agreement and the other documents annexed in this prospectus/proxy statement.

BACKGROUND OF THE MERGER

     From time to time, Caere has explored the possibility of a business combination with other software companies and scanner manufacturers to achieve greater efficiencies and value for stockholders. At various times during 1997, Caere had discussions with Xerox regarding the possible acquisition of Caere by Xerox. These discussions did not result in a definitive agreement pertaining to such a business combination. In the late summer and fall of 1998, Caere explored the possibility of acquiring from Visioneer, Inc., the predecessor of ScanSoft, the software business of Visioneer. These discussions did not result in a definitive agreement. Throughout the remainder of 1998 and the first six months of 1999, Caere continued to explore various strategic alternatives to the structure of its then-existing business operations, including exploring the possibility of business combinations with other companies.

     On July 19, 1999, the Caere board of directors directed members of Caere senior management to review various strategic alternatives that might be available to Caere and authorized them to retain an investment bank to assist with Caere's review of alternatives that would best serve the long-term interests of Caere and its stockholders.

     On September 9, 1999, Caere retained Bear Stearns & Co., Inc. to explore potential business combination transactions that could complement Caere's existing business and increase stockholder value. Over the course of the next week, Caere and Bear Stearns made informal preliminary contacts with several companies that they believed might be interested in a business combination with Caere.

     At a September 15, 1999 meeting of the board of directors of Caere, Bear Stearns discussed with the board its preliminary assessment of opportunities for possible business combinations with third parties. At this meeting, Bear Stearns identified and reviewed a list of leading candidates that could be expected to have an interest in a transaction with Caere. At that meeting, although no determination to engage in any business combination transaction was made, the Caere board of directors authorized Bear Stearns to contact, on a confidential basis, what were considered the candidates most likely to have a high level of interest in exploring some form of transaction with Caere to assess their interest.

     During the week of October 11, 1999, John Rogers, Chief Financial Officer of ScanSoft, contacted Blanche Sutter, Executive Vice President and Chief Financial Officer of Caere, and expressed an interest in a potential business combination of the two companies.

     Between October 28, 1999 and December 10, 1999, Bear Stearns, on behalf of Caere, entered into numerous confidentiality agreements with third parties and provided certain requested financial and operating information to these third parties. In addition, representatives of Caere and Bear Stearns engaged in various conversations with representatives of these third parties and their respective financial advisors relating to a possible business combination between Caere and these third parties.

     On November 15, 1999, Paul Ricci, the Chairman of the Board of ScanSoft, contacted Robert Teresi, President and Chief Executive Officer of Caere, to propose a meeting to discuss a potential business combination of ScanSoft and Caere.

     On November 22, 1999, the board of directors of ScanSoft met to discuss a potential business combination transaction with Caere, and authorized Mr. Ricci to engage in discussions with Mr. Teresi regarding a potential business combination.

     On November 23, 1999, ScanSoft delivered to Caere an initial proposal regarding a potential business combination between Caere and ScanSoft.

     On November 24, 1999, Mr. Ricci met with Mr. Teresi and discussed the initial proposal for a potential business combination of the two companies previously delivered to Caere by ScanSoft.

     On December 6, 1999, ScanSoft retained Merrill Lynch, Pierce, Fenner & Smith Incorporated as its financial advisor with respect to a possible business combination with Caere.

     Between December 6, 1999 and December 12, 1999, members of ScanSoft and Caere management, and their respective legal and financial advisors had various discussions regarding the terms of the proposed business combination and pursued preliminary due diligence.

     At a December 7, 1999 meeting of the board of directors of ScanSoft, the board discussed the status of negotiations with Caere.

     On December 12, 1999, Caere and ScanSoft entered into a mutual nondisclosure agreement.

     On December 13, 1999, Bear Stearns received a term sheet from Merrill Lynch outlining the proposed terms on which ScanSoft would consider entering into a business combination with Caere.

     At a December 14, 1999 meeting of the board of directors of Caere, Bear Stearns reviewed the terms of the ScanSoft proposal. Following lengthy discussion by members of the board of directors and Cooley Godward LLP, Caere's legal counsel, the board of directors instructed Bear Stearns and Cooley Godward to seek certain revisions of the proposal with respect to, among other matters, the aggregate value of the consideration offered by ScanSoft, the ability of the Caere board of directors to consider alternative bids once a merger agreement had been signed with ScanSoft and the obligations of Caere and ScanSoft to resolve potential regulatory issues arising out of the merger. Representatives of Bear Stearns communicated the Caere board of directors' proposals to representatives of Merrill Lynch.

     On December 15, 1999, Bear Stearns received a revised term sheet from Merrill Lynch, which Bear Stearns then sent to Caere and its legal counsel.

     On December 16, 1999, Bear Stearns advised Caere that it received a preliminary proposal for an acquisition of Caere by a third party other than ScanSoft. The preliminary proposal, which was subject to a number of conditions, including the third party's due diligence investigation of Caere, contemplated a possible cash purchase price of $130 million for Caere.

     On December 16, 1999, members of ScanSoft and Caere management, their respective legal advisors, and Merrill Lynch and Bear Stearns met to discuss the terms of a proposed transaction. At that meeting, ScanSoft submitted a further revised merger proposal.

     At a December 19, 1999 meeting, Caere's board of directors, together with its legal and financial advisors, discussed the ScanSoft proposal, the proposal of the other third party and other strategic alternatives. After discussion, the Caere board of directors determined to proceed with negotiations and due diligence with ScanSoft. In response to a demand set forth in the ScanSoft proposal, the Caere board of directors agreed to negotiate exclusively with ScanSoft through January 11, 2000.

     During the period from December 21, 1999 through January 10, 2000, Caere, through Bear Stearns, and ScanSoft, through Merrill Lynch, exchanged information regarding the current and past financial performance and business of Caere and ScanSoft.

     On December 23, 1999, Caere and ScanSoft entered into an exclusivity and standstill agreement.

     On January 4, 2000, representatives of ScanSoft and Merrill Lynch met with representatives of Caere and Bear Stearns to exchange management presentations and to conduct business due diligence. At that meeting, the parties discussed the due diligence process and the timing of the transaction.

     On January 5, 2000, the respective managements of ScanSoft and Caere, their legal advisors, and Merrill Lynch and Bear Stearns met to discuss possible terms of a merger. The Caere board of directors held a meeting to discuss the status of the proposed business combination with ScanSoft.

     From January 6, 2000 to January 14, 2000, the legal advisors to ScanSoft and Caere conducted legal due diligence, and the managements of ScanSoft and Caere together with the financial advisors of ScanSoft and Caere conducted business due diligence, on Caere and ScanSoft, respectively.

     On January 10, 2000, members of Caere and ScanSoft management and their respective legal advisors met to discuss the terms of the proposed merger agreement.

     On January 12, 2000, Caere's board of directors held a meeting at which Caere's attorneys reviewed the terms of the proposed merger agreement and related agreements with the board in detail, and Bear Stearns orally presented its financial analysis of the material terms of the proposed transaction. Representatives of Caere also discussed with the board the results of their due diligence investigation of ScanSoft.

     On January 12, 2000, the board of directors of ScanSoft held a special meeting to discuss the status of negotiations with Caere. ScanSoft's legal advisors reviewed the principal terms of the merger agreement and related agreements. Merrill Lynch then reviewed for the board the material financial analyses that it performed related to the proposed transaction. Merrill Lynch delivered its oral opinion to the board of directors of ScanSoft, subsequently confirmed in writing as of January 15, 2000, to the effect that, as of January 15, 2000 and based upon the assumptions made, matters considered and limits of review, as set forth in its opinion, the consideration to be paid in the merger was fair from a financial point of view to ScanSoft. ScanSoft's management, legal advisors and financial advisor then reported on the results of their due diligence investigations of Caere. Following discussion and consideration of the factors described in "ScanSoft's Reasons for the Merger," the ScanSoft board of directors approved the merger agreement and related agreements, the issuance of ScanSoft common stock in the merger and the related amendment of ScanSoft's certificate of incorporation to authorize additional shares of Common Stock. The ScanSoft board determined to recommend to the ScanSoft stockholders its approval of the issuance of shares of ScanSoft common stock in the merger and the related amendment of its certificate of incorporation to authorize additional shares of common stock.

     On January 14, 2000, Caere's board of directors held a telephonic board meeting. Caere's attorneys updated the board on the terms of the final merger agreement and related agreements. Bear Stearns then reviewed for the board the material financial analyses that it performed related to the proposed transaction. Bear Stearns then rendered its oral opinion to the Caere board of directors, subsequently confirmed in writing as of January 15, 2000, to the effect that, as of January 14, 2000 and based upon the assumptions made, matters considered and limits of the review, as set forth in its opinion, the per share merger consideration was fair, from a financial point of view, to Caere's stockholders. After considering Bear Stearn's presentation and the factors described in "Caere's Reasons for the Merger," Caere's board unanimously approved the merger and merger agreement and authorized the executive officers of Caere to negotiate any final changes necessary to the merger agreement and to execute the merger agreement and related ancillary documents on behalf of Caere and determined to recommend to the Caere stockholders that they approve the adoption of the merger agreement.

     On January 15, 2000, after a final review of the documents related to the merger by the management of both Caere and ScanSoft and their respective advisors, Caere and ScanSoft executed the definitive merger agreement and related agreements.

     The parties issued a joint press release announcing the signing of the definitive merger agreement on Monday, January 17, 2000.

JOINT REASONS FOR THE MERGER

     We believe that the proposed merger will create a company well positioned to build upon Caere and ScanSoft's heritage of leadership in the digital imaging software market. We believe the combined company will have an effective cost structure, a strong development team and well-branded products, which we believe can create value for stockholders.

     Further, the boards of directors of ScanSoft and Caere have determined that the merger may provide the combined company with the following benefits:

     - given the complementary nature of the product lines of ScanSoft and Caere, the merger will enhance the opportunity for the potential realization of the strategic objectives of both companies;

     - the creation of a larger customer base, a higher market profile and greater financial strength may present greater opportunities for marketing the products of the combined company; and

     - combined technological resources may allow the combined company to develop new products and greater functionality for existing products.

SCANSOFT'S REASONS FOR THE MERGER

     ScanSoft's board of directors determined that the merger agreement and the merger are fair to and in the best interests of ScanSoft and its stockholders, and determined to recommend that the stockholders approve the stockholder proposals relating to the merger. In reaching its determination, ScanSoft's board of directors considered, among other things, several potential benefits of the merger, including the following:

     - the merger will provide an opportunity for expanded distribution of Caere's products to current customers of ScanSoft;

     - ScanSoft's stockholders would have the opportunity to participate in the potential for growth of the combined company after the merger;

     - the combined experience, financial resources, size and breadth of product offerings of the combined company will allow the combined company to respond more quickly and effectively to technological change, increased competition and market demands in an industry experiencing rapid innovation and change;

     - the combination of Caere's products with ScanSoft's products will allow the combined company to offer a more comprehensive set of software products to its customers; and

     - the creation of a combined customer service and technical support system may permit the combined company to provide more efficient support coverage to its customers.

     In its evaluation of the merger, the ScanSoft board of directors reviewed several factors, including, but not limited to, the following:

     - historical information concerning ScanSoft's and Caere's respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position, including public reports concerning results of operations during the most recent fiscal year and fiscal quarter for each company filed with the SEC;

     - ScanSoft management's view of the financial condition, results of operations and businesses of ScanSoft and Caere before and after giving effect to the merger;

     - current financial market conditions and historical market prices, volatility and trading information with respect to the Common Stock of ScanSoft and the Common Stock of Caere;

     - the consideration to be received by Caere stockholders in the merger and the relationship between the consideration and consideration paid in comparable merger transactions;

     - the belief that the terms of the merger agreement, including the parties' representations, warranties and covenants, and the conditions to their respective obligations, are reasonable;

     - the potential for other third parties to enter into strategic relationships with or to acquire ScanSoft or Caere;

     - detailed financial analysis and other information with respect to the companies presented by Merrill Lynch;

     - the impact of the merger on ScanSoft's customers and employees;

     - reports from management, legal and financial advisors as to the results of the due diligence investigation of Caere;

     - the terms of the proposed merger agreement regarding ScanSoft's and Caere's respective rights to consider and negotiate other acquisition proposals in certain circumstances, as well as the possible effects of the provisions regarding the termination fees; and

     - the expectation that the merger is expected to be accounted for as a purchase.

     The ScanSoft board of directors also identified and considered a number of potentially negative factors in its deliberations concerning the merger including the following:

     - the risk that the potential benefits sought in the merger might not be fully realized;

     - the possibility that the merger might not be consummated and the effect of public announcement of the merger on (a) ScanSoft's sales and operating results, (b) ScanSoft's ability to attract and retain key management, marketing and technical personnel and (c) progress of certain development projects;

     - the potential dilutive effect of the issuance of the Common Stock of ScanSoft in the merger;

     - the substantial charges to be incurred, primarily in the quarter ending March 31, 2000, in connection with the merger, including costs of integrating the businesses and transaction expenses arising from the merger;

     - the risk that despite the efforts of the combined company, key technical and management personnel might not remain employed by the combined company; and

     - other applicable risks described in this prospectus/proxy statement.

     The board concluded, however, that, on balance, the potential benefits to ScanSoft and its stockholders of the merger outweighed the risks associated with the merger.

     The discussion of the information and factors considered by the ScanSoft board of directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the merger, the ScanSoft board did not find it practicable to, and did not, quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

RECOMMENDATION OF SCANSOFT'S BOARD OF DIRECTORS

     After considering the foregoing factors, ScanSoft's board of directors unanimously approved the merger agreement and the merger, and recommends that the stockholders of ScanSoft approve the issuance of shares of ScanSoft common stock in the merger and the amendment of ScanSoft's certificate of incorporation as described in this prospectus/proxy statement.

CAERE'S REASONS FOR THE MERGER

     Caere's board of directors determined that the merger agreement and the merger are fair to and in the best interests of Caere and its stockholders. Accordingly, Caere's board of directors unanimously recommends that its stockholders adopt the merger agreement. In reaching its determination, Caere's board of directors considered, among other things, several potential benefits of the merger, including the following:

     - the premium over the current market price of Caere common stock to be paid by ScanSoft to the Caere stockholders;

     - the merger will provide an opportunity for expanded distribution of Caere's products;

     - Caere's stockholders would have the opportunity to participate in the potential for growth of the combined company after the merger;

     - the possibility that the merger will result in cost savings for the combined company through the elimination of redundant functions of Caere and ScanSoft and the use of economies of scale in connection with the distribution of the products of the combined company;

     - the combined experience, financial resources, size and breadth of product offerings of the combined company will allow the combined company to respond more quickly and effectively to technological change, increased competition and market demands in an industry experiencing rapid innovation and change;

     - the combination of Caere's products with ScanSoft's products will allow the combined company to offer a more comprehensive set of software products to its customers, particularly in the areas of document management and image editing;

     - the creation of a combined customer service and technical support system may permit the combined company to provide more efficient support coverage to its customers.

     In its evaluation of the merger, the Caere board of directors reviewed several factors, including, but not limited to, the following:

     - historical information concerning ScanSoft's and Caere's respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position, including public reports concerning results of operations during the most recent fiscal year and fiscal quarter for each company filed with the SEC;

     - Caere management's view of the financial condition, results of operations and businesses of ScanSoft and Caere before and after giving effect to the merger;

     - current financial market conditions and historical market prices, volatility and trading information with respect to the Common Stock of ScanSoft and the Common Stock of Caere;

     - the consideration to be received by Caere stockholders in the merger and the relationship between the consideration and consideration paid in comparable merger transactions;

     - the belief that the terms of the merger agreement, including the parties' representations, warranties and covenants, and the conditions to their respective obligations, are reasonable;

     - the potential for other third parties to enter into strategic relationships with, or to acquire, ScanSoft or Caere;

     - financial analysis and pro forma and other information with respect to the companies presented by Bear Stearns, financial advisor to Caere, in board presentations;

     - the impact of the Merger on Caere's customers and employees;

     - reports from management, legal and financial advisors as to the results of the due diligence investigation of ScanSoft; and

     - the expectation that the merger is expected to be accounted for as a purchase.

     The Caere board of directors also identified and considered a number of potentially negative factors in its deliberations concerning the merger including the following:

     - the risk that the potential benefits sought in the merger might not be fully realized;

     - the possibility that the merger might not be consummated and the effect of public announcement of the merger on (a) Caere's sales and operating results, (b) Caere's ability to attract and retain key management, marketing and technical personnel and (c) progress of certain development projects;

     - the loss of control over future operations of Caere following the merger;

     - the substantial charges to be incurred, primarily in the quarter ending March 31, 2000, in connection with the merger, including costs of integrating the businesses and transaction expenses arising from the merger;

     - the risk that despite the efforts of the combined company, key technical and management personnel might not remain employed by the combined company;

     - certain terms of the merger agreement and related agreements that prohibit Caere and its representatives from soliciting third-party bids and from accepting, approving or recommending unsolicited third-party bids except in very limited circumstances, which terms would reduce the likelihood that a third party would make a bid for Caere;

     - The risks related to ScanSoft's business and how they would affect the operations of the combined company; and

     - other applicable risks described in this prospectus/proxy statement.

     The board concluded, however, that, on balance, the potential benefits of the merger to Caere and its stockholders outweighed the risks associated with the merger.

     The discussion of the information and factors considered by the Caere board of directors is not intended to be exhaustive, but is believed to include all of the material factors considered by the Caere board of directors. In view of the variety of factors considered in connection with its evaluation of the merger, the Caere board of directors did not find it practicable to, and did not, quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination. In addition, the Caere board of directors did not reach any specific conclusion on each factor considered, or any aspect of any particular factor, but conducted an overall analysis of these factors. Individual members of the Caere board of directors may have given different weight to different factors.

RECOMMENDATION OF CAERE'S BOARD OF DIRECTORS

     After considering all of the foregoing factors, Caere's board of directors determined that the merger is in the best interests of Caere and its stockholders and unanimously approved the Merger Agreement and the merger. Accordingly, Caere's board of directors unanimously recommends that the stockholders of Caere vote "FOR" the adoption of the merger agreement.

OPINION OF SCANSOFT'S FINANCIAL ADVISOR

     On January 12, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated delivered its oral opinion, which opinion was subsequently confirmed in a written opinion dated January 15, 2000, to the ScanSoft board of directors to the effect that, as of such dates, and based upon the assumptions made, matters considered and limits of review set forth in its written opinion, the consideration to be paid by ScanSoft in the merger was fair from a financial point of view to ScanSoft. References herein to the "Merrill Lynch opinion" refer to the written opinion of Merrill Lynch dated as of January 15, 2000 which is attached as Annex F.

     THE MERRILL LYNCH OPINION SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND CERTAIN LIMITATIONS ON THE SCOPE OF REVIEW UNDERTAKEN BY MERRILL LYNCH. EACH HOLDER OF SCANSOFT COMMON STOCK IS URGED TO READ IN ITS ENTIRETY THE MERRILL LYNCH OPINION ATTACHED AS ANNEX F. THE MERRILL LYNCH OPINION WAS INTENDED FOR THE USE AND BENEFIT OF THE SCANSOFT BOARD OF DIRECTORS, WAS DIRECTED ONLY TO THE FAIRNESS OF THE CONSIDERATION TO BE PAID BY SCANSOFT IN THE MERGER FROM A FINANCIAL POINT OF VIEW, DID NOT ADDRESS THE MERITS OF THE UNDERLYING DECISION BY SCANSOFT TO ENGAGE IN THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SCANSOFT STOCKHOLDER AS TO HOW THAT STOCKHOLDER SHOULD VOTE ON THE PROPOSED ISSUANCE OF SCANSOFT COMMON STOCK OR ANY RELATED MATTER. THE MERGER CONSIDERATION WAS DETERMINED ON THE BASIS OF NEGOTIATIONS BETWEEN SCANSOFT AND CAERE AND WAS APPROVED BY THE SCANSOFT BOARD OF DIRECTORS. THIS SUMMARY OF THE MERRILL LYNCH OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERRILL LYNCH OPINION ATTACHED AS ANNEX F.

     In arriving at its opinion, Merrill Lynch, among other things:

     - Reviewed certain publicly available business and financial information relating to Caere and ScanSoft that Merrill Lynch deemed to be relevant;

     - Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of Caere and ScanSoft, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the merger, which are referred to as the "Expected Synergies," furnished to Merrill Lynch by ScanSoft;

     - Conducted discussions with members of senior management and representatives of Caere and ScanSoft concerning the matters described in the previous two bullet points, as well as their respective businesses and prospects before and after giving effect to the merger and the Expected Synergies;

     - Compared the proposed financial terms of the merger with the financial terms of certain other transactions that Merrill Lynch deemed to be relevant;

     - Participated in certain discussions and negotiations among representatives of Caere and ScanSoft and their financial and legal advisors;

     - Reviewed the potential pro forma impact of the merger;

     - Reviewed a draft dated January 14, 2000 of the merger agreement; and

     - Reviewed such other financial studies and analyses and took into account such other matters as Merrill Lynch deemed necessary, including Merrill Lynch's assessment of general economic, market and monetary conditions.

     In preparing its opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to Merrill Lynch, discussed with or reviewed by or for Merrill Lynch, or publicly available. Merrill Lynch did not assume any responsibility for independently verifying that information or for undertaking an independent evaluation or appraisal of any of the assets or liabilities of Caere or ScanSoft and was not furnished with any such evaluation or appraisal. In addition, Merrill Lynch did not assume any obligation to conduct any physical inspection of the properties or facilities of Caere or ScanSoft. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with Merrill Lynch by Caere or ScanSoft, Merrill Lynch assumed that they were reasonably prepared and reflected the best currently available estimates and judgment of Caere's or ScanSoft's management as to the expected future financial performance of Caere or ScanSoft, as the case may be, and the Expected Synergies. Merrill Lynch further assumed that the merger would qualify as a tax-free reorganization for U.S. federal income tax purposes, and that the final form of the merger agreement would be substantially similar to the last draft reviewed by Merrill Lynch.

     The Merrill Lynch opinion was necessarily based upon market, economic and other conditions as they existed and could be evaluated on, and on the information made available to Merrill Lynch as of, the date of the Merrill Lynch opinion. Merrill Lynch assumed that in the course of obtaining the necessary regulatory or other consents or approvals, contractual or otherwise, for the merger, no restrictions, including any divestiture requirements or amendments or modifications, would be imposed that would have a material adverse effect on the contemplated benefits of the merger.

     In connection with the preparation of its opinion, Merrill Lynch was not authorized by ScanSoft or ScanSoft's board of directors to solicit, nor did Merrill Lynch solicit, third party indications of interest for the acquisition of all or any part of ScanSoft. In addition, Merrill Lynch did not express any opinion as to the prices at which the ScanSoft shares will trade following the announcement or consummation of the merger.

     The following is a summary of certain financial and comparative analyses performed by Merrill Lynch that were presented to the ScanSoft board of directors in connection with the delivery of the Merrill Lynch opinion.

     Stock Trading Analysis. Merrill Lynch reviewed the per share daily closing market prices of Caere common stock and ScanSoft common stock during the twelve-month period ending January 11, 2000. During this period, the price per share of Caere common stock ranged from a low of $5.38 on October 29, 1999 to a high of $17.25 on January 27, 1999, and the price per share of ScanSoft common stock ranged from a low of $1.19 on January 12, 1999 to a high of $9.94 on November 15, 1999. In addition, during the one-month period ending January 11, 2000, the price per share of Caere common stock ranged from a low of $6.44 on December 15, 1999 to a high of $7.56 on January 3, 2000, and the price per share of ScanSoft common stock ranged from a low of $3.84 on December 30, 1999 to a high of $6.38 on December 8, 1999.

     Historical Implied Exchange Ratio Analysis. Using the per share daily closing market prices of Caere common stock and ScanSoft common stock for the twelve-month period ending January 11, 2000, Merrill Lynch calculated the historical implied exchange ratios, net of $4.00 in cash to be paid in the merger per share of Caere common stock, during this period by dividing the closing prices per share of Caere common stock by those of ScanSoft common stock and the average of those historical trading ratios for the one-month, three-month, six-month and twelve-month periods ended January 1, 2000. This analysis resulted in the following average implied trading ratios for the periods indicated:

                   AVERAGE HISTORICAL IMPLIED EXCHANGE RATIO

               PERIOD ENDING JANUARY 11, 2000                 AVERAGE
               ------------------------------                 -------
1 month.....................................................   0.650
3 months....................................................   0.801
6 months....................................................   1.308
12 months...................................................   3.139

     These historical implied exchange ratios compared to an exchange ratio of
1.722 that would be implied in the merger if the average closing sale price of a share of ScanSoft common stock for the ten trading days preceding consummation of the merger were $4.50, which is the low end of the "collar" mechanism, and an exchange ratio of 1.512 that would be implied in the merger if the average closing sale price of a share of ScanSoft common stock for this period were $5.13, which was the closing price per share of ScanSoft common stock on January 11, 2000.

     Merrill Lynch also calculated the historical implied exchange ratio on January 11, 2000 and the high and low historical implied exchange ratios for the twelve-month and one-month periods ending January 11, 2000, in each case net of $4.00 in cash to be paid in the merger per share of Caere common stock, by dividing the highest closing price per share of Caere common stock by the lowest closing price per share of ScanSoft common stock and the lowest closing price per share of Caere common stock by the highest closing price per share of ScanSoft common stock. This analysis resulted in the following implied trading ratios:

             HISTORICAL IMPLIED EXCHANGE RATIOS ON JANUARY 11, 2000
                 AND FOR THE TWELVE-MONTH AND ONE-MONTH PERIODS
                            ENDING JANUARY 11, 2000

January 11, 2000........................................  0.671
12 months...............................................  0.139 to 11.134
1 month.................................................  0.383 to 0.926

     Discounted Cash Flow Analysis. Merrill Lynch performed discounted cash flow, or "DCF," analyses for Caere and ScanSoft using projections provided by ScanSoft management.

     The DCF for Caere was calculated assuming discount rates ranging from 14% to 16% and was comprised of the sum of the present values of:

          (1) The projected cash flows for the years 2000 through 2004; and

          (2) The 2004 terminal value based upon a range of free cash-flow growth rates from 2004 to perpetuity of 3% to 6%.

     This analysis resulted in a range of implied equity values per share of Caere common stock from $10.68 to $14.01, as compared to the offer price of $11.75 per share and the closing price per share of Caere common stock on January 11, 2000 of $7.44. Merrill Lynch also performed a DCF analysis for Caere taking into account the present value of Caere's net operating loss carryforwards. This analysis resulted in a range of implied equity values per share of Caere common stock from $10.68 to $14.22.

     The DCF for ScanSoft was calculated assuming discount rates ranging from 14% to 16% and was comprised of the sum of the present values of:

          (1) The projected cash flows for the years 2000 through 2004; and

          (2) The 2004 terminal value based upon a range of free cash flow growth rates from 2004 to perpetuity of 3% to 6%.

     This analysis resulted in a range of implied equity values per share of ScanSoft common stock from $3.37 to $5.24, as compared to the closing price per share of ScanSoft common stock on January 11, 2000 of $5.13. Merrill Lynch also performed a DCF analysis for ScanSoft taking into account the present value of ScanSoft's net operating loss carryforwards. This analysis resulted in a range of implied equity values per share of ScanSoft common stock from $3.37 to $5.56.

     Based upon the estimated valuation ranges of Caere and ScanSoft set forth above, Merrill Lynch calculated a range of implied exchange ratios, in each case net of $4.00 in cash to be paid in the merger per share of Caere common stock, by dividing the highest estimated value per share of Caere common stock by the lowest estimated value per share of ScanSoft common stock and the lowest estimated value per share of Caere common stock by the highest estimated value per share of Caere common stock, both excluding and including the Expected Synergies and the present value of the net operating loss carryforwards. This analysis resulted in implied exchange ratios ranging from 1.275 to 2.970, excluding the Expected Synergies and the present value of the net operating loss carryforwards, and from 1.275 to 4.282, including the Expected Synergies and the present value of the net operating loss carryforwards.

     Comparable Acquisitions Analysis. Merrill Lynch reviewed certain publicly available information regarding three business combinations in the digital imaging software industry that Merrill Lynch deemed to be reasonably similar to the merger. The transactions and the dates these combinations were announced are as follows:

     - Microsoft Corporation's acquisition of Visio Corporation (September
       1999);

     - Avid Technology, Inc.'s acquisition of SoftImage Co. (June 1998); and

     - Visioneer, Inc.'s acquisition of ScanSoft, Inc., a subsidiary of Xerox Corporation (December 1998).

     For each of these transactions, Merrill Lynch compared the "transaction value" as a multiple of the latest twelve months' revenue of the target company, where "transaction value" is generally defined as the sum of the per share offer price for the target company multiplied by the number of company shares outstanding and the number of target company options outstanding, net of option proceeds, plus the preferred equity at liquidation, if any, the short-term debt, the long-term debt and any minority interests, less cash, marketable securities and exercisable option proceeds.

     This analysis showed that the multiple of transaction value to latest twelve months' revenue ranged from 1.1x to 6.5x. This analysis resulted in a range of implied equity values per share of Caere common stock from $8.96 to $18.67, as compared to the offer price of $11.75 per share and the closing price per share of Caere common stock on January 11, 2000 of $7.44.

     Based upon the estimated valuation ranges of Caere set forth above and of ScanSoft set forth in the DCF analysis, Merrill Lynch calculated a range of implied exchange ratios, in each case net of $4.00 in cash to be paid in the merger per share of Caere common stock, by dividing the highest estimated value per share of Caere common stock by the lowest estimated value per share of ScanSoft common stock and the lowest estimated value per share of Caere common stock by the highest estimated value per share of Caere common stock. This analysis resulted in implied exchange ratios ranging from 1.090 to 4.732.

     Contribution Analysis. Using projections provided by ScanSoft, Merrill Lynch reviewed Caere's and ScanSoft's relative contribution to the pro forma revenues, earnings before interest, taxes, depreciation and amortization, and earnings before interest and taxes, of the combined company during the calendar years 2000 through 2004. This analysis resulted in implied exchange ratios ranging from 2.100 to 4.900.

     The summary of analyses performed by Merrill Lynch set forth above does not purport to be a complete description of the analyses performed by Merrill Lynch in arriving at its opinions. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial or summary description. Accordingly, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by Merrill Lynch, without considering all analyses and factors, could create an incomplete view of the processes underlying the Merrill Lynch opinion. Merrill Lynch did not assign relative weights to any of its analyses in preparing its opinion. The matters considered by Merrill Lynch in its analyses were based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond ScanSoft's and Merrill Lynch's control and involve the application of complex methodologies and educated judgment. Any estimates contained in the Merrill Lynch analyses are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than the estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future. The estimates are inherently subject to uncertainty.

     No transaction utilized as a comparison in the analysis described above is identical to the proposed merger. An analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved and other factors that could affect the public trading value of the companies to which they are being compared.

     The ScanSoft board selected Merrill Lynch to act as its financial advisor because of Merrill Lynch's reputation as an internationally recognized investment banking firm with substantial experience in transactions similar to the merger and because Merrill Lynch is familiar with ScanSoft and its business. As part of Merrill Lynch's investment banking businesses, Merrill Lynch is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, secondary distributions of listed and unlisted securities and private placements.

     Pursuant to the terms of a letter agreement between ScanSoft and Merrill Lynch dated December 13, 1999, ScanSoft agreed to pay Merrill Lynch a fee in the amount of $975,000. This fee is payable in cash upon the completion of the merger.

     ScanSoft has agreed to reimburse Merrill Lynch for its reasonable out-of-pocket expenses incurred in connection with its engagement, including the reasonable fees and disbursements of legal counsel, and to indemnify Merrill Lynch and related parties from and against specified liabilities, including liabilities under the federal securities laws, arising out of its engagement.

     Merrill Lynch has, in the past, provided financial advisory services to ScanSoft and certain of its affiliates and may continue to do so and has received, and may receive, fees for the rendering of those services. In addition, in the ordinary course of Merrill Lynch's business, Merrill Lynch and its affiliates may actively trade Caere common stock, as well as ScanSoft common stock, for their own accounts and for the accounts of their customers. Accordingly, Merrill Lynch and its affiliates may at any time hold a long or short position in these securities.

OPINION OF CAERE'S FINANCIAL ADVISOR

     Caere retained Bear Stearns to act as its financial advisor in connection with the merger. On January 14, 2000, Bear Stearns delivered to the board of directors of Caere, its oral opinion, which was subsequently confirmed in writing on January 15, 2000, that, as of the date thereof, and subject to the assumptions and qualifications set forth therein, the per share merger consideration, as defined in the fairness opinion, was fair, from a financial point of view, to shareholders of Caere.

     THE FULL TEXT OF THE BEAR STEARNS FAIRNESS OPINION, WHICH SETS FORTH THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS ANNEX E TO THIS PROSPECTUS/PROXY STATEMENT. STOCKHOLDERS ARE URGED TO READ THE BEAR STEARNS OPINION IN ITS ENTIRETY. THE DESCRIPTION OF THE BEAR STEARNS OPINION SET FORTH IN THIS PROSPECTUS/PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THAT OPINION.

     THE BEAR STEARNS OPINION ADDRESSES ONLY THE PER SHARE MERGER CONSIDERATION UNDER THE MERGER AGREEMENT AND IS INTENDED FOR THE BENEFIT AND USE OF THE CAERE BOARD OF DIRECTORS. THE BEAR STEARNS OPINION DID NOT CONSTITUTE A RECOMMENDATION TO THE CAERE BOARD OF DIRECTORS, AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY CAERE STOCKHOLDER AS TO HOW THE STOCKHOLDER SHOULD VOTE AT THE CAERE SPECIAL MEETING. BEAR STEARNS DID NOT EXPRESS ANY OPINION AS TO THE PRICE OR RANGE OF PRICES AT WHICH SHARES OF COMMON STOCK OF SCANSOFT MAY TRADE PRIOR TO OR SUBSEQUENT TO THE CONSUMMATION OF THE MERGER. THE BEAR STEARNS OPINION WAS NECESSARILY BASED ON ECONOMIC, MARKET AND OTHER CONDITIONS, AND THE INFORMATION MADE AVAILABLE TO BEAR STEARNS, AS OF THE DATE OF THE BEAR STEARNS OPINION.

     In arriving at its opinion, Bear Stearns, among other things:

     - reviewed the merger agreement;

     - reviewed Caere's Annual Reports to Stockholders and Annual Reports on Form 10-K for the fiscal year ended December 31, 1998, ScanSoft's Annual Reports to Stockholders and Annual Reports on Form 10-K for the fiscal year ended January 3, 1999, and Caere's and ScanSoft's Quarterly Reports on Form 10-Q for the period ended September 30, 1999;

     - reviewed certain operating and financial information, including projections related to Caere's and ScanSoft's business and prospects provided by their respective senior managements and cost savings and other potential synergies which could be achieved upon the completion of the merger provided by the management of ScanSoft;

     - met with certain members of Caere's and ScanSoft's senior management to discuss each company's business, operations, historical financial statements and future prospects;

     - reviewed the historical market prices, valuation parameters and trading volumes of the common shares of Caere and ScanSoft;

     - reviewed publicly available financial data, stock market performance data and valuation parameters of companies which Bear Stearns deemed generally comparable to Caere and ScanSoft;

     - reviewed the terms of recent mergers and acquisitions of companies which Bear Stearns deemed generally comparable to the merger;

     - performed discounted cash flow analyses based on the projections for Caere and ScanSoft furnished to Bear Stearns;

     - reviewed the pro forma financial results, financial condition and capitalization of ScanSoft giving effect to the merger; and

     - conducted such other studies, analyses, inquiries and investigations as Bear Stearns deemed appropriate.

     In conducting its analysis, Bear Stearns did not assume any responsibility for the independent verification of any of the information reviewed by or provided to it. In addition Bear Stearns did not perform or obtain any independent appraisal of the assets or liabilities of Caere, nor was Bear Stearns furnished with any appraisals. Furthermore, Bear Stearns assumed, without independent verification, the following:

     - the accuracy and completeness of the financial and other information, including, without limitation, the projections and cost savings and other potential synergies provided by Caere's and ScanSoft's senior managements;

     - the projected financial results and cost savings and other potential synergies which could be achieved upon completion of the merger were reasonably prepared and represented the best currently available estimates and judgments of the senior managements of Caere and ScanSoft;

     - the assurances of the senior managements of Caere and ScanSoft that they were unaware of any facts that would make the information, including the projections, provided to Bear Stearns incomplete or misleading;

     - the merger will qualify as a tax-free "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code; and

     - the merger will be consummated without any regulatory limitations, restrictions, conditions, amendments or modifications that, collectively, would have a material adverse effect on Caere or ScanSoft.

     Bear Stearns did not express any opinion as to what the value of the ScanSoft common stock actually will be when issued pursuant to the merger. During the course of its engagement, Bear Stearns was asked by the board of directors of Caere to solicit indications of interest from various third parties regarding a transaction with Caere, and Bear Stearns considered the results of that solicitation in rendering its opinion. Bear Stearns was not asked to consider, and Bear Stearns' opinion does not address, the relative merits of the merger as compared to any alternative business strategies that might exist for Caere or the effect of any other transaction in which Caere might engage. Although Bear Stearns evaluated the per share merger consideration from a financial point of view, Bear Stearns was not asked to and did not recommend the specific consideration payable in the merger, which was determined through arm's-length negotiations between Caere and ScanSoft, although Bear Stearns provided advice to Caere and the Caere board of directors from time to time with respect thereto. Other than described herein, Caere did not impose any other limitations on Bear Stearns with respect to the investigations made or procedures followed by Bear Stearns in rendering its opinion.

     In connection with preparing and rendering its opinion, Bear Stearns performed a variety of valuation, financial and comparative analyses. The summary of these analyses, as set forth below, does not purport to be a complete description of the analyses underlying the Bear Stearns opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, the opinion is not necessarily susceptible to summary description. Accordingly, Bear Stearns believes that its analyses must be considered as a whole, and that selecting portions of its analyses and the factors considered by it, without considering all the factors and analyses, could create a misleading or incomplete view of the processes underlying the analysis and the Bear Stearns opinion. Moreover, the estimates contained in the analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or necessarily reflect the prices at which businesses or securities may actually be sold. Accordingly, such estimates are inherently subject to substantial uncertainty. The Bear Stearns opinion and financial analyses were only one of many factors considered by the Caere board of directors in its evaluation of the merger and should not be viewed as determinative of the views of the Caere board of directors or management with respect to the per share merger consideration or the proposed merger.

     The following is a summary of the material valuation, financial and comparative analyses presented orally by Bear Stearns to the Caere board of directors on January 14, 2000 and confirmed in a written opinion provided to Caere as of January 15, 2000.

     Premiums Paid Analysis. Bear Stearns compared the price premium implied by the per share merger consideration of $11.75 as of January 12, 2000, based on the closing price of ScanSoft of $5.28 per share on that date, to twenty-two recent transactions involving public software companies. Bear Stearns compared the averages of premiums paid to the closing stock price one day and four weeks prior to announcement of the proposed acquisition, the premiums paid to the equity value one day and four weeks prior to the announcement of the proposed acquisition and the premiums paid to the enterprise value one day and four weeks prior to the announcement of the proposed acquisition relative to the merger which were as follows:

                                                          EQUITY VALUE      ENTERPRISE VALUE
                                     PRICE PREMIUM          PREMIUM             PREMIUM
                                    ----------------    ----------------    ----------------
                                    1 DAY    4 WEEKS    1 DAY    4 WEEKS    1 DAY    4 WEEKS
                                    PRIOR     PRIOR     PRIOR     PRIOR     PRIOR     PRIOR
                                    -----    -------    -----    -------    -----    -------
Merger............................  58.0%     70.9%     63.2%     76.8%     140.0%    189.3%
Selected Software Company
  Transaction Mean................  16.9%     30.6%     44.1%     61.0%      57.4%     80.0%

     Discounted Cash Flow Analysis. Bear Stearns performed a DCF analysis of Caere on a standalone basis for fiscal years 2000 through 2004. Bear Stearns used discount rates of 16% to 19%, based on several assumptions regarding factors such as interest rates, market risk premiums and the weighted average cost of capital for Caere. In performing its analysis for Caere on a stand-alone basis, Bear Stearns used terminal value revenue multiples ranging from 0.5x to 1.0x and terminal value EBIT multiples ranging from 4.0x to 6.0x. Additionally, Bear Stearns computed a terminal value for Caere based on the perpetual growth method using growth rates ranging from 4% to 6%. Bear Stearns then added the present values of the discounted free cash flows for the period from 2000 to 2004 to the present values of the terminal values based on Caere's projected results for 2004 to arrive at a range of enterprise values for Caere, and then deducted long-term debt and added cash to the enterprise values for Caere to arrive at a range of equity values for Caere. Bear Stearns then divided the equity values by the relevant number of outstanding shares, adjusted to account for outstanding options, to calculate a range of equity values per share for Caere. The DCF analysis of Caere generated a per share equity value range of $8.67 to $12.06, as compared with the per share merger consideration of $11.75, based on the closing price of ScanSoft common stock on January 12, 2000.

     Precedent Transaction Analysis. Using publicly available information, Bear Stearns reviewed and analyzed the terms and financial characteristics of twelve merger and acquisition transactions, which

Bear Stearns deemed to be generally comparable for the purposes of this analysis. The transactions considered by Bear Stearns in its analysis consisted of the following:

     - NetManage Inc.'s acquisition of WallData

     - Investor group's acquisition of Kofax Image Products, Inc.

     - Sterling Software, Inc.'s acquisition of Information Advantage Software, Inc.

     - Compuware's acquisition of Viasoft

     - Hummingbird Corp.'s acquisition of PC DOCS

     - Concentrix, Inc.'s acquisition of Ultradata

     - Anshutz Digital Media, Inc.'s acquisition of Precision Systems, Inc.

     - SunGard Data Systems, Inc.'s acquisition of FDP Corp.

     - Affiliated Computer Services' acquisition of BRC Holdings, Inc.

     - Platinum Software Corp's acquisition of Dataworks Corp.

     - Information Advantage Software's acquisition of IQ Software, Inc.

     - NetManage Inc.'s acquisition of FTP Software

     The range of multiples of enterprise value to revenue for the last twelve months and EBIT for the last twelve months relative to the merger were as follows:

                                                                                   HARMONIC
                                                        MERGER    LOW     HIGH       MEAN
                                                        ------    ----    -----    --------
Last Twelve Months Revenue..........................     1.7x     0.4x     2.8x      0.9x
Last Twelve Months EBIT.............................    10.2x     4.6x    18.9x      9.6x

     Each of the transaction multiples for the merger set forth above is at an implied acquisition price of $11.75 per share based on the closing price of ScanSoft common stock of $5.28 as of January 12, 2000. The ratios for these selected transactions are based on public financial statements, closing stock prices and public equity research reports available to Bear Stearns at the time of the respective transactions.

     Comparable Company Analysis. Bear Stearns compared certain operating, financial, trading and valuation information for Caere and ScanSoft to certain publicly available operating, financial, trading and valuation information of six selected small capitalization software companies, which, in Bear Stearns' judgment, were the most similar to Caere and ScanSoft based on their growth and profitability for purposes of this analysis. These companies consisted of:

     - Docucorp International, Inc.

     - Engineering Animation, Inc.

     - Indus International, Inc.

     - Mapics, Inc.

     - SPSS, Inc.

     - Symix Systems, Inc.

     The range of multiples for these comparable companies of enterprise value, defined as the market value of equity plus the market value of debt, net of cash, estimated revenue for calendar years 1999 and 2000, and estimated EBIT, defined as earnings before interest and taxes, for the calendar years 1999 and 2000 relative to the merger were as follows:

                                                                                  HARMONIC
                                                     MERGER     LOW      HIGH       MEAN
                                                     ------    -----    ------    --------
Calendar Year 1999 Est. Revenue....................   1.67x    1.15x     2.05x      1.61x
Calendar Year 2000 Est. Revenue....................   1.53x    0.93x     1.80x      1.25x
Calendar Year 1999 Est. EBIT.......................  11.7 x    8.4 x    19.1 x     13.0 x
Calendar Year 2000 Est. EBIT.......................   9.7 x    6.7 x    20.0 x     10.1 x

     Each of the transaction multiples for the merger set forth above is based on an implied acquisition price of $11.75 per share based on the closing price of ScanSoft common stock of $5.28 as of January 12, 2000.

     No company, transaction or business used in the "Comparable Company Analysis" or the "Precedent Transaction Analysis" as a comparison is identical to Caere, ScanSoft or the merger. Accordingly, an analysis of the results of the foregoing is not entirely mathematical; rather, it involves complex considerations and judgments concerning the differences in financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the comparable companies or the business segment, company or transaction to which they are being compared.

     Pro Forma Discounted Cash Flow Analysis. Bear Stearns performed a pro forma DCF analysis of the combined company for fiscal years 2000 through 2004. Bear Stearns used discount rates of 16% to 19%, based on several assumptions regarding factors such as interest rates, market risk premiums and the assumed weighted average cost of capital for both Caere and ScanSoft. In performing its analysis for the combined company, Bear Stearns used terminal value revenue multiples ranging from 1.5x to 2.5x and EBIT multiples ranging from 9.0x to 11.0x. Additionally, Bear Stearns computed a terminal value for the combined company based on the perpetual growth method using growth rates ranging from 5% to 7%. Bear Stearns added the present values of the discounted free cash flows for the period from 2000 to 2004 to the present values of the terminal values based on the combined company's results for 2004 to arrive at a range of enterprise values for the combined company, and then deducted long-term debt and added cash to the enterprise values for the combined company to arrive at a range of equity values for the combined company, and then divided such equity values by the relevant number of outstanding shares, which were calculated by accounting for Caere and ScanSoft options based on the per share consideration at the various per share values, to calculate a range of equity values per share for the combined company. After giving effect to cost savings and other potential synergies anticipated by the management of ScanSoft to result from the merger, the pro forma DCF analysis of the combined company generated a per share equity value range of $4.31 to $9.64, as compared with the closing price of ScanSoft common stock on January 12, 2000 of $5.28.

     Pro Forma Merger Analysis. Bear Stearns also prepared pro forma analyses of the financial impact of the merger on ScanSoft. Using projected financial results provided by the respective managements of Caere and ScanSoft for the fiscal quarters ended September 30, 2000 and December 31, 2000, and the fiscal year ended December 31, 2001, Bear Stearns compared the earnings per share of ScanSoft on a stand-alone basis with the earnings per share of the companies combined on a pro forma basis to give effect to the merger. These comparisons assumed that the merger consideration was equal to $11.75 per share. Taking into consideration the amortization over a five year period of goodwill resulting from the merger, and disregarding any cost savings and other potential synergies, the analysis indicated that the merger would be dilutive to ScanSoft's stand-alone earnings per share for calendar year 2001; however, if the amortization of goodwill is omitted from the analysis, the merger would be accretive to ScanSoft's stand-alone earnings for calendar year 2001.

After giving effect to cost savings and other potential synergies anticipated by the management of ScanSoft to result from the merger and the amortization of goodwill, the analysis indicated that the merger would be dilutive to ScanSoft's stand-alone earnings for fiscal year 2001; however, if the amortization of goodwill is omitted, the analysis indicated that the merger would be accretive to ScanSoft's stand-alone earnings for fiscal year 2001.

     Pursuant to the engagement letter dated September 9, 1999, Caere is obligated to pay Bear Stearns a $50,000 retainer fee, an opinion fee of $200,000 and an advisory fee of 1.25% of the aggregate consideration received in the merger. The retainer fee and opinion fee are to be credited against the advisory fee. Caere has also agreed to reimburse Bear Stearns for its reasonable out-of-pocket expenses, including fees and expenses of legal counsel, and to indemnify Bear Stearns and certain related persons against certain liabilities.

     Bear Stearns is an internationally recognized investment banking firm and was selected as financial advisor to Caere in connection with the merger and asked to render its opinion in connection with the merger based on Bear Stearns' qualifications, expertise and reputation in providing advice to companies in the software industry, as well as its familiarity with Caere and ScanSoft. As part of its investment banking business, Bear Stearns is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bidding, secondary distribution of listed and unlisted securities, private placements and valuation for estate, corporate and other purposes. In the ordinary course of business, Bear Stearns may actively trade the equity securities of Caere and ScanSoft for its own account and for the account of its customers and, accordingly, may at any time hold a long or short position in such securities.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In connection with the recommendation of Caere's board of directors, Caere's stockholders should be aware that certain executive officers and directors of Caere have certain interests in the merger that are in addition to the interests of the stockholders of Caere generally.

          Executive Officers' Change-of-Control Severance Plan. Caere established its Executive Officers' Change-of-Control Severance Plan in February 1991 and amended and restated it on March 31, 1998. This plan covers the following executive officers: Robert Teresi, Blanche Sutter, Duke Borozan, Valorie Cook-Carpenter, Wayne Rosing and Robert Cortale.

          Under this plan, each of the above-named executive officers will be eligible to receive severance payments of up to two (2) times annual compensation, health insurance continuation for up to eighteen months, and acceleration of vesting on unvested stock options based years of service with Caere (25% for one year of service, 50% for two years of service, 75% for three years of service, 100% for four years of service) if, within thirty-six months following a change of control of Caere, which includes the merger, the executive officer's employment is involuntarily terminated by Caere, unless the employment is terminated by reason of death, disability or for cause (as defined below), or the employment is voluntarily terminated by the executive officer for good reason (as defined below). Payments under this plan are reduced by any severance payments made under an individual agreement between Caere and the executive, including the Executive Compensation and Benefits Continuation Agreement for Robert Teresi discussed below, and are offset by any payments under the Severance Policy for executive Officers In The Case of Involuntary Termination described below.

          For purposes of this plan and the severance policy described below, "cause" means: (a) gross or habitual failure to perform assigned duties of the executive's job, that is, a performance failure that is not corrected within thirty days after written notice to the executive or (b) misconduct, including but not limited to: (i) conviction of a crime, or entry of a plea of nolo contendere with regard to a crime, involving moral turpitude or dishonesty, (ii) illegal drug use or alcohol abuse on Caere premises or at a Caere sponsored event, (iii) conduct by the executive which in the good faith and reasonable determination of the Caere board of directors demonstrates gross unfitness to serve, (iv) intentional, material violation by the executive of any contract between the executive and Caere or any statutory duty of the executive to Caere.

          For purposes of this plan, "good reason" means: (i) a reduction of the executive's rate of compensation as in effect immediately prior to change of control of Caere, (ii) a failure to provide a package of welfare benefit plans which taken as a whole, provide substantially similar benefits to those in which the executive is entitled to participate immediately prior to the change of control (except that employee contributions may be raised to the extent of any cost increases imposed by third parties) or any action by Caere which would adversely affect the executive's participation or reduce the executive's benefits under any of such plans, (iii) a change in the executive's responsibilities, authority, titles or offices resulting in diminution of position, excluding for this purpose an isolated insubstantial and inadvertent action not taken in bad faith which is remedied by Caere after notice thereof is given by the executive, (iv) a request that the executive relocate to a worksite that is more than 35 miles from his prior worksite, unless the executive accepts such relocation opportunity, (v) a material reduction in duties, (vi) a failure or refusal of the successor company to assume Caere's obligations under plan or the severance policy, or (vii) material breach by Caere or any successor company of any of the material provisions of the plan.

          Severance Policy for Executive Officers In The Case of Involuntary Termination. In February 1991, Caere adopted its Severance Policy for Executive Officers In The Case of Involuntary Termination and amended and restated it on March 31, 1998. This policy covers the following executive officers: Robert Teresi, Blanche Sutter, Duke Borozan, Valorie Cook-Carpenter, Wayne Rosing and Robert Cortale.

          Under this policy, each of the above-named executive officers will be eligible to receive severance payments equal to six months of their respective base salaries plus health insurance continuation for up to six months upon the executive officer's involuntary termination, unless the employment is terminated by reason of death, disability or for cause (as defined above). Payments under this policy are reduced by any severance payments under the Executive Officers' Change-of-Control Severance Plan or any individual severance agreements, between Caere and the executive, such as the Executive Compensation and Benefits Continuation Agreement for Robert Teresi.

          1992 Non-Employee Directors' Stock Option Plan. Under the terms of Caere's 1992 Non-Employee Directors' Stock Option Plan, the vesting of unvested options granted under this plan to non-employee directors of Caere will accelerate immediately as a result of the merger. The following non-employee directors of Caere have the unvested stock options set forth following their names:

                                                      UNVESTED STOCK OPTIONS
                                                      AS OF FEBRUARY 7, 2000
             NON-EMPLOYEE DIRECTOR NAME                 (NUMBER OF SHARES)
             --------------------------               ----------------------
James K. Dutton.....................................          10,000
Robert J. Frankenberg...............................          30,000
Joseph J. Francesconi...............................          20,000

          Executive Compensation and Benefits Agreement for Robert Teresi. Caere and Robert Teresi entered into an Executive Compensation and Benefits Continuation Agreement dated December 28, 1994. The Executive Benefits Agreement provides for severance payments equal to three times Mr. Teresi's annual salary at the time of the termination of his employment, which payments are payable over five years, the continuation of his and his family's health insurance coverages at Caere's expense for a period of up to five years, and the immediate acceleration of vesting of the unvested stock options held by Mr. Teresi in the event of an involuntary termination of Mr. Teresi's employment without cause or a voluntary termination of his employment for good reason.

          For purposes of Mr. Teresi's agreement, the term "cause" means: (a) gross or habitual failure to perform the assigned duties of Mr. Teresi's job, that is, performance failure not corrected within thirty days after written notice to him of the failure or (b) misconduct, including but not limited to: (i) conviction of a crime, or entry of a plea of nolo contendere with regard to a crime, involving moral turpitude or dishonest,
     (ii) illegal drug use or alcohol abuse on Caere premises or at Caere sponsored event, (iii) conduct by Mr. Teresi which based upon a good faith and reasonable factual investigation and determination by the board of directors of Caere demonstrates gross unfitness to serve, or (iv) intentional, material violation by Mr. Teresi of any contract between him and Caere or any statutory duty of Mr. Teresi to Caere.

          Also for purposes of Mr. Teresi's agreement, the term "good reason" means: (i) a reduction of his rate of compensation as in effect immediately prior to the effective date of his Agreement, (ii) a failure to provide a package of welfare benefit plans which, taken as a whole, provide substantially similar benefits to those in which he is entitled to participate immediately prior to the occurrence of the voluntary termination (except that employee contributions may be raised to the extent of any cost increases imposed by third parties) or any action by the Company which would adversely affect his participation or reduce his benefits under any of such plans, (iii) a change in his responsibilities, authority, title or office resulting in diminution of position, excluding for this purpose an isolated insubstantial and inadvertent action not taken in bad faith which is remedied by Caere promptly after notice thereof is given by him, (iv) a request that he relocate to a worksite that is more than 35 miles from his prior worksite, unless he accepts such relocation opportunity, (v) a material reduction in his duties, (vi) a failure or refusal of a successor to Caere to assume its obligations under the Agreement, or (vii) a material breach by Caere or any successor to Caere of any of the material provisions of the agreement.

          Non-Competition and Consulting Agreement for Robert Teresi. On January 15, 2000, ScanSoft and Robert Teresi entered into a non-competition and consulting agreement to take effect on the closing of the merger. Under the agreement, Mr. Teresi will provide consulting services to ScanSoft for a period of up to six months and will agree to keep confidential the proprietary information of Caere and not compete with the businesses of Caere following the merger for a period of two years from the date of the closing of the merger.

          In consideration for Mr. Teresi's consulting services, his agreement to keep confidential the proprietary information of Caere and not compete with the businesses of Caere under this agreement and his Executive Benefits Agreement with Caere discussed above, ScanSoft would pay Mr. Teresi a consulting fee equal to $156 for each hour of consulting performed by Mr. Teresi (up to a maximum of 35 hours each month for up to six months following the closing of the merger). In addition, within five business days following the second anniversary of the closing of the merger, ScanSoft will pay a cash bonus to Mr. Teresi equal in amount to the product of (1) the difference between $13.50 and the average of the closing prices for ScanSoft common stock on the Nasdaq Stock Market as reported in the Wall Street Journal during the five business day period ending on the second anniversary of the closing of the merger and (2) 486,548. However, if during the two-year period ending on the second anniversary of the closing of the merger the closing prices for ScanSoft common stock for three consecutive trading days during any permitted window, as defined below, exceeds $13.50, then ScanSoft will not be obligated to pay the cash bonus with respect to the number of shares that Mr. Teresi owns and sells or could have sold under federal securities laws and ScanSoft's federal securities law compliance program within the permitted window (i.e., the 486,548 figure above will be reduced by the number of shares that Mr. Teresi owns and sells or could have sold during the permitted window). "Permitted window" means any trading day during which Mr. Teresi is not precluded from engaging in transactions in ScanSoft's securities by ScanSoft's federal securities law compliance program and federal securities laws. In addition, the exercise period for all stock options that Mr. Teresi holds at the time of the effective date of the merger will be extended to the second anniversary of the closing of the merger, provided that any incentive stock options that are not exercised within three months of the termination of Mr. Teresi's employment with Caere will be converted into nonstatutory stock options that may be exercised up to the second anniversary of the closing of the merger.

     Appointment of ScanSoft Board Members. The merger agreement also provides that ScanSoft will cause Robert Teresi and Robert Frankenberg, both of whom are current members of the Caere board of directors, to be elected to the ScanSoft board of directors immediately following the closing of the merger.

     Indemnification of Directors and Officers of Caere. The merger agreement provides that from and after the closing of the merger (1) the surviving corporation will fulfill the obligations of Caere pursuant to the indemnification agreements between Caere and its directors and officers in effect prior to the closing of the merger and any indemnification obligations of Caere pursuant to Caere's certificate of incorporation and bylaws as in effect on the date of the merger agreement, and (2) ScanSoft will indemnify and hold harmless each of Caere's officers and directors against and from any costs, expenses (including reasonable attorneys' fees), settlement payments, judgments and other losses, damages and liabilities incurred in connection with any claim, suit, action or proceeding that arises from or relates to the merger or any of the transactions contemplates by the merger agreement. Furthermore, for a period of six years after the closing of the merger, the surviving corporation will maintain directors and officers liability insurance in accordance with the terms of the merger agreement.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion summarizes the material federal income tax consequences of the exchange of shares of Caere stock for ScanSoft common stock and cash pursuant to the merger. This discussion is based on currently existing provisions of the Internal Revenue Code, existing treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to ScanSoft, Caere or the Caere stockholders that are described in this discussion.

     Caere stockholders should be aware that this discussion does not address all federal income tax considerations that may be relevant to particular stockholders of Caere in light of their particular circumstances, such as stockholders who are banks, insurance companies, tax-exempt organizations, dealers in securities, or foreign persons, stockholders who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions, or who hold Caere capital stock as part of an integrated investment (including a "straddle") comprised of shares of Caere capital stock and one or more other positions. In addition, the following discussion does not address the tax consequences of the merger under foreign, state or local tax laws or the tax consequences of transactions effectuated prior or subsequent to or concurrently with the merger, whether or not such transactions are in connection with the merger, including, without limitation, transactions in which Caere stock is acquired or ScanSoft common stock is disposed of.

     ACCORDINGLY, CAERE STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER IN THEIR PARTICULAR CIRCUMSTANCES.

     Consummation of the merger is conditioned upon the receipt by ScanSoft and Caere of opinions from their respective counsel that the merger should be treated as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. The tax opinions will be subject to certain assumptions, limitations and qualifications, and are based upon the truth and accuracy of certain factual representations of ScanSoft, Scorpion Acquisitions Corporation and Caere.

     Assuming that the merger qualifies as a reorganization and that the shares of Caere stock surrendered in the merger were held as capital assets, then, subject to the assumptions, limitations and qualifications referred to herein and in the tax opinions, the merger should result in the following federal income tax consequences:

     Material U.S. Federal Income Tax Consequences to Caere Stockholders

          (a) Holders of Caere stock receiving both ScanSoft common stock and cash in exchange for Caere stock will recognize gain, if any, only to the extent of the amount of cash received. Any such gain will be measured by the sum of the fair market value of the Scan Soft Common Stock received plus the amount of cash received, minus the tax basis of the Caere stock exchanged for the ScanSoft common stock and cash. The gain should generally be capital gain, and should generally be long-term capital gain if the Caere stock exchanged in the merger has been held for more than one year. Caere stockholders will not recognize any loss upon the receipt of ScanSoft common stock and cash.

          (b) Cash payments received by holders of Caere stock in lieu of fractional shares of ScanSoft common stock will be treated as if fractional shares had been issued in the merger and then redeemed by ScanSoft. A stockholder of Caere receiving cash in lieu of fractional shares will generally recognize capital gain or loss upon the payment, equal to the difference, if any, between the stockholder's tax basis in the fractional share and the amount of cash received.

          (c) The aggregate tax basis of the ScanSoft common stock received by Caere stockholders in the merger, including any fractional share of ScanSoft common stock not actually received, will be the same as the aggregate tax basis of the Caere stock surrendered in exchange therefor, decreased by the tax basis allocated to fractional share interests for which cash is received in the merger and by the amount of cash consideration received in the merger, other than cash received for fractional share interests, and increased by the amount of gain, or dividend income, recognized on the exchange.

          (d) The holding period of the ScanSoft common stock received in the merger will include the period for which the Caere stock surrendered in exchange for the ScanSoft common stock was held.

          (e) A stockholder who exercises appraisal rights with respect to Caere stock and receives payment for such stock in cash will generally recognize capital gain or loss measured by the difference between the stockholder's tax basis in such stock and the amount of cash received.

          (f) A recipient of shares of ScanSoft common stock could be required to recognize gain to the extent that such shares were considered to be received in exchange for services or property other than solely Caere stock. All or a portion of such gain may be taxable as ordinary income. In addition to the discussion in paragraph (a) above, gain could also be required to be recognized to the extent that a Caere stockholder was treated as receiving, directly or indirectly, consideration other than that described above in exchange for the stockholder's Caere stock.

     Material U.S. Federal Income Tax Consequences to ScanSoft, Scorpion Acquisitions
     Corporation and Caere

     Neither ScanSoft, Scorpion Acquisitions Corporation nor Caere will recognize a material amount of gain solely as a result of the merger.

     Material U.S. Federal Income Tax Consequences to ScanSoft Stockholders

     ScanSoft's stockholders will not recognize any gain or loss for U.S. federal income tax purposes solely as a result of the merger.

     Although consummation of the merger is conditioned on receipt of the tax opinions, it is possible that the merger may fail to qualify as a reorganization. In order to qualify as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code, the merger must satisfy certain requirements, including the requirement that following the merger the surviving corporation hold "substantially all" of the properties of Caere. For purposes of issuing private letter rulings, the IRS has stated that 70% of the fair market value of the gross assets and 90% of the fair market value of the net assets of the target will be considered "substantially all" of the target's properties. The merger is structured so that the cash portion of the consideration to be received by Caere stockholders may be deemed to be paid by Caere rather than ScanSoft. In that case, the portion of Caere's properties represented by the cash would not be held by the surviving corporation following the merger, and the merger likely would not satisfy the ruling guidelines of the IRS. However, these ruling guidelines only represent the circumstances under which the IRS will exercise its administrative discretion to issue private letter rulings. Significantly lower thresholds than those articulated by the IRS have been upheld by the courts, including in cases where the target corporation did not transfer cash, accounts receivable and other financial assets to the acquiror, provided that all of the target's operating assets and sufficient working capital were transferred.

     No ruling has been or will be obtained from the IRS in connection with the merger, and as discussed above, it is possible that the IRS would decline to issue a ruling if one were requested. Caere stockholders should be aware that the tax opinions do not bind the IRS and that the IRS is therefore not precluded from successfully asserting a contrary opinion. The tax opinions are also subject to certain assumptions and qualifications and will be based on the truth and accuracy of certain representations made by ScanSoft, Scorpion Acquisitions Corporation and Caere, including, without limitation, representations in certificates to be delivered to counsel by the respective managements of ScanSoft, Scorpion Acquisitions Corporation and Caere.

     A successful IRS challenge to the reorganization status of the merger would result in Caere stockholders recognizing taxable capital gain or loss with respect to each share of Caere stock surrendered equal to the difference between the stockholder's tax basis in a share and the fair market value, as of the closing of the merger, of the ScanSoft common stock plus the cash received in exchange for each such share of Caere stock. In that event, a stockholder's aggregate basis in the ScanSoft common stock so received would equal its fair market value as of the closing of the merger and the holding period for the stock would begin the day after the closing of the merger. In addition, Caere would recognize corporate level gain upon the deemed transfer of its assets to Scorpion Acquisitions Corporation in a taxable transaction.

     THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES INCOME TAX CONSEQUENCES OF THE MERGER AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO THE MERGER. THUS, CAERE STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING TAX RETURN

REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FOREIGN, FEDERAL, STATE, LOCAL, AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

GOVERNMENTAL AND REGULATORY APPROVALS

     No notifications are required to be filed under the Hart-Scott-Rodino Antitrust Improvements Act, or the rules promulgated thereunder by the Federal Trade Commission or under foreign antitrust laws, prior to the completion of the merger. Nevertheless, at any time before or after completion of the merger the Antitrust Division of the Department of Justice, the Federal Trade Commission or any state or foreign governmental authority, could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of businesses of ScanSoft or Caere by ScanSoft. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

     Based on information available to them, ScanSoft and Caere believe that the merger will be effected in compliance with federal, state and foreign antitrust laws. However, there can be no assurance that a challenge to the completion of the merger on antitrust grounds will not be made or that, if such a challenge were made, ScanSoft and Caere would prevail.

ACCOUNTING TREATMENT

     The merger will be accounted for as a purchase, and accordingly, the acquired assets and liabilities of Caere will be recorded at estimated fair values. Under the purchase method of accounting, identifiable intangibles and goodwill in the amount of approximately $92 million will be capitalized and charges of approximately $28 million relating to in-process research and development are expected to be recorded in the quarter the merger is consummated. These amounts are estimates that reflect the most recently available information but will be affected by completion of the purchase accounting and the completion of a valuation study that is currently in process. The completion of the valuation study may result in significant differences from the preliminary allocation. The amortization of goodwill and other identifiable intangibles after the merger will have an adverse effect on the results of operations of ScanSoft.

APPRAISAL RIGHTS

     Any Caere stockholder who does not wish to accept the consideration provided for in the merger agreement has the right to demand the appraisal of, and to be paid the fair market value for, the stockholder's shares of Caere common stock. The value of the Caere common stock for this purpose will exclude any element of value arising from the completion or expectation of the merger.

     In order for a Caere stockholder to exercise his right to an appraisal, the stockholder must deliver to Caere a written demand for appraisal of the stockholder's shares of Caere common stock as provided by Delaware law prior to the date of the Caere special meeting.

     Simply voting against the adoption of the merger agreement will not be considered a demand for appraisal rights. Any Caere stockholder who fails to send a written demand to the corporate secretary of Caere at 100 Cooper Court, Los Gatos, California 95032, will lose the right to an appraisal. In addition, any stockholder who votes for the adoption of the merger agreement will lose the right to an appraisal.

     The preceding discussion is not a complete statement of the law pertaining to appraisal rights under the Delaware General Corporation Law and is qualified in its entirety by the full text of Section 262 of the Delaware General Corporation Law, which is attached as Annex G to this prospectus/proxy statement.

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

     Holders of ScanSoft common stock are not entitled to appraisal rights with respect to the merger or the proposals to be considered at the ScanSoft special meeting.

RESALE OF SCANSOFT COMMON STOCK

     The ScanSoft common stock issued pursuant to the merger will be freely transferable under the Securities Act except for shares issued to any Caere stockholder who may be deemed to be an affiliate of Caere or ScanSoft for purposes of Rule 145 under the Securities Act. An affiliate is defined generally as including, without limitation, directors, certain executive officers and beneficial owners of 10% or more of a class of common stock of a company. Certain affiliates of Caere have executed affiliate agreements providing, among other things, that these affiliates will not transfer any ScanSoft common stock received in the merger except in compliance with the Securities Act and that the resale of such shares of ScanSoft common stock are subject to certain restrictions.

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

                              THE MERGER AGREEMENT

     The following is a brief summary of certain provisions of the merger agreement, which is attached as Annex A to this prospectus/proxy statement and is incorporated herein by reference. This summary is qualified in its entirety by reference to the merger agreement.

THE MERGER

     The Merger. The merger agreement provides that, following the adoption of the merger agreement by the stockholders of Caere and the approval of the issuance of shares of ScanSoft common stock in the merger by the ScanSoft stockholders, together with the satisfaction or waiver of the other conditions to the merger, Caere will be merged with and into Scorpion Acquisitions Corporation (with Scorpion Acquisitions Corporation being the surviving corporation). The closing of the merger will become effective upon the effectiveness of the filing with the Secretary of State of the State of Delaware of a duly executed certificate of merger or at such later time as is specified in the certificate of merger. It is currently anticipated that if all conditions to the merger have been satisfied or waived, the merger will become effective on or about March 13, 2000.

     Manner and Basis of Converting Shares. Subject to the terms and conditions of the merger agreement, as of the effective time of the merger, by virtue of the merger and without any action on the part of ScanSoft, Caere or the holder of any shares of Caere stock, each share of Caere common stock issued and outstanding immediately prior to the effective time of the merger, other than any dissenting shares, will be canceled and extinguished and be converted automatically into:

     - a number of shares of ScanSoft common stock equal to $7.75 divided by the Average Trading Price. As used herein, Average Trading Price means the average closing sale price of one share of ScanSoft common stock as reported on the Nasdaq National Market for the ten consecutive trading days ending on the trading day immediately preceding the closing date of the merger; provided, that if the Average Trading Price would be greater than $8.50, then the Average Trading Price will be deemed to be $8.50; provided, further, that if the Average Trading Price would be less than $4.50, then the Average Trading Price will be deemed to be $4.50; plus

     - $4.00 in cash.

     No fraction of a share of ScanSoft common stock will be issued. Instead, each holder of shares of Caere common stock who would otherwise be entitled to a fraction of a share of ScanSoft common stock (after aggregating all fractional shares of ScanSoft common stock to be received by the holder) will be entitled to receive from ScanSoft an amount of cash (rounded to the nearest whole cent) equal to the product of (i) the fraction and (ii) the average closing sale price of one share of ScanSoft common stock as reported on the Nasdaq National Market for the ten consecutive trading days ending on the trading day immediately preceding the closing date of the merger.

     Stock Ownership Following the Merger. Based on the closing sale prices of ScanSoft common stock for the ten trading days prior to February 7, 2000, if the merger had closed on February 7, 2000, after giving effect to the issuance of ScanSoft common stock in connection with the merger (based upon the foregoing assumptions and also assuming no exercise of appraisal rights), the former holders of Caere stock would hold approximately 40% of ScanSoft's total issued and outstanding shares of capital stock after the merger. The foregoing numbers of shares and percentages are subject to change, as they will depend on the capitalization of ScanSoft and Caere at the closing of the merger.

     Effect on Caere Stock Options. The merger agreement provides that at the closing of the merger each issued and outstanding option or right to purchase Caere common stock, whether or not

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

exercisable, will be assumed by ScanSoft. Each option will continue to have the same terms and conditions as it had immediately prior to the closing of the merger, including vesting schedule and repurchase rights, except that (A) each option will be exercisable, or will become exercisable in accordance with its terms, for that number of whole shares of ScanSoft common stock equal to the product of the number of shares issuable upon exercise of that option multiplied by an exchange ratio determinable in accordance with the merger agreement and
(B) the per share exercise price for that option will be adjusted in accordance with the merger agreement. After the closing of the merger, ScanSoft will issue to each holder of an outstanding Caere option a notice describing the terms related to the assumption by ScanSoft of each option held by that holder.

     Also, prior to the completion of the merger, outstanding purchase rights under Caere's employee stock purchase plan will be exercised, and each share of Caere common stock purchased under that plan will be converted into the merger consideration to be issued in exchange for each share of Caere common stock in the merger.

     Exchange Agent. The merger agreement requires ScanSoft to deliver to an exchange agent, for the benefit of the holders of shares of Caere common stock, certificates representing the shares of ScanSoft common stock together with the cash consideration issuable in exchange therefor.

     Exchange Procedures. Promptly after the closing of the merger, ScanSoft will cause the exchange agent to mail to each holder of record of a certificate or certificates, which immediately prior to the closing of the merger represented outstanding shares of Caere common stock whose shares were converted into shares of ScanSoft common stock pursuant to the merger agreement, (1) a letter of transmittal and (2) instructions for use in surrendering the certificates in exchange for certificates representing shares of ScanSoft common stock and cash. Upon surrender of a certificate for cancellation to the exchange agent, together with the letter of transmittal, duly executed, and other documents as may reasonably be required by the exchange agent, each holder of a certificate will be entitled to receive in exchange therefor a certificate representing that number of whole shares of ScanSoft common stock which the holder has the right to receive after taking into account all the shares of Caere stock then held by the holder under all certificates surrendered by that holder, cash consideration to which the holder is entitled, cash in lieu of fractional shares of ScanSoft common stock to which the holder is entitled and any dividends or other distributions to which the holder is entitled, and the certificate so surrendered will be canceled. If certificates for shares of ScanSoft common stock are to be issued in a name other than that in which the certificates surrendered in exchange therefor are registered, such certificates must be properly endorsed and otherwise in proper form for transfer, and the persons requesting such exchange must have paid to ScanSoft or its agent any transfer or other taxes required by reason of the issuance of certificates for shares of ScanSoft common stock in any name other than that of the registered holder of the certificates surrendered, or established to the satisfaction of ScanSoft or its agent that such tax has been paid or is not payable. Until surrendered, each certificate will be deemed at any time after the closing of the merger to represent only the right to receive upon its surrender the certificate representing shares of ScanSoft common stock, the cash consideration to which the holder of the certificate is entitled, cash in lieu of any fractional shares of ScanSoft common stock and any dividends or other distributions to which such holder is entitled. No interest will be paid or will accrue on any cash payable pursuant to the exchange provisions of the merger agreement.

Caere stockholders should not forward Caere stock certificates to the exchange agent until they have received transmittal forms. Caere stockholders should not return Caere stock certificates with the enclosed proxy.

     No Further Ownership Rights in Caere Stock. All shares of ScanSoft common stock issued upon the surrender for exchange of shares of Caere common stock in accordance with the terms of the

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

merger agreement (including any cash paid) will be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to such shares of Caere common stock, subject, however, to the surviving corporation's obligation to pay any dividends or make any other distributions with a record date prior to the closing of the merger which may have been declared or made by Caere on such shares of Caere stock in accordance with the terms of the merger agreement or prior to the date of the merger agreement and which remain unpaid at the closing of the merger. There will be no further registration of transfers on the stock transfer books of the surviving corporation of the shares of Caere stock which were outstanding immediately prior to the closing of the merger. If, after the closing of the merger, Caere stock certificates are presented to the surviving corporation or the exchange agent for any reason, they will be canceled and exchanged as described herein.

REPRESENTATIONS AND WARRANTIES

     The merger agreement includes various customary representations and warranties of the parties, which will expire at the effective time of the merger. The merger agreement includes representations and warranties by Caere as to, among other things:

     - organization and qualification; subsidiaries;

     - certificate of incorporation and bylaws;

     - capitalization;

     - authority relative to the merger agreement;

     - no conflict; required filings and consents;

     - compliance; permits;

     - SEC filings; financial statements of Caere;

     - no undisclosed liabilities;

     - the absence of certain changes or events from September 30, 1999 to the date of the merger agreement, including material changes in accounting methods, asset revaluation, declaration, payment or setting aside of a dividend, any split or reclassification of capital stock, salary increase or bonus payment outside the ordinary course of business, agreements, any purchase, redemption or other acquisition of capital stock or warrants, options or rights to purchase capital stock other than to employees and consultants in the ordinary course of business, sale, purchase or license of intellectual property, or event or condition that would have a material adverse effect on Caere;

     - absence of litigation;

     - employee benefit plans;

     - registration statement; proxy statement;

     - restrictions on business activities;

     - title to property;

     - taxes, tax returns and audits;

     - environmental matters;

     - brokers' and finders' fees;

     - intellectual property;

     - year 2000 compliance;

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

     - agreements, contracts and commitments;

     - Caere's rights agreement;

     - insurance;

     - opinion of financial advisor;

     - board approval; and

     - state takeover statutes.

     The merger agreement also includes representations and warranties by ScanSoft and Scorpion Acquisitions Corporation as to, among other things:

     - organization and qualification; subsidiaries;

     - certificate of incorporation and bylaws;

     - capitalization;

     - authority relative to the merger agreement;

     - no conflict; required filings and consents;

     - compliance; permits;

     - SEC filings;

     - no undisclosed liabilities;

     - employee benefit plans;

     - registration statement; proxy statement;

     - absence of certain changes or events from September 30, 1999 to the date of the merger agreement, including declaration, payment or setting aside of a dividend, any split or reclassification of common stock, material changes in accounting methods, asset revaluation, or event or condition that would have a material adverse effect on ScanSoft;

     - restrictions on business activities;

     - taxes, tax returns and audits;

     - environmental matters;

     - title to property;

     - intellectual property;

     - absence of litigation;

     - brokers' and finders' fees;

     - year 2000 compliance;

     - agreements, contracts and commitments;

     - insurance;

     - opinion of financial advisors; and

     - board approval.

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

CONDUCT OF CAERE'S BUSINESS PRIOR TO THE MERGER

     Under the merger agreement, Caere has agreed, during the period from the date of the Merger Agreement and continuing until the earlier of the termination of the merger agreement or the closing of the merger, except as contemplated by the merger agreement, in connection with the discontinuation and/or sale of Caere's hardware division or to the extent that ScanSoft otherwise consents in writing, which consent will not be unreasonably withheld or delayed, that Caere will carry on its business in the usual, regular and ordinary course in substantially the same manner as conducted prior to the signing of the merger agreement and in compliance with all applicable laws and regulations, to pay its debts and taxes when due subject to good faith disputes over those debts or taxes, to pay or perform other material obligations when due subject to good faith disputes over these obligations, and to use commercially reasonable efforts consistent with past practice and policies to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with Caere, all with the goal of preserving unimpaired Caere's goodwill and ongoing business at the closing of the merger.

     Except as contemplated by the merger agreement or except in connection with the discontinuation and/or sale of Caere's hardware division, Caere has agreed not to do any of the following without the prior written consent of ScanSoft, which consent will not be unreasonably withheld or delayed:

     - waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any such plans;

     - grant any severance or termination pay to any officer or employee except pursuant to written agreements outstanding, or policies existing, on the date of the merger agreement and as previously disclosed in writing or made available to ScanSoft, or adopt any new severance plan;

     - transfer or license to any person or entity or otherwise extend, amend or modify any rights to Caere's intellectual property other than in the ordinary course of business consistent with past practice, or enter into grants to transfer or license to any person future patent rights other than in the ordinary course of business consistent with past practices, provided that in no event will Caere license on an exclusive basis or sell any material intellectual property of Caere;

     - declare, set aside or pay any dividends on or make any other distributions, whether in cash, stock, equity securities or property, in respect of any capital stock, other than distributions from a subsidiary of Caere to Caere, or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

     - purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Caere or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date of the merger agreement;

     - issue, deliver, sell, authorize, pledge or otherwise encumber any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or

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

       enter into other agreements or commitments of any character obligating Caere to issue any shares or convertible securities, other than:

             (1) the issuance, delivery and/or sale of shares of Caere common stock pursuant to the exercise of stock options outstanding as of the date of the merger agreement and/or shares of Caere common stock issuable to participants in the employee stock purchase plan consistent with the terms of the employee stock purchase plan;

             (2) the granting of stock options and the issuance of common stock upon exercise of those options, in the ordinary course of business and consistent with past practices, in an amount not to exceed options to purchase, and the issuance of common stock upon exercise of those options, 125,000 shares in any three-month period; and

             (3) rights pursuant to Caere's rights plan.

     - cause, permit or propose any amendments to Caere's charter documents, or similar governing instruments of any of its subsidiaries;

     - acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or enter into any joint ventures, strategic partnerships or alliances, except that Caere and its subsidiaries may enter into OEM and joint marketing agreements in the ordinary course of business consistent with past practices;

     - sell, lease, license, encumber or otherwise dispose of any properties or assets except in the ordinary course of business consistent with past practice and, except for the sale, lease or disposition of property or assets which are not material, individually or in the aggregate, to the business of Caere and its subsidiaries;

     - incur any indebtedness for borrowed money or guarantee any indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Caere, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

     - adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan; or enter into any employment contract or collective bargaining agreement, other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will"; or pay any special bonus or special remuneration to any director or employee, increase the salaries or wage rates or fringe benefits, including rights to severance or indemnification, of its directors, officers, employees or consultants, except with respect to employees who are not officers of Caere, and consistent with past practices;

     - modify or agree to modify the terms of vesting of any outstanding Caere options or restricted capital stock;

     - make any individual or series of related payments outside of the ordinary course of business in excess of $100,000;

     - except in the ordinary course of business consistent with past practice, modify, amend or terminate any material contract or material agreement to which Caere or any subsidiary of Caere is a party or waive, delay the exercise of, release or assign any material rights or claims thereunder;

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

     - except in the ordinary course of business consistent with past practices, enter into or materially modify any contracts, agreements, or obligations relating to the distribution, sale, license or marketing by third parties of Caere's products or products licensed by Caere;

     - except as required by GAAP, revalue any of Caere's assets or make any material change in accounting methods, principles or practices;

     - incur or enter into any agreement or commitment requiring expenditures by Caere in excess of $250,000 individually or $1,500,000 in the aggregate;

     - make any tax election that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect the tax liability or tax attributes of Caere or any of its subsidiaries, or settle or compromise any material income tax liability;

     - engage in any action that could reasonably be expected to cause the merger to fail to qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code;

     - hire any employee with an annual compensation level in excess of $150,000 during the period between January 15, 2000 and April 15, 2000, or $250,000 after April 15, 2000;

     - engage in any action or enter into any transaction or permit any action to be taken or transaction to be entered into that could reasonably be expected to:

             (1) subject to certain actions required by the fiduciary duties of the Caere board of directors, delay the consummation of any of the transactions contemplated by the merger agreement, or

             (2) increase the possibility that a governmental entity will seek to object to or challenge or take any action to interfere in any respect with or delay the consummation of any of the transactions contemplated by the merger agreement; or

     - agree in writing or otherwise to take any of the actions described above.

CONDUCT OF SCANSOFT BUSINESS PRIOR TO THE MERGER

     Under the merger agreement, ScanSoft has agreed that, during the period from the date of the merger agreement and continuing until the earlier of the termination of the merger agreement pursuant to its terms or the closing of the merger, except to the extent that Caere otherwise consents in writing, which consent will not be unreasonably withheld or delayed, ScanSoft will carry on its business, in the usual, regular and ordinary course, in substantially the same manner as previously conducted prior to the signing of the merger agreement and in compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over those debts or taxes, pay or perform other material obligations when due subject to good faith disputes over such obligations, and use its commercially reasonable efforts consistent with past practices and policies to preserve intact ScanSoft's present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings.

     In addition, except as contemplated or permitted by the terms of the merger agreement, without the prior written consent of Caere, which consent will not be unreasonably withheld or delayed, during the period from the date of the merger agreement and continuing until the earlier of the

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

termination of the merger agreement pursuant to its terms or the closing of the merger, ScanSoft has agreed not do any of the following or to permit its subsidiaries to do any of the following:

     - engage in any action or enter into any transaction or permit any action to be taken or transaction to be entered into that could reasonably be expected to:

             (1) delay the consummation of any of the transactions contemplated by the Merger Agreement or

             (2) increase the possibility that a governmental entity will seek to object to or challenge or take any action to interfere in any respect with or delay the consummation of any of the transactions contemplated by the merger agreement;

     - cause, permit or propose any amendments to ScanSoft's charter documents, or similar governing instruments of any of ScanSoft's subsidiaries;

     - engage in any action that could reasonably be expected to cause the merger to fail to qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code;

     - declare, set aside or pay any dividends on or make any other distributions, whether in cash, stock, equity securities or property, in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

     - take any action to acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets in a transaction that would require the approval of the stockholders of ScanSoft; or

     - agree in writing or otherwise to take any of the actions described above.

NO SOLICITATION

     Under the merger agreement, Caere has agreed that, until the earlier of the closing of the merger or the termination of the merger agreement, the officers, directors and affiliates of Caere and its subsidiaries will not, nor will Caere authorize its financial advisor, legal counsel or other advisor to Caere to, and Caere will use its reasonable efforts to not allow any of its employees, stockholders or agents to, directly or indirectly, take any of the following actions with any party other than ScanSoft and its affiliates:

     - solicit, initiate, knowingly encourage, or induce the making of any proposal, an "Acquisition Proposal," to effect a transaction, an "Acquisition Transaction," to:

             (1) acquire or purchase more than a 10% interest in the total outstanding voting securities of Caere;

             (2) other than in the ordinary course of business, sell, lease, exchange, transfer, license, acquire or dispose of more than 10% of Caere's assets; or

             (3) liquidate or dissolve Caere;

     - participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or take any action to facilitate inquiries or the making of any proposal that constitutes or could reasonably be expected to lead to an Acquisition Proposal;

     - engage in any discussions with any person with respect to an Acquisition Proposal other than to inform them of the existence of the non-solicitation provisions;

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

     - subject to the fiduciary duties of the Caere board of directors, approve, endorse or recommend any Acquisition Proposal; or

     - enter into any letter of intent or agreement relating to an Acquisition Transaction.

     Notwithstanding the restrictions described in the preceding paragraph, provided that Caere has not violated the nonsolicitation provisions of the merger agreement, and Caere's board of directors determines after consultation with its attorneys that its fiduciary duties require it to do so, Caere may furnish nonpublic information regarding Caere and its subsidiaries to, or enter into a confidentiality agreement or discussion and negotiations with, any person who has made a written offer to acquire 50% or more of the outstanding voting securities or assets of Caere on terms that the Caere board of directors determines, based on the written advice of a financial advisor of nationally recognized reputation, to be more favorable to Caere's stockholders from a financial point of view than the terms of the merger.

     In addition, if prior to the closing of the merger or the termination of the merger agreement, Caere receives a superior offer, Caere has agreed to give five days prior written notice of Caere's intent to give nonpublic information to, or enter into discussions with, the party making the superior offer and to provide to ScanSoft any non-public information that Caere has not previously provided to ScanSoft.

     Regardless of whether there has been a superior offer, Caere is obligated under the Merger Agreement to hold and convene the Caere special meeting of stockholders.

AGREEMENT REGARDING REGULATORY APPROVAL

     Until June 30, 2000, ScanSoft and Caere have agreed:

     - subject to the terms of the merger agreement, to use reasonable efforts to resolve as promptly as possible any objections asserted by any governmental entity with respect to the merger and to obtain as promptly as possible any waivers, consents, approvals, authorizations or clearances as may be required under any applicable law or by any governmental entity in connection with the merger;

     - that in the event a suit, claim, action, investigation or proceeding, whether judicial or administrative, is commenced or threatened by any governmental entity in connection with the merger, to use their best efforts to resist the suit, claim, action, investigation or proceeding;

     - that in the event any injunction, temporary restraining order or other order is issued which has the effect of preventing or delaying the consummation of the merger, to use their best efforts to have the injunction, temporary restraining order or other order vacated and reversed as promptly as possible; and

     - to consider the disposition, and any other action in connection with such disposition as may be reasonably required, of certain product lines or assets of ScanSoft or Caere, or the license, and any other action in connection with such license as may be reasonably required, of certain product lines or assets of ScanSoft or Caere, and agree to take such action unless in the mutual determination of the boards of directors of ScanSoft and Caere disposing of or licensing certain product lines or assets, is not in the best interest of the ScanSoft stockholders or Caere stockholders as may be appropriate in order to resolve the objections, obtain the waivers, consents, approvals, authorizations or clearances, settle the suits, claims, actions, investigations or proceedings or have vacated and reversed the injunctions, temporary restraining orders or other orders referred to above.

CONDITIONS TO THE MERGER

     The obligations of ScanSoft and Caere to complete the merger are subject to the satisfaction or waiver of the following conditions:

     - ScanSoft's registration statement on Form S-4 must be effective, no stop order suspending its effectiveness can be in effect and no proceeding for suspension of its effectiveness can have been initiated or threatened in writing by the SEC;

     - no law, regulation or order can have been enacted or issued that has the effect of making the merger illegal or otherwise prohibiting completion of the merger substantially on the terms contemplated by the merger agreement;

     - the shares of ScanSoft common stock to be issued in the merger must be authorized for listing on the Nasdaq National Market, subject to notice of issuance;

     - the Caere stockholders must adopt the merger agreement;

     - the ScanSoft stockholders must approve the issuance of shares of ScanSoft common stock in the merger and the required amendment to ScanSoft's certificate of incorporation; and

     - Caere and ScanSoft must each receive written opinions from their respective tax counsel that the merger should constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. However, if tax counsel to either Caere or ScanSoft does not deliver this opinion, this condition will be satisfied with respect to either party if tax counsel to the other party delivers the opinion to the party whose tax counsel did not deliver this opinion.

     Caere's Conditions to Completion of the Merger. The obligation of Caere to complete the merger is subject to the satisfaction or waiver of each of the following additional conditions:

     - ScanSoft's representations and warranties must be true and correct as of January 15, 2000 and at and as of the closing date of the merger as if made as of the closing date, except:

      (1) to the extent ScanSoft's representations and warranties address matters only as of a particular date, they must be true and correct as of that date, and

      (2) if any of ScanSoft's representations and warranties are not true and correct, but the effect in each case, or in the aggregate, of the inaccuracies of these representations and warranties, other than those concerning board approval and receipt of the fairness opinion, does not have a material adverse effect on ScanSoft, then this condition will be deemed satisfied;

     - ScanSoft must have performed or complied in all material respects with all of its agreements and covenants required by the merger agreement to be performed or complied with by ScanSoft at or before completion of the merger; and

     - no material adverse effect with respect to ScanSoft can have occurred since January 15, 2000.

     ScanSoft's Conditions to Completion of the Merger. ScanSoft's obligations to complete the merger and the other transactions contemplated by the merger agreement are subject to the satisfaction or waiver of each of the following additional conditions before completion of the merger:

     - Caere's representations and warranties must be true and correct as of January 15, 2000 and at and as of the date the merger is to be completed as if made at and as of the closing date except:

      (1) to the extent Caere's representations and warranties address matters only as of a particular date, they must be true and correct as of that date, and

      (2) if any of Caere's representations and warranties are not true and correct, but the effect in each case, or in the aggregate, of the inaccuracies of these representations and warranties, other than those concerning board approval and receipt of the fairness opinion, which must be true and correct in all respects, does not have a material adverse effect on Caere, then this condition will be deemed satisfied;

     - Caere must have performed or complied in all material respects with all of its agreements and covenants required by the merger agreement to be performed or complied with by Caere at or before completion of the merger;

     - no material adverse effect with respect to Caere can have occurred since January 15, 2000;

     - each of Caere's affiliates must have entered into a company voting/affiliate agreement and each of those agreements must be in full force and effect as of the closing of the merger;

     - Caere must have obtained all consents, waivers and approvals required to be obtained by Caere under the merger agreement in connection with the consummation of the transactions contemplated by the merger agreement;

     - all actions necessary to extinguish and cancel all outstanding rights under Caere's stockholder rights plan at the time of the merger and to render those rights inapplicable to the merger must have been taken; and

     - at the closing of the merger, Caere must have cash and cash equivalents which are readily marketable of at least $48 million.

Definition of "Material Adverse Effect."

     For purposes of the merger agreement, the term "material adverse effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), capitalization, financial condition, or results of operations of that entity and its subsidiaries taken as a whole. However, in no event will any of the following constitute a material adverse effect or be taken into account in determining whether a material adverse effect has occurred:

          (i) a change in the trading prices of either of ScanSoft's or Caere's equity securities between the date hereof and the effective time of the merger, in and of itself;

          (ii) a failure of ScanSoft or Caere to meet analyst's expectations between the date hereof and the effective time of the merger;

          (iii) changes, events, violations, inaccuracies, circumstances, conditions or effects generally affecting the industry in which either ScanSoft or Caere operate or arising from changes in general business or economic conditions in the United States or in any jurisdiction in which ScanSoft or Caere transacts business;

          (iv) changes, events, violations, inaccuracies, circumstances, conditions or effects directly attributable to (a) subject to the satisfaction of the condition that Caere has $48 million in cash or readily marketable cash equivalents on the closing date of the merger, out-of-pocket fees and expenses (including without limitation legal, accounting, investigatory, investment banking, and other fees and expenses) incurred in connection with the transactions contemplated by the merger agreement, or (b) the payment by ScanSoft or Caere of all amounts due to any officers or employees of Caere under employment contracts, non-competition agreements, employee benefit plans or severance arrangements approved by ScanSoft or in existence on January 15, 2000 and disclosed to ScanSoft;

          (v) changes, events, violations, inaccuracies, circumstances, conditions or effects resulting from any change in law or generally accepted accounting principles, which affect generally entities such as ScanSoft and Caere;

          (vi) changes, events, violations, inaccuracies, circumstances, conditions or effects (including, without limitation, delays in customer orders, a reduction in sales, a disruption in supplier, distributor or similar relationships or a loss of employees) directly caused by the announcement or pendency of the merger agreement or of any of the transactions contemplated by the merger agreement; and

          (vii) changes, events, violations, inaccuracies, circumstances, conditions or effects resulting from compliance by ScanSoft or Caere with the terms of, or the taking of any action contemplated or permitted by, the merger agreement.

TERMINATION

     The merger agreement may be terminated and the merger abandoned at any time prior to the closing of the merger:

     - by mutual written consent duly authorized by the boards of directors of ScanSoft and Caere;

     - by Caere or ScanSoft if the merger is not completed before 5:00 p.m., Pacific time, on June 30, 2000, except as otherwise provided in the merger agreement;

     - by Caere or ScanSoft if there is any final and nonappealable order of court or governmental authority having jurisdiction over either of us permanently enjoining, restraining or prohibiting the completion of the merger;

     - by Caere or ScanSoft if the issuance of shares of ScanSoft common stock and the amendment of ScanSoft's certificate of incorporation fail to receive the requisite vote for approval by the stockholders of ScanSoft at the ScanSoft special meeting or at any adjournment or postponement of the ScanSoft special meeting, except that this right to terminate the merger agreement is not available to ScanSoft where the failure to obtain ScanSoft stockholder approval was caused by the action, or failure to act, of ScanSoft and this action or failure to act constitutes a breach by ScanSoft of the merger agreement;

     - by Caere or ScanSoft if the adoption of the merger agreement fails to receive the requisite vote for approval by the stockholders of Caere at the Caere special meeting or at any adjournment or postponement of the Caere special meeting, except that this right to terminate the merger agreement is not available to Caere where the failure to obtain Caere stockholder approval was caused by the action or failure to act by Caere and this action or failure to act constitutes a breach by Caere of the merger agreement;

     - by ScanSoft, upon a material breach of the covenants described in the section of this prospectus/proxy statement entitled "No Solicitation";

     - by Caere, upon a breach of any representation, warranty, covenant or agreement on the part of ScanSoft set forth in the merger agreement, or if any of ScanSoft's representations or warranties are or become untrue so that the corresponding condition to completion of the merger would not be met. However, if the breach or inaccuracy is curable by ScanSoft through the exercise of its commercially reasonable efforts, and ScanSoft continues to exercise its commercially reasonable efforts, Caere may not terminate the merger agreement for 30 days after delivery of written notice from Caere to ScanSoft of the breach;

     - by ScanSoft, upon a breach of any representation, warranty, covenant or agreement on the part of Caere set forth in the merger agreement, or if any of Caere's representations or warranties are or become untrue so that the corresponding condition to completion of the merger would not be met. However, if the breach or inaccuracy is curable by Caere through the exercise of its commercially reasonable efforts and Caere continues to exercise its commercially reasonable efforts ScanSoft may not terminate the merger agreement for 30 days after delivery of written notice from ScanSoft to Caere of the breach; or

     - by ScanSoft if a triggering event has occurred.

     A triggering event will be deemed to have occurred if:

     - Caere's board of directors withdraws or amends or modifies in a manner adverse to ScanSoft the board's unanimous recommendation in favor of the adoption of the merger agreement;

     - Caere fails to include in this prospectus/proxy statement the unanimous recommendation of Caere's board of directors in favor of the adoption of the merger agreement;

     - Caere's board of directors fails to reaffirm its unanimous recommendation in favor of the adoption of the merger agreement within ten business days after ScanSoft requests in writing that the board's recommendation be reaffirmed;

     - Caere's board of directors approves or recommends any Acquisition
       Proposal;

     - Caere enters into any binding letter of intent or similar document or agreement, contract or commitment accepting any Acquisition Proposal; or

     - a tender or exchange offer relating to the securities of Caere is commenced by a person unaffiliated with ScanSoft, and Caere does not send to its securityholders within 10 business days after the tender or exchange offer is first commenced a statement disclosing that Caere recommends to the Caere stockholders that they reject the tender or exchange offer.

REIMBURSEMENT OF EXPENSES AND PAYMENT OF TERMINATION FEES BY CAERE AND SCANSOFT

     If the merger agreement is terminated because Caere's stockholders do not adopt the merger agreement, then Caere will reimburse ScanSoft for its out-of-pocket fees and expenses incurred in connection with the merger. If the merger agreement is terminated because ScanSoft's stockholders do not approve the issuance of ScanSoft common stock in the merger or the required amendment of ScanSoft's certificate of incorporation, then ScanSoft will reimburse Caere for its out-of-pocket fees and expenses incurred in connection with the merger.

     If the merger agreement is terminated by ScanSoft because of the occurrence of a triggering event described in the preceding section of this prospectus/proxy statement or the material breach of those covenants described in the section of this prospectus/proxy statement entitled "No Solicitation," Caere will pay ScanSoft a termination fee of $4 million.

     If the merger agreement is terminated by ScanSoft or Caere because the merger is not consummated by June 30, 2000 or because Caere's stockholders do not approve the Merger Agreement, Caere will pay ScanSoft a termination fee of $4 million if either of the following occur:

     - after January 15, 2000 and prior to the termination of the merger agreement a third party has publicly announced an Acquisition Proposal and within fifteen months following the termination of the merger agreement Caere is acquired by a party other than ScanSoft; or

     - after January 15, 2000 and prior to the termination of the merger agreement a third party has publicly announced an Acquisition Proposal and within fifteen months following the termination of the merger agreement Caere enters into a definitive acquisition agreement or binding letter of intent providing for the acquisition of Caere.

     If the merger is not completed as a result of any action taken by any governmental entity under any antitrust laws or regulations, ScanSoft will pay Caere a termination fee of $4 million.

EXTENSION, WAIVER AND AMENDMENT OF THE MERGER AGREEMENT

     ScanSoft and Caere may amend the merger agreement before completion of the merger provided we comply with applicable state law in doing so.

     Either ScanSoft or Caere may extend the other's time for the performance of any of the obligations or other acts under the merger agreement, waive any inaccuracies in the other's representations and warranties and waive compliance by the other with any of the agreements or conditions contained in the merger agreement.

INDEMNIFICATION OF CAERE OFFICERS AND DIRECTORS

     The merger agreement provides that from and after the closing of the merger, (1) the surviving corporation will fulfill the obligations of Caere pursuant to the indemnification agreements between Caere and its directors and officers in effect prior to the closing of the merger and any indemnification obligations of Caere pursuant to Caere's certificate of incorporation and bylaws as in effect on the date of the merger agreement, and (2) ScanSoft will indemnify and hold harmless each of Caere's officers and directors against and from any costs, expenses (including reasonable attorney's fees), settlement payments, judgments and other losses, damages and liabilities incurred in connection with any claim, suit, action or proceeding that arises from or relates to the merger or any of the transactions contemplated by the merger agreement. Furthermore, for a period of six years after the closing of the merger, the surviving corporation will maintain directors and officers liability insurance in accordance with the terms of the merger agreement.

SCANSOFT BOARD OF DIRECTORS

     Under the merger agreement, ScanSoft has agreed to cause Robert Teresi and Robert Frankenberg to be elected to the ScanSoft board of directors immediately following the closing of the merger.

THE COMPANY VOTING/AFFILIATE AGREEMENTS

     The following is a brief summary of certain provisions of the company voting/affiliate agreements, a form of which is attached hereto as Annex B and incorporated herein by reference; this summary is qualified in its entirety by reference to Annex B.

     On January 15, 2000, ScanSoft entered into agreements with each of the directors and officers of Caere. Together, on January 15, 2000, the directors and officers of Caere held 252,901 shares of Caere common stock, or approximately 2.1% of the outstanding shares of Caere common stock. Under the terms of the company voting/affiliate agreement, each party has agreed to vote or cause to be voted at the special meeting or in any other circumstances upon which a vote, consent or other approval with respect to the merger and the merger agreement is sought his or her shares of Caere stock now owned or subsequently acquired in favor of approval and adoption of the merger and the merger agreement and in favor of each of the other transactions contemplated thereby.

THE XEROX VOTING AGREEMENT

     The following is a brief summary of certain provisions of the Xerox voting agreement, a copy of which is attached hereto as Annex C and incorporated herein by reference; this summary is qualified in its entirety by reference to Annex C.

     On January 15, 2000, Caere entered into a voting agreement with Xerox Imaging Systems, Inc., a principal stockholder of ScanSoft. On January 15, 2000, Xerox held 11,853,602 shares of ScanSoft common stock, or approximately 44.4% of the outstanding shares of ScanSoft common stock. Under the terms of the Xerox voting agreement, Xerox has agreed to vote (or cause to be voted) at the special meeting or in any other circumstances upon which a vote, consent or other approval with respect to the issuance of shares pursuant to the merger or the amendment of the ScanSoft certificate of incorporation is sought its shares of ScanSoft stock now owned or subsequently acquired in favor of approval of the issuance of shares of ScanSoft common stock in the merger and the amendment of ScanSoft's certificate of incorporation.

THE TERESI NON-COMPETITION AND CONSULTING AGREEMENT

     The following is a brief summary of certain provisions of the non-competition and consulting agreement, a copy of which is attached hereto as Annex D and incorporated herein by reference; this summary is qualified in its entirety by reference to Annex D.

     On January 15, 2000, ScanSoft and Robert Teresi entered into a non-competition and consulting agreement to take effect on the closing of the merger. Under the agreement, Mr. Teresi will provide consulting services to ScanSoft for a period of up to six months and will agree to keep confidential the proprietary information of Caere and agree to not compete with the businesses of Caere following the merger for a period of two years from the date of the closing of the merger.

     In addition, beginning on the closing date of the merger and ending on the second anniversary of the merger, Mr. Teresi will not, without the consent of ScanSoft, engage in certain competitive business activities directly or indirectly relating to ScanSoft's line of business in any country, province, state, city or other political subdivision of North America, Asia and Europe in which ScanSoft or Caere engages in business or otherwise distributes, licenses or sells their products. Mr. Teresi also will not directly or indirectly solicit, encourage or induce any employee of ScanSoft to terminate that employee's employment with ScanSoft.

     In consideration for Mr. Teresi's consulting services and agreement to keep confidential the proprietary information of Caere and not compete with the businesses of Caere under this agreement and his Executive Benefits Agreement with Caere, ScanSoft would pay Mr. Teresi a consulting fee equal to $156 for each hour of consulting performed by Mr. Teresi, up to a maximum of thirty-five hours each month for up to six months following the closing of the merger. In addition, within five business days following the second anniversary of the closing of the merger, ScanSoft will pay a cash bonus to Mr. Teresi equal in amount to the product of (1) the difference between $13.50 and the average of the closing prices for ScanSoft common stock on the Nasdaq Stock Market as reported in the Wall Street Journal during the five business day period ending on the second anniversary of the closing of the merger and (2) 486,548. However, if during the two-year period ending on the second anniversary of the closing of the merger the closing prices for ScanSoft's Common Stock for three consecutive trading days during any permitted window, as defined below, exceeds $13.50, then ScanSoft will not be obligated to pay the cash bonus with respect to the number of shares that Mr. Teresi owns and sells or could have sold under federal securities laws and ScanSoft's federal securities law compliance program within the Permitted Window (i.e., the 486,548 figure above will be reduced by the number of shares that Mr. Teresi owns and sells or could have sold during the Permitted Window). "Permitted window" means any trading day during which Mr. Teresi is not precluded from engaging in transactions in ScanSoft's securities by ScanSoft's federal securities law compliance program and federal securities laws. In addition, the exercise period for all stock options that Mr. Teresi holds at the time of the closing of the merger will be extended to the second anniversary of the closing of the merger, provided that any incentive stock options that are not exercised within three months of the termination of Mr. Teresi's employment with Caere will be converted into nonstatutory stock options that may be exercised up to the second anniversary of the closing of the merger.

                    COMPARATIVE PER SHARE MARKET PRICE DATA

     Caere common stock has been traded on Nasdaq under the symbol "CAER" since October 19, 1989, the date of Caere's initial public offering. ScanSoft common stock has been traded on Nasdaq under the symbol "SSFT" since March 3, 1999 and prior to that time under the symbol "VSNR" since December 11, 1995. Because the number of shares of ScanSoft common stock that Caere stockholders will receive in the merger will be determined based on the market price of ScanSoft common stock prior to the merger, you are urged to obtain current market quotations.

     The following table sets forth, for the calendar quarters indicated, the high and low sale prices per share of Caere common stock and ScanSoft common stock as reported on Nasdaq.

                                                                  CAERE          SCANSOFT
                                                              COMMON STOCK     COMMON STOCK
                                                              -------------    -------------
                                                              HIGH     LOW     HIGH     LOW
                                                              -----    ----    -----    ----
Year Ended December 31, 1998:
  First Quarter.............................................   12 1/2    8       3 1/2    1 9/16
  Second Quarter............................................   15 3/8   10       4 1/8    2 1/16
  Third Quarter.............................................   14 3/4    9       2 7/8    1 1/16
  Fourth Quarter............................................   14 1/16   7 1/2   2 7/8    1 1/16
Year Ended December 31, 1999:
  First Quarter.............................................   18 3/4    8 1/4   2 3/4    1 1/32
  Second Quarter............................................   13 5/8    9 3/4   3 1/16   1 1/4
  Third Quarter.............................................   14 3/8    7 3/8   4 1/8    2
  Fourth Quarter............................................    8 1/4    5 1/8  15 3/8    1 17/32
Year Ending December 31, 2000:
  First Quarter (through February 8, 2000)..................    9 21/32   7 1/8   6 9/16   4 21/32

     The following table sets forth the closing prices per share of ScanSoft common stock and Caere common stock as reported on Nasdaq on (1) January 14, 2000, the business day preceding public announcement that ScanSoft and Caere had entered into the merger agreement and (2) February 7, 2000, the last full trading day for which closing prices were available at the time of the printing of this prospectus/proxy statement.

     The following table also sets forth the equivalent price per share of Caere common stock on those dates. The equivalent price per share is equal to $7.75 divided by the average closing sale price of a share of ScanSoft common stock for the 10 trading days prior to the applicable date, but if the average closing sale price is greater than $8.50 then it will be deemed to be $8.50, and if the average closing sale price is less than $4.50, then it will be deemed to be $4.50, multiplied by the closing sale price of a share of ScanSoft common stock on January 14, 2000 and February 8, 2000, respectively, plus $4.00.

                                         CAERE          SCANSOFT      EQUIVALENT PER
                                      COMMON STOCK    COMMON STOCK     SHARE PRICE
                                      ------------    ------------    --------------
January 14, 2000....................     $7.44           $5.38            $12.27
February 8, 2000....................     $9.50           $5.38            $11.93

     Caere stockholders are advised to obtain current market quotations for ScanSoft common stock and Caere common stock. No assurance can be given as to the market prices of ScanSoft common stock or Caere common stock at any time before the completion of the merger or as to the market price of ScanSoft common stock at any time afterwards. The number of shares of ScanSoft common stock to be received in the merger in exchange for Caere common stock will fluctuate with the market price of ScanSoft common stock prior to the completion of the merger.

     ScanSoft and Caere have never paid cash dividends on their respective shares of capital stock. Pursuant to the merger agreement, both ScanSoft and Caere have agreed not to pay cash dividends pending the completion of the merger, without written consent of the other. If the merger is not completed, the Caere board of directors presently intends that it would continue its policy of retaining all earnings to finance the expansion of its business. The ScanSoft board of directors presently intends to retain all earnings for use in its business and has no present intention to pay cash dividends before or after the merger.

AMENDMENT TO SCANSOFT CERTIFICATE OF INCORPORATION

     The ScanSoft certificate of incorporation currently authorizes the issuance of a total of 90 million shares of capital stock, 70 million of which is common stock and 20 million of which is preferred stock. Of such authorized shares of common stock, 26,695,511 shares were outstanding as of February 7, 2000, a further 4,504,365 shares are reserved for issuance pursuant to ScanSoft's stockholder, employee and director benefit plans and a further 20,000,000 shares are reserved for issuance upon conversion of preferred stock. Giving effect to the foregoing, 18,800,124 shares of ScanSoft common stock are available for issuance as of February 7, 2000. Completion of the merger is expected to require the issuance, or the reservation for future issuance, of approximately an additional 19,273,000 million shares of ScanSoft common stock. ScanSoft does not presently have a sufficient number of authorized shares of ScanSoft common stock not otherwise reserved for issuance to consummate the merger. Accordingly, ScanSoft's board of directors is proposing an amendment to the ScanSoft certificate of incorporation, pursuant to which the ScanSoft certificate of incorporation would be amended to increase the number of shares of ScanSoft common stock authorized for issuance thereunder from 70 million to 140 million shares. In addition, ScanSoft's board of directors is proposing that the ScanSoft certificate of incorporation be further amended to increase the number of shares of ScanSoft preferred stock authorized for issuance from 20 million to 40 million shares. Approval of the amendment by ScanSoft stockholders, together with approval by such ScanSoft stockholders of the issuance of shares of ScanSoft common stock in the merger, is a condition to the parties' obligations to consummate the merger.

     The additional shares of ScanSoft capital stock authorized pursuant to the amendment to the ScanSoft certificate of incorporation and not issued in the merger or otherwise reserved could be issued at the discretion of the ScanSoft board of directors without further action by ScanSoft stockholders, except as required by applicable law, regulation or rule (including applicable rules of NASDAQ or other securities exchange or market on which the shares of ScanSoft common stock may then be listed or authorized for quotation), in connection with acquisitions, efforts to raise additional capital for ScanSoft and for other corporate purposes. The issuance of shares of ScanSoft capital stock, including the additional shares, may, in certain situations, dilute the present equity ownership position of current ScanSoft stockholders. Shares of ScanSoft capital stock will be issued only upon a determination by the ScanSoft board of directors that such proposed issuance is in the best interests of ScanSoft.

     As of the date of this prospectus/proxy statement, ScanSoft has no plans or commitments that would involve the issuance of the additional shares, other than pursuant to the merger agreement. The increase in the authorized shares of ScanSoft capital stock will allow ScanSoft's board of directors to consider and, if in the best interests of ScanSoft stockholders, take advantage of other merger or acquisition possibilities. ScanSoft periodically considers potential strategic business combinations, and it is the policy of ScanSoft not to comment on such matters publicly until the definitive agreement with respect thereto has been reached. In addition, the discretion vested in the ScanSoft board of directors to authorize the issuance and sale of authorized but unissued shares of ScanSoft capital stock could, under some circumstances, be used to discourage certain potential business combinations that some ScanSoft stockholders may believe to be in the best interests of

ScanSoft stockholders and make more difficult management changes that may occur if a potential business combination were successful, although ScanSoft has no current intention of issuing shares of ScanSoft capital stock for this purpose.

     If the amendment to ScanSoft's certificate of incorporation is approved, the relevant part of Article IV of the ScanSoft certificate of incorporation would read in its entirety as follows:

          "This Corporation is authorized to issue two classes of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred Stock"). The total number of shares which the Corporation is authorized to issue is One Hundred Eighty Million (180,000,000) shares. The number of shares of Common Stock authorized to be issued is One Hundred Forty Million (140,000,000) par value $.001 per share, and the number of shares of Preferred Stock authorized to be issued is Forty Million (40,000,000) par value $.001 per share."

     SCANSOFT'S BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                 SCANSOFT, INC.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     The following unaudited pro forma combined condensed financial information gives effect to the merger using the purchase method of accounting, after giving effect to the pro forma adjustments described in the accompanying notes. The unaudited pro forma combined condensed financial information should be read in conjunction with the audited historical consolidated financial statements and notes thereto of ScanSoft and Caere, which are incorporated herein by reference. You may obtain the information incorporated by reference into this prospectus/proxy statement without charge by following the instructions in the section entitled "Where You Can Find More Information" on page 92 of this prospectus/proxy statement.

     The unaudited pro forma combined condensed statements of operations give effect to the merger as if it had occurred at the beginning of the periods presented. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 combine the historical consolidated statements of operations of ScanSoft with the unaudited pro forma consolidated statements of operations of Caere for the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively. The unaudited pro forma consolidated statements of operations of Caere for the year ended December 31, 1998 and the nine months ended September 30, 1999 appear elsewhere in this prospectus/proxy statement and reflect the discontinuation of Caere's hardware business.

     The unaudited pro forma combined condensed statements of operations also give effect to the sale of the hardware assets of Visioneer (which occurred January 6, 1999) and the merger of Visioneer and ScanSoft (which occurred March 2, 1999) as if each of these transactions had occurred at the beginning of the periods presented.

     The unaudited pro forma combined condensed balance sheet gives effect to the merger as if it had occurred on September 30, 1999. The unaudited pro forma condensed combined balance sheet combines the unaudited historical consolidated balance sheets of ScanSoft and Caere as of September 30, 1999.

     The unaudited pro forma combined condensed financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the merger had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position of the merged companies. The pro forma adjustments are based on the information and assumptions available at the time of the filing.

                                 SCANSOFT, INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1999
                              DOLLARS IN THOUSANDS

                                                                            PRO
                                                                           FORMA
                                            HISTORICAL    HISTORICAL    ADJUSTMENTS     PRO FORMA
                                             SCANSOFT       CAERE        (NOTE 2)       COMBINED
                                            ----------    ----------    -----------     ---------
Current Assets:
  Cash and cash equivalents...............   $  5,376      $23,763       $(22,506)(d)   $   6,633
  Short term investments..................         --       25,838        (25,838)(d)          --
  Accounts receivable, net................      8,374        5,151             --          13,525
  Inventory, net..........................        805        1,669            300(f)        2,774
  Deferred taxes..........................         --        2,953             --           2,953
  Prepaid expenses and other current
     assets...............................      1,062        1,062             --           2,124
                                             --------      -------       --------       ---------
     Total current assets.................     15,617       60,436        (48,044)         28,009
  Property and equipment, net.............        863        3,847                          4,710
  Acquired intangible assets, net.........     13,642           --         92,465(a)      106,107
  Other assets............................        221        2,835             --           3,056
                                             --------      -------       --------       ---------
       Total Assets.......................   $ 30,343      $67,118       $ 44,421       $ 141,882
                                             ========      =======       ========       =========
Current Liabilities:
  Note payable............................   $  1,600      $    --       $     --       $   1,600
  Accounts payable........................      1,159        2,399             --           3,558
  Accrued sales and marketing expenses....      1,364           --             --           1,364
  Accrued costs of discontinued
     operations...........................         --           --          2,000(h)        2,000
  Deferred revenue........................      1,004          362           (362)(g)       1,004
  Other accrued expenses..................      3,377        3,715          7,525(b)       14,617
                                             --------      -------       --------       ---------
     Total current liabilities............      8,504        6,476          9,163          24,143
                                             --------      -------       --------       ---------
Stockholders' equity:
  Non-voting Preferred stock..............          4           --             --               4
  Common stock............................         27           12              7(e)           46
  Treasury stock..........................       (684)          --             --            (684)
  Additional paid in capital, Common......    100,976       41,251         82,630(e)      224,857
  Additional paid in capital, Preferred...      4,628           --             --           4,628
  Accumulated deficit.....................    (83,112)      19,379        (47,379)(c)    (111,112)
                                             --------      -------       --------       ---------
     Total stockholders' equity...........     21,839       60,642         35,258         117,739
                                             --------      -------       --------       ---------
       Total Liabilities and Stockholders'
          Equity..........................   $ 30,343      $67,118       $ 44,421       $ 141,882
                                             ========      =======       ========       =========

See accompanying notes.

                                 SCANSOFT, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                      IN THOUSANDS, EXCEPT PER SHARE DATA

                                                         LESS
                                          HISTORICAL   VISIONEER                  SCANSOFT
                                           SCANSOFT    HARDWARE                   PRO FORMA                    CAERE
                                          (FORMERLY    BUSINESS     SCANSOFT     ADJUSTMENTS    SCANSOFT     PRO FORMA
                                          VISIONEER)   (NOTE 5)    ACQUISITION    (NOTE 4)     AS ADJUSTED   (NOTE 6)
                                          ----------   ---------   -----------   -----------   -----------   ---------
Revenue.................................   $79,070      $66,015      $21,736       $   --        $34,791      $57,351
Costs and expenses:
  Cost of revenue.......................    59,370       55,474        5,772           --          9,668        9,963
  Research and development..............     4,408          734        6,138           --          9,812       11,298
  Selling, general and administrative...    19,150       15,887       11,743           --         15,006       26,364
  Amortization of intangible assets.....        --           --           --        2,148(a)       2,148           --
                                           -------      -------      -------       ------        -------      -------
        Total costs and expenses........    82,928       72,095       23,653        2,148         36,634       47,625
                                           -------      -------      -------       ------        -------      -------
Income (loss) from operations...........    (3,858)      (6,080)      (1,917)      (2,148)        (1,843)       9,726
Other income (expense), net.............        53           26           --           --             27        2,621
                                           -------      -------      -------       ------        -------      -------
Income (loss) before income taxes.......    (3,805)      (6,054)      (1,917)      (2,148)        (1,816)      12,347
Provision for income taxes..............        --           --           --           --             --        3,087
                                           -------      -------      -------       ------        -------      -------
Net income (loss).......................   $(3,805)     $(6,054)     $(1,917)      $(2,148)      $(1,816)     $ 9,260
                                           =======      =======      =======       ======        =======      =======
Net income (loss) per share: Basic and
  diluted...............................   $ (0.19)
Weighted average common shares:
  Basic and diluted.....................    19,728                                  6,977


                                             CAERE
                                           PRO FORMA
                                          ADJUSTMENTS     PRO FORMA
                                           (NOTE 3)       COMBINED
                                          -----------     ---------
Revenue.................................   $     --       $  92,142
Costs and expenses:
  Cost of revenue.......................         --          19,631
  Research and development..............         --          21,110
  Selling, general and administrative...         --          41,370
  Amortization of intangible assets.....     18,493(a)       20,641
                                           --------       ---------
        Total costs and expenses........     18,493         102,752
                                           --------       ---------
Income (loss) from operations...........    (18,493)        (10,610)
Other income (expense), net.............     (2,417)(b)         231
                                           --------       ---------
Income (loss) before income taxes.......    (20,910)        (10,379)
Provision for income taxes..............     (3,087)(c)          --
                                           --------       ---------
Net income (loss).......................   $(17,823)      $ (10,379)
                                           ========       =========
Net income (loss) per share: Basic and
  diluted...............................                  $   (0.23)
Weighted average common shares:
  Basic and diluted.....................     18,594          45,299

See accompanying notes.

                                 SCANSOFT, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                      IN THOUSANDS, EXCEPT PER SHARE DATA

                                                  SCANSOFT       SCANSOFT                                  CAERE
                                                ACQUISITION      PRO FORMA                    CAERE      PRO FORMA
                                  HISTORICAL   (JANUARY 1 TO    ADJUSTMENTS    SCANSOFT     PRO FORMA   ADJUSTMENTS     PRO FORMA
                                   SCANSOFT    MARCH 2, 1999)    (NOTE 4)     AS ADJUSTED   (NOTE 6)     (NOTE 3)       COMBINED
                                  ----------   --------------   -----------   -----------   ---------   -----------     ---------
Revenue.........................   $22,986         $2,877         $   --        $25,863      $42,190     $     --        $68,053
Costs and expenses:
  Cost of revenue...............     5,427            741             --          6,168        6,892           --         13,060
  Research and development......     5,140            948             --          6,088        8,905           --         14,993
  Selling, general and
    administrative..............    10,288          2,097             --         12,385       20,425           --         32,810
  Amortization of intangible
    assets......................     1,288                           323(a)       1,611           --       13,870(a)      15,481
  Restructuring charges.........       346             --             --            346           --           --            346
  Gain on sale of hardware
    business, net...............      (882)            --            882(b)          --           --           --             --
  Acquired in-process research
    and development.............     3,944             --         (3,944)(c)         --           --           --             --
                                   -------         ------         ------        -------      -------     --------        -------
Total costs and expenses........    25,551          3,786         (2,739)        26,598       36,222       13,870         76,690
                                   -------         ------         ------        -------      -------     --------        -------
Income (loss) from operations...    (2,565)          (909)         2,739           (735)       5,968      (13,870)        (8,637)
Other income (expense), net.....       136            (24)            --            112        1,838       (1,813)(b)        137
                                   -------         ------         ------        -------      -------     --------        -------
Income (loss) before income
  taxes.........................    (2,429)          (933)         2,739           (623)       7,806      (15,683)        (8,500)
Provision for income taxes......       300             --             --            300        2,341       (2,341)(c)        300
                                   -------         ------         ------        -------      -------     --------        -------
Net income (loss)...............   $(2,729)        $ (933)        $2,739        $  (923)     $ 5,465     $(13,342)       $(8,800)
                                   =======         ======         ======        =======      =======     ========        =======
Net income (loss) per share:
  Basic and diluted.............   $ (0.11)                                                                              $ (0.19)
Weighted average common shares:
  Basic and diluted.............    25,220                         1,539                                   18,594         45,353

See accompanying notes.

                          NOTES TO UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS

NOTE 1 -- THE TRANSACTION

     ScanSoft was formerly named Visioneer and changed its name to ScanSoft upon its acquisition of ScanSoft from Xerox on March 2, 1999, in a transaction accounted for as a purchase. On January 15, 2000 ScanSoft signed a definitive agreement to acquire Caere in a purchase transaction. Subject to the qualifications discussed below, under the merger agreement, ScanSoft will issue approximately 18.6 million shares of its common stock, $48.3 million in cash and options to purchase 4.7 million shares of its common stock in exchange for the outstanding shares and options of Caere.

     The purchase price of the Caere acquisition is estimated to be approximately $179.8 million, which has been determined as follows (in thousands):

Shares of common stock......................................  $107,845
Fair value of options.......................................    16,055
Cash........................................................    48,344
Estimated transaction costs.................................     3,925
Estimated restructuring costs...............................     3,600
                                                              --------
          Total.............................................  $179,769
                                                              ========

     Common stock has been valued using an average price of ScanSoft common stock for a few days before and after the announcement of the Caere merger. The estimated transaction costs represent estimated fees for the financial advisors, accountants, attorneys and expenses expected to be incurred in conjunction with the Caere merger. ScanSoft management plans to terminate redundant employees primarily associated with duplicate corporate, sales, marketing and other administrative functions soon after consummation of the merger. The associated restructuring costs of termination have been included in the purchase accounting. These costs have been based on preliminary estimates of management and are subject to further revision upon finalization of ScanSoft management's plans with respect to Caere's operations.

     The purchase price for pro forma purposes has been allocated to tangible assets acquired and liabilities assumed based on the book value of Caere's assets and liabilities, which (with the exception of inventories and deferred revenue) management believes approximate their fair value. ScanSoft's management has engaged an independent appraiser to value the intangible assets, including amounts allocable to Caere's in-process research and development, which will be expensed immediately. For the purposes of these unaudited pro forma condensed combined financial statements the acquired in-process research and development has been assigned a value of approximately $28 million for presentation purposes only. The exact amount of the in-process research and development charge will be determined upon completion of the independent appraisal and will be different from the amount presented in these unaudited pro forma condensed combined financial statements. The in-process research and development charge relates to Caere's products in development for which technological feasibility has not been established.

     The allocation of the purchase price is estimated as follows (in thousands):

Property and equipment......................................  $  3,847
Current and other assets....................................    63,571
Liabilities assumed.........................................    (8,114)
Intangible assets including goodwill........................    92,465
Acquired in-process research and development................    28,000
                                                              --------
          Total.............................................  $179,769
                                                              ========

     The exact number of shares and options to be issued for the purchase of Caere will be affected by the average closing price of ScanSoft's common stock for ten trading days ending on the day preceding the closing of the merger, and, therefore, the final purchase price will be different from the amounts presented in these unaudited pro forma condensed combined financial statements.

     The unaudited pro forma combined condensed balance sheet reflects the acquisition of Caere as of September 30, 1999. In addition, the unaudited pro forma combined condensed balance sheet reflects the impact of discontinuation in October 1999 by Caere of its hardware business, as if such discontinuation had occurred on September 30, 1999.

     The unaudited pro forma combined condensed statements of operations reflect:

     - The sale on January 6, 1999 of the hardware assets of Visioneer to Primax, one of Visioneer's primary manufacturing partners, as if such sale had occurred at the beginning of the periods presented.

     - The acquisition of ScanSoft on March 2, 1999 for approximately 6.9 million shares of common stock, 3.6 million shares of preferred stock and options to purchase 1.7 million shares of common stock, as if such acquisition had occurred at the beginning of the periods presented.

     - The acquisition of Caere as if such acquisition had occurred at the beginning of the periods presented.

     - The discontinuation by Caere in October 1999 of its hardware business, as if such discontinuation had occurred at the beginning of the periods presented.

NOTE 2 -- UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

     The following adjustments were applied to the historical balance sheet of ScanSoft and Caere at September 30, 1999 to arrive at the unaudited pro forma combined condensed balance sheet:

          (a) To record intangible assets including goodwill.

          (b) To record the estimated transaction costs of $3.9 million and estimated restructuring charges of $3.6 million related to the merger. Estimated transaction costs include all costs directly incurred as a result of the merger agreement including, but not limited to, fees for the financial advisors, accountants, and attorneys and other related costs. Restructuring charges include primarily severance costs.

          (c) To reflect the estimated one time charge for acquired in-process research and development of $28.0 million and to eliminate the retained earnings of Caere as a result of the purchase transaction.

          (d) To record cash portion of the Caere purchase price.

          (e) To record the increase in stockholders' equity of ScanSoft as a result of the issuance of common shares and fair value of the ScanSoft options issued in exchange for options of Caere option holders.

          (f) To increase inventory to its estimated fair value.

          (g) To record Caere's deferred revenue at its estimated fair value.

          (h) To record costs of discontinuation of Caere's hardware business as if such discontinuation had occurred on September 30, 1999.

NOTE 3 -- UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

     The following adjustments were applied to the historical statements of operations for ScanSoft and Caere for the year ended December 31, 1998 and the nine months ended September 30, 1999 to arrive at the unaudited pro forma combined condensed statement of operations of the respective periods as though the acquisition took place on January 1, 1998:

          (a) Adjustment to recognize amortization of identified intangibles arising from the merger over their average estimated useful lives of five years.

          (b) Adjustment to reflect the decrease in interest earnings that results from using Caere's cash balance to fund the transaction.

          (c) Adjustment to reflect the estimated combined effective tax rate of the combined companies.

NOTE 4 -- SCANSOFT PRO FORMA ADJUSTMENTS

     Visioneer completed the acquisition of ScanSoft in March 1999. For the purposes of preparing the unaudited pro forma combined condensed statements of operations, ScanSoft has reflected the Visioneer/ScanSoft acquisition as if such acquisition had occurred at the beginning of the periods presented.

          (a) Adjustment to record amortization of intangibles created as a result of the acquisition of ScanSoft by Visioneer.

          (b) To eliminate the one time non recurring gain associated with sale of the hardware business.

          (c) To eliminate the one time non recurring charge for in-process research and development associated with the acquisition of ScanSoft.

NOTE 5 -- VISIONEER HARDWARE BUSINESS

     In January 1999, Visioneer completed the disposition of its hardware business. For the purposes of preparing the unaudited pro forma combined condensed statements of operations, ScanSoft has reflected the disposition of hardware business as occurring at the beginning of the periods presented.

Management of ScanSoft has allocated the financial activity of Visioneer in the unaudited pro forma condensed combined statement of operations between the hardware and software components of its business. These allocations have been made by management based upon actual revenue or costs incurred to the extent practical, and reasonable estimations made by management when actual identification was not possible. The allocation of net revenue and cost of revenue has been based primarily on specific identification of hardware and software revenue and related costs incurred and on specific identification of royalty and development revenue. Employees performing research and development activities are dedicated primarily to either hardware or software development and therefore such costs have been allocated primarily based on the number of individuals involved in hardware or software development. Sales and marketing costs have been allocated based primarily on the number of individuals involved in hardware or software related activities. General and administrative costs have been allocated by management based on the relative revenues of the hardware and software components of the business.

NOTE 6 -- CAERE HARDWARE BUSINESS

     The Caere column of these unaudited pro forma combined condensed statements of operations has been derived from the unaudited pro forma condensed statements of operations of Caere appearing elsewhere in this prospectus/proxy statement.

     In October 1999 Caere management decided to discontinue its hardware business. The amounts presented in these unaudited pro forma combined condensed statements of operations will account for the disposition as a discontinued operation in accordance with the Accounting Principles Board Opinion No. 30 as if such discontinuation had taken place as of the beginning of the periods presented.

NOTE 7 -- UNAUDITED PRO FORMA COMBINED NET LOSS PER SHARE

     Shares used in the per share calculation reflect the addition of approximately 18.6 million shares of ScanSoft voting common stock estimated to be issued to stockholders of Caere and approximately 6.9 million shares of voting common stock issued in connection with the ScanSoft acquisition by Visioneer as if they were outstanding from the beginning of each period presented. Basic and diluted weighted average shares exclude the nonvoting preferred stock, employee stock options and warrants outstanding in each period because of the pro forma combined net loss.

                               CAERE CORPORATION

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

     The following unaudited pro forma condensed statements of operations gives effect to the discontinuation by Caere in October 1999 of its hardware business as if such discontinuation had occurred at the beginning of the periods presented. The disposition will be accounted for as a discontinued operation in accordance with Accounting Principles Board Opinion No. 30. The unaudited pro forma condensed financial information should be read in conjunction with the audited historical consolidated financial statements and notes thereto of Caere, which are incorporated herein by reference. You may obtain the information incorporated by reference into this prospectus/proxy statement without charge by following the instructions in the section entitled "Where You Can Find More
Information" on page   of this prospectus/proxy statement.

     Management of Caere has allocated the financial activity of Caere in the unaudited pro forma condensed statement of operations between the hardware and software components of its business. These allocations have been made by Caere management based upon actual revenues or costs incurred to the extent practical, and reasonable estimations made by Caere management when actual identification was not possible. The allocation of net revenue and cost of revenue has been based primarily on specific identification of hardware and software revenue and related costs incurred. Employees performing research and development activities are dedicated primarily to either hardware or software development and therefore such costs have been allocated primarily based on the number of individuals involved in hardware or software development. Sales and marketing costs have been allocated based primarily on the number of individuals involved in hardware or software related activities.

     The unaudited pro forma condensed statements of operations are presented for illustrative purposes only and do not purport to be indicative of the operating results that would have actually occurred if the discontinuance had been in effect on the dates indicated, nor is it necessarily indicative of future operating results of Caere.

                               CAERE CORPORATION

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                              DOLLARS IN THOUSANDS

                                                                         LESS
                                                                        CAERE
                                                         HISTORICAL    HARDWARE    PRO FORMA
                                                           CAERE       BUSINESS      CAERE
                                                         ----------    --------    ---------
Revenue................................................   $54,528       $8,731      $45,797
Costs and expenses:
  Cost of revenue......................................    16,473        3,675       12,798
  Research and development.............................     7,069        1,474        5,595
  Selling, general and administrative..................    26,193        1,560       24,633
  Acquired in-process research and development.........     4,373            0        4,373
                                                          -------       ------      -------
Total costs and expenses...............................    54,108        6,709       47,399
                                                          -------       ------      -------
Income (loss) from operations..........................       420        2,022       (1,602)
Other income (expense), net............................        76            0           76
                                                          -------       ------      -------
Income (loss) before income taxes......................       496        2,022       (1,526)
Provision for income taxes.............................       100          408         (308)
                                                          -------       ------      -------
Net income (loss)......................................   $   396       $1,614      $(1,218)
                                                          =======       ======      =======

                               CAERE CORPORATION

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                              DOLLARS IN THOUSANDS

                                                                         LESS
                                                                        CAERE
                                                         HISTORICAL    HARDWARE    PRO FORMA
                                                           CAERE       BUSINESS      CAERE
                                                         ----------    --------    ---------
Revenue................................................   $55,018       $7,899      $47,119
Costs and expenses:
  Cost of revenue......................................    14,320        4,060       10,260
  Research and development.............................     9,370        1,135        8,235
  Selling, general and administrative..................    26,878        1,754       25,124
  Acquired in-process research and development.........     2,935           --        2,935
                                                          -------       ------      -------
     Total costs and expenses..........................    53,503        6,949       46,554
                                                          -------       ------      -------
Income (loss) from operations..........................     1,515          950          565
Other income (expense), net............................     2,502           --        2,502
                                                          -------       ------      -------
Income (loss) before income taxes......................     4,017          950        3,067
Provision for income taxes.............................       877          207          670
                                                          -------       ------      -------
Net income (loss)......................................   $ 3,140       $  743      $ 2,397
                                                          =======       ======      =======

                               CAERE CORPORATION

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                              DOLLARS IN THOUSANDS

                                                                              LESS
                                                                             CAERE
                                                              HISTORICAL    HARDWARE    PRO FORMA
                                                                CAERE       BUSINESS      CAERE
                                                              ----------    --------    ---------
Revenue.....................................................   $65,802      $ 8,451      $57,351
Costs and expenses:
  Cost of revenue...........................................    14,144        4,181        9,963
  Research and development..................................    12,442        1,144       11,298
  Selling, general and administrative.......................    28,136        1,772       26,364
                                                               -------      -------      -------
          Total costs and expenses..........................    54,722        7,097       47,625
                                                               -------      -------      -------
Income (loss) from
  operations................................................    11,080        1,354        9,726
Other income (expense), net.................................     2,621           --        2,621
                                                               -------      -------      -------
Income (loss) before income taxes...........................    13,701        1,354       12,347
Provision for income taxes..................................     3,425          338        3,087
                                                               -------      -------      -------
Net income (loss)...........................................   $10,276      $ 1,016      $ 9,260
                                                               =======      =======      =======

                               CAERE CORPORATION

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                              DOLLARS IN THOUSANDS

                                                                              LESS
                                                                             CAERE
                                                              HISTORICAL    HARDWARE    PRO FORMA
                                                                CAERE       BUSINESS      CAERE
                                                              ----------    --------    ---------
Revenue.....................................................   $47,534       $6,665     $  40,869
Costs and expenses:
  Cost of revenue...........................................    10,866        3,298         7,568
  Research and development..................................     8,992          885         8,107
  Selling, general and administrative.......................    20,730        1,339        19,391
                                                               -------       ------     ---------
Total costs and expenses....................................    40,588        5,522        35,066
                                                               -------       ------     ---------
Income (loss) from operations...............................     6,946        1,143         5,803
Other income (expense),
  net.......................................................     1,965           --         1,965
                                                               -------       ------     ---------
Income (loss) before income taxes...........................     8,911        1,143         7,768
Provision for income taxes..................................     2,094          269         1,825
                                                               -------       ------     ---------
Net income (loss)...........................................   $ 6,817       $  874     $   5,943
                                                               =======       ======     =========

                               CAERE CORPORATION

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                              DOLLARS IN THOUSANDS

                                                                             CAERE
                                                              HISTORICAL    HARDWARE    PRO FORMA
                                                                CAERE       BUSINESS      CAERE
                                                              ----------    --------    ---------
Revenue.....................................................   $47,022       $4,832      $42,190
Costs and expenses:
  Cost of revenue...........................................     9,419        2,527        6,892
  Research and development..................................     9,931        1,026        8,905
  Selling, general and administrative.......................    21,472        1,047       20,425
                                                               -------       ------      -------
Total costs and expenses....................................    40,822        4,600       36,222
                                                               -------       ------      -------
Income (loss) from operations...............................     6,200          232        5,968
Other income (expense), net.................................     1,838           --        1,838
                                                               -------       ------      -------
Income (loss) before income taxes...........................     8,038          232        7,806
Provision for income taxes..................................     2,411           70        2,341
                                                               -------       ------      -------
Net income (loss)...........................................   $ 5,627       $  162      $ 5,465
                                                               =======       ======      =======

                       COMPARISON OF RIGHTS OF HOLDERS OF
                  CAERE COMMON STOCK AND SCANSOFT COMMON STOCK

     This section of the prospectus/proxy statement describes material differences between the rights of holders of Caere common stock and ScanSoft common stock. This summary may not contain all of the information that is important to you. You should read this entire document and the other documents we refer to carefully for a more complete understanding of the differences between Caere common stock and ScanSoft common stock. You may obtain the information incorporated by reference into this prospectus/proxy statement without charge by following the instructions in the section entitled "Where You Can Find More Information" on page 92 of this prospectus/proxy statement.

INTRODUCTION

     After consummation of the Merger, the holders of Caere common stock who receive ScanSoft common stock under the terms of the merger agreement will become stockholders of ScanSoft. Because Caere and ScanSoft are both Delaware corporations, the Delaware General Corporation Law, or the "DGCL," will continue to govern the rights of Caere stockholders. The Caere certificate of incorporation and the Caere bylaws currently govern the rights of the stockholders of Caere. As stockholders of ScanSoft, the ScanSoft certificate of incorporation, as amended and restated, and the ScanSoft bylaws, as amended and restated, will instead govern their rights following the completion of the Merger. The following paragraphs summarize certain differences between the rights of ScanSoft stockholders and Caere stockholders under the certificates of incorporation and bylaws of ScanSoft and Caere, respectively. This summary does not purport to be complete and is qualified in its entirety by reference to the ScanSoft certificate of incorporation and bylaws, the Caere certificate of incorporation and bylaws and the relevant provisions of the DGCL.

AUTHORIZED CAPITAL STOCK

     ScanSoft's certificate provides that ScanSoft has authority to issue (1) 70,000,000 shares of ScanSoft common stock, par value $.001 per share and (2) 20,000,000 shares of preferred stock, par value $.001 per share. In connection with the merger, holders of ScanSoft common stock are being asked to approve an amendment to ScanSoft's certificate of incorporation to increase the authorized number of shares of ScanSoft common stock to 140,000,000 and ScanSoft preferred stock to 40,000,000. Caere's certificate of incorporation provides that Caere has the authority to issue (1) 30,000,000 shares of Caere common stock, par value $.001 per share and (2) 2,000,000 shares of preferred stock, par value $.001 per share.

BOARD OR STOCKHOLDER APPROVED PREFERRED STOCK

     ScanSoft has the authority to issue the preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any unissued and undesignated shares of preferred stock and to fix the number of shares constituting any series and the designations of such series without the approval of the stockholders of ScanSoft. Of the 20,000,000 authorized shares of ScanSoft preferred stock, 100,000 shares have been designated Series A Participating Preferred Stock, in connection with the ScanSoft Preferred Shares Rights Agreement, none of which are outstanding, and 15,000,000 shares have been designated Series B Preferred Stock, of which 3,562,238 are outstanding. The Caere board of directors has the authority to issue the Caere preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any unissued and undesignated shares of preferred stock and to fix the number of shares constituting any series and the designations of such series, without any further vote or action by the stockholders. Of the 2,000,000 authorized shares of Caere preferred stock, 100,000 shares have been designated Series A Junior Participating Preferred Stock in connection with the Caere Rights Agreement, none of which are outstanding.

VOTING RIGHTS

     The holders of shares of ScanSoft common stock are entitled to one vote per share on all matters to be voted on by the stockholders of ScanSoft. The holders of ScanSoft Series B Preferred Stock are entitled to vote with the holders of Common Stock on an as-converted basis as a single class for or against any proposal amending ScanSoft's certificate of incorporation to (1) increase or decrease the aggregate number of authorized shares of the class or series, (2) increase or decrease the par value of the class, or (3) or alter or change the powers, preferences or special rights of the shares of the class or series so as to affect it or them adversely. The holders of shares of Caere common stock are entitled to one vote per share on all matters to be voted on by the stockholders of Caere.

NUMBER OF DIRECTORS

     The ScanSoft bylaws provide that the number of members of the ScanSoft board of directors shall be determined by the stockholders at the annual meeting of stockholders or by resolution of the ScanSoft board of directors. The number of directors on the ScanSoft board of directors is currently five. The Caere bylaws specify that the number of directors shall be determined from time to time by resolution or bylaw adopted by the Caere board of directors. The number of directors on the Caere board of directors is currently four.

ELECTION OF BOARD OF DIRECTORS

     The ScanSoft board of directors is not divided into separate classes. The Caere board of directors is divided into three classes. Each class of directors serves for a term of three years. Each year, one class of directors is elected to a new three-year term.

VOTE ON MERGER, CONSOLIDATION OR SALE OF SUBSTANTIALLY ALL ASSETS

     ScanSoft's certificate of incorporation requires approval of stockholders holding at least sixty-six and two-thirds percent of its outstanding shares of common stock to sell, convey or encumber all or substantially all of its assets. Caere's certificate of incorporation does not require a greater vote with respect to business combinations unless the combination is made with an "Interested Stockholder," which is defined as a person who or which beneficially owns 10% or more of the voting power of the then outstanding voting stock, or an Affiliate, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, of such Interested Stockholder.

SPECIAL MEETINGS OF STOCKHOLDERS

     Under the ScanSoft bylaws, special meetings of the stockholders may be called by the President, the Secretary or President upon the written request of the ScanSoft board of directors, or by stockholders holding not less than ten percent of the entire capital stock of the corporation entitled to vote in such a special meeting. Written notice of a special meeting shall state the date, time, place and purpose(s) of the meeting. Caere's bylaws provide that special meetings of the stockholders may be called, for any purpose, by the Chairman of the Board, the Chief Executive Officer, or by the Caere board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors. Special meetings called by any person or persons other than the Caere board of directors shall be in writing specifying the general nature of the business proposed to be transacted.

AMENDMENT OF CERTIFICATE OF INCORPORATION

     ScanSoft's certificate of incorporation contains a provision requiring the affirmative vote of at least sixty-six and two-thirds percent of the common stock of ScanSoft to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to adversely affect these shares and to increase or decrease, other than by conversion, the total number of authorized shares of Series B Preferred Stock. Caere's certificate of incorporation contains a provision requiring the affirmative vote of at least sixty-six and two-thirds percent of the voting power of all of the then-outstanding shares of the voting stock, voting together as a single class, to alter, amend or repeal certain sections of Caere's certificate of incorporation.

LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

     The DGCL provides that a corporation may limit or eliminate a director's personal liability for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to such corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for paying or approving a stock repurchase in violation of Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.

     Under the DGCL, directors and officers as well as other employees and individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation as a derivative action) if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful.

     ScanSoft's certificate of incorporation provides that its directors will be indemnified to fullest extent permitted by law for monetary damages for breach of fiduciary duty as a director. ScanSoft's certificate of incorporation further provides that to the fullest extent permitted by law, ScanSoft may provide indemnification of and advancement of expenses to its agents through bylaw provisions, agreements with such agents, the vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement of expenses otherwise permitted by the DGCL. ScanSoft's bylaws provide that except in a suit or proceeding brought by the corporation and approved by the majority of the board of directors of the corporation which alleges (1) willful misappropriation of corporate assets, (2) disclosure of confidential information in violation of such director's fiduciary and contractual obligations to the corporation or (3) any other willful and deliberate breach in bad faith of such director's duty to the corporation or its stockholders, that expenses incurred by a director of ScanSoft in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director of the corporation, or was serving at the corporation's request as a director or officer of another corporation will be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it is ultimately be determined that he is not entitled to be indemnified by the corporation. ScanSoft's bylaws further provide that the board of directors may indemnify any party other than a director made a party to an action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an officer or employee of the corporation.

     Caere's bylaws provide that Caere will indemnify its directors and executive officers to the fullest extent permitted by law; provided, however, that Caere may limit the extent of such indemnification by individual contracts with its directors and executive officers; and, provided further, that Caere will not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by that person or any proceeding by that person against Caere or its directors, officers, employees or other agents unless (1) such indemnification is expressly required by law, (2) the proceeding was authorized by the board of directors, (3) indemnification is provided by Caere, in its sole discretion, pursuant to the powers vested in Caere under the DGCL, or (4) such indemnification is otherwise required. Caere's bylaws further provide that Caere will advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by an director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that that person is not entitled to be indemnified. Caere's bylaws also give Caere the authority to indemnify its other officers, employees and other agents as provided by the DGCL.

PAYMENT OF DIVIDENDS

     ScanSoft's certificate of incorporation provides for the payment of non-cumulative dividends of $0.065 per share of Series B Preferred Stock outstanding per annum whenever funds are legally available for distribution, payable when, as and if declared by the ScanSoft board of directors and provides for a dividend on the Series A Participating Preferred Stock when a dividend (other than a dividend payable in ScanSoft common stock) is declared on the ScanSoft common stock. Caere's certificate of incorporation contains no provision regarding the payment of dividends except upon distribution of its Series A Junior Participating Preferred Stock upon an issuance thereof in connection with the Caere Stockholder Rights Plan.

ANTI-TAKEOVER PROTECTION

     On October 23, 1996, as amended December 2, 1998 and as further amended January 27, 2000, ScanSoft adopted and approved a Preferred Shares Rights Agreement and declared a dividend distribution of one right for each share of ScanSoft common stock outstanding on the close of business on November 11, 1996, and authorized the issuance of one right, subject to adjustment, for each share of ScanSoft common stock issued between November 12, 1996 and the earlier of (i) the date the rights are redeemed, (ii) the date the rights expire, and (iii) the Distribution Date (as defined in the Preferred Share Rights Agreement). The rights have certain anti-takeover effects and are intended to discourage coercive and unfair takeover tactics and to encourage any potential acquirer to negotiate a fair price to all ScanSoft stockholders. The rights may cause substantial dilution to an acquiring party that attempts to acquire ScanSoft on terms not approved by the ScanSoft board of directors, but they will not interfere with any negotiated merger or other business combination. Each right entitles the registered holder to purchase from ScanSoft one one-thousandth of a share of Series A Participating Preferred Stock at a purchase price of $27.50 per one one-thousandth of a share, subject to adjustment in the event that a triggering event occurs. All references in this prospectus/proxy statement to ScanSoft common stock include the foregoing attached rights.

     On April 17, 1991, as amended July 1, 1991, Caere adopted and approved the Caere Rights Agreement and declared a dividend distribution of one right for each share of Caere common stock outstanding at the close of business on May 3, 1991, and authorized the issuance of one right, subject to adjustment, for each share of Caere common stock issued between May 4, 1991 and the earlier of (i) the date the rights are redeemed, (ii) the date the rights expire, and (iii) the Distribution Date as defined in the Caere Rights Agreement. The rights have certain anti-takeover effects and are intended to discourage coercive or unfair takeover tactics and to encourage any potential acquirer to negotiate a price fair to all Caere stockholders. The rights may cause substantial dilution to an acquiring party that attempts to acquire Caere on terms not approved by the Caere board of directors, but they will not interfere with any negotiated merger or other business combination. Each right entitles the registered holder to purchase from Caere one one-hundredth of a share of Series A Junior

Participating Preferred Stock at a purchase price of $90.00, subject to adjustment, in the event that a triggering event occurs.

     On January 15, 2000, the Caere Rights Agreement was further amended to ensure that the distribution of rights was not triggered as a result of the execution of the merger agreement or the merger. Caere may not further amend the Caere Rights Agreement prior to the termination of the merger agreement or the closing of the merger except in certain limited circumstances.

             SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS, MANAGEMENT
                           AND DIRECTORS OF SCANSOFT

     The following table sets forth certain information with respect to the beneficial ownership of ScanSoft common stock as of February 7, 2000, as to (1) each person (or group of affiliated persons) who is known by ScanSoft to own beneficially more than 5% of ScanSoft common stock; (2) each ScanSoft director;
(3) each ScanSoft executive officer; and (4) all directors and executive offices of ScanSoft as a group.

                                                             BENEFICIAL OWNERSHIP(2)
                                                          ------------------------------
                                                          NUMBER OF
                  BENEFICIAL OWNER(1)                       SHARES      PERCENT OF TOTAL
                  -------------------                     ----------    ----------------
Xerox Imaging Systems, Inc.(3)..........................  11,853,602          44.4%
  800 Long Ridge Road
  Stamford, CT 06904
Michael K. Tivnan(4)....................................     221,423             *
Paul A. Ricci(5)........................................     140,000             *
Wayne S. Crandall(6)....................................     119,971             *
Stanley E. Swiniarski(7)................................     102,187             *
Mark B. Myers(8)........................................       5,000             *
J. Larry Smart(9).......................................      32,097             *
Katharine A. Martin(10).................................       6,000             *
John J. Rogers, Jr. ....................................           0             *
All directors and executive officers as a group
  (8 persons)(11).......................................     626,678          2.35%

-------------------------
  *  Less than 1%

 (1) Unless otherwise indicated, the address for the following stockholders is c/o ScanSoft, Inc., 9 Centennial Drive, Peabody, Massachusetts 01960.

 (2) Applicable percentage ownership is based on 26,695,511 shares of common stock outstanding as of February 7, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 7, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage of ownership of any other person. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

 (3) Excludes a warrant to purchase up to 1,738,552 shares of common stock. Also excludes 3,562,000 shares of Series B Preferred Stock beneficially owned.

 (4) Includes 171,423 shares subject to options exercisable within 60 days of February 7, 2000.

 (5) Excludes 11,853,602 shares of common stock held by Xerox Imaging Systems, Inc., but includes 5,000 shares subject to options exercisable within 60 days of February 7, 2000.

 (6) Includes 94,971 shares subject to options exercisable within 60 days of February 7, 2000.

 (7) Includes 102,187 shares subject to options exercisable within 60 days of February 7, 2000.

 (8) Includes 5,000 shares subject to options exercisable within 60 days of February 7, 2000.

 (9) Includes 30,000 shares subject to options exercisable within 60 days of February 7, 2000.

(10) Includes 5,000 shares subject to options exercisable within 60 days of February 7, 2000.

(11) Includes 413,581 shares subject to options exercisable within 60 days of February 7, 2000.

                          SHARE OWNERSHIP BY PRINCIPAL
                STOCKHOLDERS, MANAGEMENT AND DIRECTORS OF CAERE

     The following table sets forth certain information regarding the ownership of Caere's common stock as of February 7, 2000, by: (i) each director and nominee for director, (ii) each of the executive officers of Caere; (iii) all officers and directors of Caere as a group; and (iv) all those known by Caere to be beneficial owners of more than five percent of its common stock.

                                                       BENEFICIAL OWNERSHIP(1)
                                               ---------------------------------------
              BENEFICIAL OWNER                 NUMBER OF SHARES(2)    PERCENT OF TOTAL
              ----------------                 -------------------    ----------------
State of Wisconsin Investment Board..........       1,391,200              11.48%
  P.O. Box 7842
  Madison, WI 43707
Lord Abbett & Co.............................       1,762,545              14.54%
  90 Hudson Street
  Jersey City, NJ 07302
Kalmar Investments...........................         831,050               6.86%
  3701 Kennet Pike
  Greenville, DE 19807
Robert G. Teresi.............................         366,548               3.02%
James K. Dutton..............................         114,444                  *
Joseph J. Francesconi........................          10,000                  *
Robert J. Frankenberg........................          30,000                  *
Blanche M. Sutter............................         140,890               1.16%
Wayne E. Rosing..............................         178,250               1.47%
Duke Borozan.................................          31,250                  *
Valorie Cook Carpenter.......................               0                  *
Robert Cortale...............................          15,635                  *
All executive officers and directors as a
  group (9 persons)..........................         887,017               7.32%

-------------------------
 *  Less than 1%

(1) This table is based upon information supplied by executive officers, directors, and principal stockholders and Schedules 13G filed with the SEC. Subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 12,122,504 shares outstanding on February 7, 2000, adjusted as required by rules promulgated by the SEC.

(2) Includes shares which executive officers and directors of Caere have the right to acquire within 60 days after the date of this table pursuant to outstanding options as follows: Robert G. Teresi, 256,658 shares; James K. Dutton, 84,444 shares; Joseph J. Francesconi, 10,000 shares, Robert J. Frankenberg, 30,000 shares; Blanche M. Sutter, 116,014 shares; Wayne E. Rosing, 103,750 shares; Duke Borozan, 21,250 shares; Robert Cortale, 12,000 shares; Valorie Cook Carpenter, 0 shares; and all executive officers and directors as a group, 634,116 shares.

                                 LEGAL OPINION

     The validity of the shares of ScanSoft common stock offered by this prospectus/proxy statement will be passed upon for ScanSoft by Wilson Sonsini Goodrich & Rosati, Professional Corporation. As of the date of this prospectus/proxy statement, Katharine A. Martin, a member of Wilson Sonsini

Goodrich & Rosati, legal counsel to ScanSoft, and a member of the board of directors of ScanSoft, beneficially owned an aggregate of 6,000 shares of ScanSoft common stock.

                                    EXPERTS

     The financial statements of ScanSoft, Inc. incorporated in this prospectus/proxy statement by reference to the Annual Report on Form 10-K for the year ended January 3, 1999, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The financial statements and schedule of Caere Corporation as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, have been incorporated by reference herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                             STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, ScanSoft stockholders may present proper proposals for inclusion in ScanSoft's proxy statement and for consideration at the next annual meeting of its stockholders by submitting such proposals to ScanSoft in a timely manner. As noted in ScanSoft's proxy statement relating to its 1999 annual meeting of stockholders, in order to be so included in the proxy statement for the 2000 annual meeting, stockholder proposals must have been received by ScanSoft no later than February 2, 2000 and must have otherwise complied with the requirements of Rule 14a-8. The deadline for submitting a stockholder proposal that is not to be included in the proxy statement for the 2000 annual meeting is not later than June 9, 2000, nor earlier than the close of business on May 1, 2000.

     Pursuant to Rule 14a-8 under the Exchange Act, Caere stockholders may present proper proposals for inclusion in Caere's proxy statement and for consideration at the next annual meeting of its stockholders by submitting such proposals to Caere in a timely manner. As noted in Caere's proxy statement relating to its 1999 annual meeting of stockholders, in order to be so included in the proxy statement for the 2000 annual meeting, stockholder proposals must have been received by Caere no later than December 8, 1999 and must have otherwise complied with the requirements of Rule 14a-8. The deadline for submitting a stockholder proposal that is not to be included in the proxy statement for the 2000 annual meeting was not later than the close of business on February 5, 2000.

     DOCUMENTS INCORPORATED BY REFERENCE IN THIS PROSPECTUS/PROXY STATEMENT

     THIS PROSPECTUS/PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH.

     All documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act, after the date hereof and before the date of the Caere special meeting and the ScanSoft special meeting are incorporated by reference into and to be a part of this prospectus/proxy statement from the date of filing of those documents.

     The following documents, which have been filed by ScanSoft with the Securities and Exchange Commission, are incorporated by reference into this prospectus/proxy statement:

     - ScanSoft's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as amended;

     - ScanSoft's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999;

     - ScanSoft's Current Reports on Form 8-K filed on July 14, 1999, April 9, 1999, March 2, 1999 and January 21, 1999; and

     - ScanSoft's Registration Statement on Form 8-A (which describes ScanSoft's Common Stock).

     The following documents, which have been filed by Caere with the Securities and Exchange SEC, are incorporated by reference into this prospectus/proxy statement:

     - Caere's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

     - Caere's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999; and

     - Caere's Current Report on Form 8-K filed on February 3, 2000

     You should rely only on the information contained or incorporated by reference in this prospectus/proxy statement to vote on the approval of the proposal upon which you are entitled to vote. Neither Caere nor ScanSoft has authorized anyone to provide you with information that is different from what is contained in this prospectus/proxy statement. This prospectus/proxy statement is dated February 9, 2000. You should not assume that the information contained in the prospectus/ proxy statement is accurate as of any other date, and neither the mailing of this prospectus/proxy statement to stockholders nor the issuance of ScanSoft common stock in the merger should create any implication to the contrary.

     Pagis, TextBridge, PaperPort, PaperPort Deluxe, Scanner Suite, PhotoFactory, Kai's SuperGood, Kai's PhotoSoap2 and Kai's PowerShow are registered trademarks or trademarks of ScanSoft, Inc. Caere, OmniPage, OmniPage Pro, OmniPage Limited Edition, Recognita, Recognita Plus, PageKeeper, OmniForm, and WordScan are registered trademarks, and OmniPage Web, OmniPage Wizard, PageKeeper Pro, OmniForm Internet Publisher, Developers Kit 2000, and M/Series are trademarks of Caere Corporation. ImageAXS and ImageAXS Professional are trademarks of Digital Arts and Sciences Corporation. Trademarks of other corporations and organizations are also referenced in this prospectus/proxy statement.

     Any statement contained in a document incorporated or deemed to be incorporated herein by reference will be deemed to be modified or superseded for purposes of this prospectus/proxy statement to the extent that a statement contained herein or any other subsequently filed document that is deemed to be incorporated herein by reference modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus/proxy statement.

                      WHERE YOU CAN FIND MORE INFORMATION

     The documents incorporated by reference into this prospectus/proxy statement are available from us upon request. We will provide a copy of any and all of the information that is incorporated by reference in this prospectus/proxy statement (not including exhibits to the information unless those exhibits are specifically incorporated by reference into this prospectus/proxy statement) to any person, without charge, upon written or oral request. ANY REQUEST FOR DOCUMENTS SHOULD BE MADE BY MARCH 3, 2000 TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS.

Reports, proxy statements and other information regarding Caere and ScanSoft may be inspected at:
                          The National Association of
                               Securities Dealers
                              1735 K Street, N.W.
                             Washington, D.C. 20006
Requests for documents relating to        Requests for documents relating to
Caere                                     ScanSoft should be directed to:
Should be directed to:
  Caere Corporation                       ScanSoft, Inc.
  100 Cooper Court                          9 Centennial Drive
  Los Gatos, California 95030               Peabody, Massachusetts 01960
  (408) 395-7000                            (978) 977-2000

     We file reports, proxy statements and other information with the Securities and Exchange SEC. Copies of our reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the
SEC:

Judiciary Plaza         Citicorp Center          Seven World Trade Center
Room 1024               500 West Madison Street  13th Floor
450 Fifth Street, N.W.  Suite 1400               New York, New York 10048
Washington, D.C. 20549  Chicago, Illinois 60661

     Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the SEC at 1-800-SEC-0330. The SEC maintains a Website that contains reports, proxy statements and other information regarding each of us. The address of the SEC Website is http://www.sec.gov.

     ScanSoft has filed a registration statement under the Securities Act with the Securities and Exchange Commission with respect to ScanSoft's common stock to be issued to Caere stockholders in the merger. This prospectus/proxy statement constitutes the prospectus of ScanSoft filed as part of the registration statement. This prospectus/proxy statement does not contain all of the information set forth in the registration statement because certain parts of the registration statement are omitted in accordance with the rules and regulations of the SEC. The registration statement is available for inspection and copying as set forth above.

     If you have any questions about the merger, please call Caere Investor Relations at (408) 395-7000. You may also call ScanSoft Investor Relations at
(978) 977-2477.

     THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OF AN OFFER OR PROXY SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS/PROXY STATEMENT NOR ANY DISTRIBUTION OF SECURITIES PURSUANT TO THIS PROSPECTUS/PROXY STATEMENT SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH OR INCORPORATED HEREIN BY REFERENCE OR IN OUR AFFAIRS SINCE THE DATE OF THIS PROSPECTUS/PROXY STATEMENT. THE INFORMATION CONTAINED HEREIN WITH RESPECT TO CAERE AND ITS SUBSIDIARIES WAS PROVIDED BY CAERE AND THE INFORMATION CONTAINED HEREIN WITH RESPECT TO SCANSOFT WAS PROVIDED BY SCANSOFT.

                STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

     This prospectus/proxy statement and the documents incorporated herein by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on ScanSoft's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include:

     - the possibility that the merger will not be consummated;

     - the possibility that the anticipated benefits from the merger cannot be fully realized;

     - the possibility that costs or difficulties related to the integration of our businesses are greater than expected;

     - our dependence on the timely development, introduction and customer acceptance of new products;

     - the impact of competition on revenues and margins;

     - rapidly changing technology and shifting demand requirements;

     - other risks and uncertainties, including the risks and uncertainties involved in obtaining new customers, the impact of competitive services, products and prices, the unsettled conditions in the high-technology business and the ability to attract and retain key personnel; and

     - other risk factors as may be detailed from time to time in Caere's and ScanSoft's public announcements and filings with the Securities and Exchange Commission.

     In evaluating the merger, you should carefully consider the discussion of these and other factors in the section entitled "Risk Factors" on page 13 of this prospectus/proxy statement.

                                                                         ANNEX A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                                 SCANSOFT, INC.

                       SCORPION ACQUISITIONS CORPORATION

                                      AND

                               CAERE CORPORATION

                          DATED AS OF JANUARY 15, 2000

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
ARTICLE I  THE MERGER...............................................   A-1
        The Merger..................................................   A-2
 1.1
        Effective Time; Closing.....................................   A-2
 1.2
        Effect of the Merger........................................   A-2
 1.3
        Certificate of Incorporation; Bylaws........................   A-2
 1.4
        Directors and Officers......................................   A-2
 1.5
        Effect on Capital Stock.....................................   A-2
 1.6
        Surrender of Certificates...................................   A-4
 1.7
        No Further Ownership Rights in Company Common Stock.........   A-5
 1.8
        Lost, Stolen or Destroyed Certificates......................   A-5
 1.9
        Dissenting Shares...........................................   A-6
1.10
        Tax and Accounting Consequences.............................   A-6
1.11
        Taking of Necessary Action; Further Action..................   A-6
1.12
ARTICLE II  REPRESENTATIONS AND WARRANTIES OF COMPANY...............   A-7
        Organization and Qualification; Subsidiaries................   A-7
 2.1
        Certificate of Incorporation and Bylaws.....................   A-7
 2.2
        Capitalization..............................................   A-7
 2.3
        Authority Relative to this Agreement........................   A-9
 2.4
        No Conflict; Required Filings and Consents..................   A-9
 2.5
        Compliance; Permits.........................................  A-10
 2.6
        SEC Filings; Financial Statements...........................  A-10
 2.7
        No Undisclosed Liabilities..................................  A-11
 2.8
        Absence of Certain Changes or Events........................  A-11
 2.9
        Absence of Litigation.......................................  A-12
2.10
        Employee Benefit Plans......................................  A-12
2.11
        Registration Statement; Proxy Statement.....................  A-14
2.12
        Restrictions on Business Activities.........................  A-14
2.13
        Title to Property...........................................  A-14
2.14
        Taxes.......................................................  A-15
2.15
        Environmental Matters.......................................  A-16
2.16
        Brokers' and Finders' Fees..................................  A-17
2.17
        Intellectual Property.......................................  A-17
2.18
        Year 2000 Compliance........................................  A-19
2.19
        Agreements, Contracts and Commitments.......................  A-19
2.20
        Company Rights Agreement....................................  A-21
2.21
        Insurance...................................................  A-21
2.22
        Opinion of Financial Advisor................................  A-21
2.23
        Board Approval..............................................  A-21
2.24
        State Takeover Statutes.....................................  A-21
2.25
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER
  SUB...............................................................  A-22
        Organization and Qualification; Subsidiaries................  A-22
 3.1
        Certificate of Incorporation and Bylaws.....................  A-22
 3.2
        Capitalization..............................................  A-22
 3.3
        Authority Relative to this Agreement........................  A-23
 3.4
        No Conflict; Required Filings and Consents..................  A-24
 3.5

                                                                      PAGE
                                                                      ----
        Compliance; Permits.........................................  A-24
 3.6
        SEC Filings.................................................  A-25
 3.7
        No Undisclosed Liabilities..................................  A-25
 3.8
        Employee Benefit Plans......................................  A-25
 3.9
        Registration Statement; Proxy Statement.....................  A-27
3.10
        Absence of Certain Changes or Events........................  A-27
3.11
        Restrictions on Business Activities.........................  A-28
3.12
        Taxes.......................................................  A-28
3.13
        Environmental Matters.......................................  A-29
3.14
        Title to Property...........................................  A-30
3.15
        Intellectual Property.......................................  A-30
3.16
        Litigation..................................................  A-31
3.17
        Brokers' and Finders' Fees..................................  A-32
3.18
        Year 2000 Compliance........................................  A-32
3.19
        Agreements, Contracts and Commitments.......................  A-32
3.20
        Insurance...................................................  A-33
3.21
        Opinion of Financial Advisor................................  A-33
3.22
        Board Approval..............................................  A-33
3.23
ARTICLE IV  CONDUCT PRIOR TO THE EFFECTIVE TIME.....................  A-33
        Conduct of Business by Company..............................  A-33
 4.1
        Conduct of Business by Parent...............................  A-36
 4.2
ARTICLE V  ADDITIONAL AGREEMENTS....................................  A-37
        Proxy Statement/Prospectus; Registration Statement; Other
 5.1    Filings; Board Recommendations..............................  A-37
        Meeting of Company Stockholders.............................  A-37
 5.2
        Meeting of Parent Stockholders..............................  A-39
 5.3
        Confidentiality; Access to Information......................  A-39
 5.4
        No Solicitation.............................................  A-40
 5.5
        Public Disclosure...........................................  A-41
 5.6
        Efforts; Notification.......................................  A-41
 5.7
        Third Party Consents........................................  A-43
 5.8
        Stock Options and Employee Benefits.........................  A-43
 5.9
        Form S-8....................................................  A-43
5.10
        Indemnification.............................................  A-44
5.11
        Nasdaq Listing..............................................  A-44
5.12
        Amendment of Parent's Certificate of Incorporation..........  A-44
5.13
        Company Affiliate Agreement.................................  A-44
5.14
        Parent Board of Directors...................................  A-44
5.15
        No Rights Plan Amendment....................................  A-44
5.16
        FIRPTA Compliance...........................................  A-45
5.17
        Standstill Agreement........................................  A-45
5.18
  ARTICLE VI  CONDITIONS TO THE MERGER..............................  A-45
        Conditions to Obligations of Each Party to Effect the
 6.1    Merger......................................................  A-45
        Additional Conditions to Obligations of Company.............  A-46
 6.2
        Additional Conditions to the Obligations of Parent and
 6.3    Merger Sub..................................................  A-46

                                                                      PAGE
                                                                      ----
ARTICLE VII  TERMINATION, AMENDMENT AND WAIVER......................  A-47
        Termination.................................................  A-47
 7.1
        Notice of Termination; Effect of Termination................  A-49
 7.2
        Fees and Expenses...........................................  A-49
 7.3
        Amendment...................................................  A-51
 7.4
        Extension; Waiver...........................................  A-51
 7.5
ARTICLE VIII  GENERAL PROVISIONS....................................  A-51
        Non-Survival of Representations and Warranties..............  A-51
 8.1
        Notices.....................................................  A-51
 8.2
        Interpretation; Knowledge...................................  A-52
 8.3
        Counterparts................................................  A-53
 8.4
        Entire Agreement; Third Party Beneficiaries.................  A-53
 8.5
        Severability................................................  A-53
 8.6
        Other Remedies; Specific Performance........................  A-53
 8.7
        Governing Law...............................................  A-54
 8.8
        Rules of Construction.......................................  A-54
 8.9
        Assignment..................................................  A-54
8.10
        Time Is of the Essence......................................  A-54
8.11
        WAIVER OF JURY TRIAL........................................  A-54
8.12

                      AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION is made and entered into as of January 15, 2000, by and among ScanSoft, Inc., a Delaware corporation ("Parent"), Scorpion Acquisitions Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and Caere Corporation, a Delaware corporation ("Company").

                                    RECITALS

     A. Upon the terms and subject to the conditions of this Agreement (as defined in Section 1.2 below) and in accordance with the Delaware General Corporation Law ("Delaware Law"), Parent and Company intend to enter into a business combination transaction.

     B. The Board of Directors of Company (i) has determined that the Merger (as defined in Section 1.1) is consistent with and in furtherance of the long-term business strategy of Company and fair to, and in the best interests of, Company and its stockholders, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement and (iii) has determined to recommend that the stockholders of Company adopt this Agreement.

     C. The Board of Directors of Parent (i) has determined that the Merger is consistent with and in furtherance of the long-term business strategy of Parent and fair to, and in the best interests of, Parent and its stockholders, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement and (iii) has determined to recommend that the stockholders of Parent approve the issuance of Parent Common Stock in connection with the Merger and approve the amendment to Parent's certificate of incorporation contemplated by this Agreement.

     D. Concurrently with the execution of this Agreement, and as a condition and inducement to Parent's willingness to enter into this Agreement, certain affiliates of Company are entering into Voting/Affiliate Agreements in substantially the form attached hereto as Exhibit A (the "Company
Voting/Affiliate Agreements").

     E. Concurrently with the execution of this Agreement, and as a condition and inducement to Company's willingness to enter into this Agreement, the largest stockholder of Parent is entering into a Voting Agreement in substantially the form attached hereto as Exhibit B (the "Parent Voting Agreement").

     F. Concurrently with the execution of this Agreement, and as a condition and inducement to Parent's willingness to enter into this Agreement, a stockholder of Company is entering into a Non-Competition Agreement in substantially the form attached hereto as Exhibit C (the "Non-Competition Agreement").

     G. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                                   THE MERGER

     1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of Delaware Law, Company shall be merged with and into Merger Sub (the "Merger"), the separate corporate existence of Company shall cease and Merger Sub shall continue as the surviving corporation. Merger Sub as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

     1.2 Effective Time; Closing. Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a certificate of Merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware Law (the "certificate of Merger") (the time of such filing (or such later time as may be agreed in writing by Company and Parent and specified in the certificate of Merger) being the "Effective Time") as soon as practicable on or after the Closing Date (as herein defined). Unless the context otherwise requires, the term "Agreement" as used herein refers collectively to this Agreement and Plan of Reorganization and the certificate of Merger. The parties shall consummate and effect the Merger at a closing (the "Closing") which shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the "Closing Date").

     1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Merger Sub and Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of Merger Sub and Company shall become the debts, liabilities and duties of the Surviving Corporation.

     1.4  certificate of incorporation; Bylaws.

     (a) At the Effective Time, the certificate of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided by law and such certificate of incorporation of the Surviving Corporation.

     (b) The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be, at the Effective Time, the Bylaws of the Surviving Corporation until thereafter amended.

     1.5 Directors and Officers. The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, until their respective successors are duly appointed.

     1.6 Effect on Capital Stock. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, Company or the holders of any of the following securities, the following shall occur:

          (a) Conversion of Company Common Stock. Each share of Common Stock, $.001 par value per share, of Company including, with respect to each such share of Company Common Stock, the associated Rights (as defined in that certain Rights Agreement (the "Company Rights Plan") dated as of April 17, 1991 between Company and BankBoston, N.A., f/k/a The First National Bank of Boston as Rights Agent, as amended) (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time, other than any shares of Company Common Stock to be canceled pursuant to Section 1.6(b) and other than Dissenting Shares, as defined in Section 1.10, will be canceled and extinguished and automatically converted (subject to Sections 1.6(e) and (f)) into (x) that number of shares (rounded to five decimal points) of Common Stock of Parent $.001 par value per share ("Parent Common Stock") equal to $7.75 divided by the Average Trading Price (as defined below) (the "Stock Portion Exchange

     Ratio"), and (y) $4.00 in cash (the aggregate of the per share stock and cash consideration referred to in this sentence is referred to in this Agreement as the "Per Share Merger Consideration"). "Average Trading Price" shall mean the average closing sale price of one share of Parent Common Stock as reported on the Nasdaq National Market System ("Nasdaq") for the ten (10) consecutive trading days ending on the trading day immediately preceding the Closing Date; provided, that if the Average Trading Price would otherwise be greater than $8.50 pursuant to the foregoing, then the Average Trading Price shall be $8.50; provided, further, that if the Average Trading Price would otherwise be less than $4.50 pursuant to the foregoing, then the Average Trading Price shall be $4.50. If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with Company, then the shares of Parent Common Stock issued in exchange for such shares of Company Common Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Parent Common Stock may accordingly be marked with appropriate legends. The Company shall take all action that may be necessary to ensure that, from and after the Effective Time, Parent is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement.

          (b) Cancellation of Parent-Owned Stock. Each share of Company Common Stock held by Company, Merger Sub or Parent or any direct or indirect wholly-owned subsidiary of Company or of Parent immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

          (c) Stock Options; Employee Stock Purchase Plans. At the Effective Time, all options to purchase Company Common Stock then outstanding under Company's 1981 Incentive Stock Option Plan, as amended (the "1981 ISO Plan"), 1981 Supplemental Stock Option Plan, as amended (the "1981 Supplemental Plan"), 1992 Non-Employee Directors' Stock Option Plan (the "1992 Directors Plan"), 1997 Non-Officers Stock Option Plan (the "Non-Officers Plan"), 2000 Stock Option Plan (the "2000 Stock Option Plan") and Calera 1993 Stock Option Plan (the "Calera Plan," and together with the 1981 ISO Plan, 1981 Supplemental Plan, Non-Officers Plan, 1992 Directors Plan, and 2000 Stock Option Plan, the "Company Option Plans") shall be assumed by Parent in accordance with Section 5.9 hereof. Purchase rights outstanding under Company's 1990 Employee Stock Purchase Plan and 2000 Employee Stock Purchase Plan (together, the "ESPP") shall be treated as set forth in Section 5.9. For purposes of this Agreement, the "Option Exchange Ratio" shall equal the quotient of (i) 4.00 plus the product of (x) the Stock Portion Exchange Ratio times (y) the average closing sale price of one share of Parent Common Stock as reported on Nasdaq for the ten (10) consecutive trading days ending on the trading day immediately preceding the Closing Date (the "10-Day Average Price"), divided by (ii) the 10-Day Average Price.

          (d) Capital Stock of Merger Sub. Each share of Common Stock, $0.001 par value per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

          (e) Adjustments to Exchange Ratio. The Exchange Ratio, Per Share Merger Consideration, Option Exchange Ratio and any other applicable numbers or amounts shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company

     Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Parent Common Stock or Company Common Stock occurring or having a record date on or after the date hereof and prior to the Effective Time.

          (f) Fractional Shares. No fraction of a share of Parent Common Stock will be issued by virtue of the Merger, but in lieu thereof each holder of shares of Company Common Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder) shall, upon surrender of such holder's certificates(s) (as defined in Section 1.7(c)) receive from Parent an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of such fraction, multiplied by the 10-Day Average Price.

     1.7  Surrender of certificates.

     (a) exchange agent. Prior to the Effective Time, Parent shall select a bank or trust company reasonably acceptable to Company to act as the exchange agent (the "exchange agent") in the Merger.

     (b) Parent to Provide Common Stock. Promptly after the Effective Time, Parent shall make available to the exchange agent for exchange in accordance with this Article I, the shares of Parent Common Stock issuable and cash payable pursuant to Section 1.6 in exchange for outstanding shares of Company Common Stock, and cash in an amount sufficient for payment in lieu of fractional shares pursuant to Section 1.6(f) and any dividends or distributions to which holders of shares of Company Common Stock may be entitled pursuant to Section 1.7(d).

     (c) Exchange Procedures. Promptly after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record (as of the Effective
Time) of a certificate or certificates (the "certificates"), which immediately prior to the Effective Time represented outstanding shares of Company Common Stock whose shares were converted into shares of Parent Common Stock and cash pursuant to Section 1.6(a), cash in lieu of any fractional shares pursuant to
Section 1.6(f) and any dividends or other distributions pursuant to Section 1.7(d), (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon delivery of the certificates to the exchange agent and shall contain such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the certificates in exchange for certificates representing shares of Parent Common Stock and the cash payable pursuant to Section 1.6(a), cash in lieu of any fractional shares pursuant to
Section 1.6(f) and any dividends or other distributions pursuant to Section 1.7(d). Upon surrender of certificates for cancellation to the exchange agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such certificates shall be entitled to receive in exchange therefor certificates representing the number of whole shares of Parent Common Stock into which their shares of Company Common Stock were converted at the Effective Time, cash to which such holder is entitled pursuant to Section 1.6(a), payment in lieu of fractional shares which such holders have the right to receive pursuant to Section 1.6(f) and any dividends or distributions payable pursuant to Section 1.7(d), and the certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding certificates will be deemed from and after the Effective Time, for all corporate purposes, subject to Section 1.7(d) as to the payment of dividends, to evidence only the ownership of the number of full shares of Parent Common Stock into which such shares of Company Common Stock shall have been so converted, the right to receive the amount of cash consideration to which the holder of such certificate is entitled pursuant to Section 1.6(a) and an amount of cash in lieu of the issuance of any fractional shares in accordance with Section 1.6(f). No interest will be paid or will accrue on the cash consideration payable upon the surrender of any certificate.

     (d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the date of this Agreement with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered certificates with respect to the shares of Parent Common Stock represented thereby until the holders of record of such certificates shall surrender such certificates. Subject to applicable law, following surrender of any such certificates, the exchange agent shall deliver to the record holders thereof, without interest, certificates representing whole shares of Parent Common Stock issued in exchange therefor along with the cash consideration to which such holder is entitled pursuant to Section 1.6(a), payment in lieu of fractional shares pursuant to Section 1.6(f) hereof and the amount of any such dividends or other distributions with a record date after the Effective Time payable with respect to such whole shares of Parent Common Stock.

     (e) Transfers of Ownership. If certificates representing shares of Parent Common Stock are to be issued in a name other than that in which, or payment of the cash consideration is to be made to a person other than that in whose name, the certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Parent Common Stock in any name other than that of, or payment of the cash consideration to a person other than, the registered holder of the certificates surrendered, or established to the reasonable satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

     (f) Required Withholding. Each of the exchange agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

     (g) No Liability. Notwithstanding anything to the contrary in this Section 1.7, neither the exchange agent, Parent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Parent Common Stock or Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

     1.8 No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock issued and cash paid in accordance with the terms hereof (including any cash paid in respect thereof pursuant to Sections 1.6(f) and 1.7(d)) shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

     1.9 Lost, Stolen or Destroyed Certificates. In the event that any certificates shall have been lost, stolen or destroyed, the exchange agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, certificates representing the shares of Parent Common Stock into which the shares of Company Common Stock represented by such certificates were converted pursuant to Section 1.6, the cash consideration to which such holder is entitled pursuant to Section 1.6(a), cash for fractional shares, if any, as may be required pursuant to
Section 1.6(f) and any dividends or distributions payable pursuant to Section 1.7(d);

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provided, however, that Parent may, in its discretion and as a condition precedent to the issuance of such certificates representing shares of Parent Common Stock, cash and other distributions, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the exchange agent with respect to the certificates alleged to have been lost, stolen or destroyed.

     1.10  Dissenting Shares.

     (a) Notwithstanding any other provisions of this Agreement to the contrary, any shares of Company Common Stock held by a holder who has exercised and perfected appraisal rights for such shares in accordance with Delaware Law and who, as of the Effective Time, has not effectively withdrawn or lost such appraisal rights ("Dissenting Shares"), shall not be converted into or represent a right to receive the consideration for Company Common Stock set forth in
Section 1.6 hereof, but the holder thereof shall only be entitled to such rights as are provided by Delaware Law.

     (b) Notwithstanding the provisions of Section 1.10(a) hereof, if any holder of Dissenting Shares shall effectively withdraw or lose (through failure to perfect or otherwise) such holder's appraisal rights under Delaware Law, then, as of the later of the Effective Time and the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive the consideration for Company Capital Stock set forth in
Section 1.6 hereof, without interest thereon, upon surrender of the certificate representing such shares.

     (c) The Company shall give Parent (i) prompt notice of any written demand for appraisal received by the Company pursuant to the applicable provisions of Delaware Law, and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any such demands or offer to settle or settle any such demands.

     1.11  Tax and Accounting Consequences.

     (a) It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

     (b) It is intended by the parties hereto that the Merger shall be treated as a purchase for accounting purposes.

     1.12 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Merger Sub and Company, the officers and directors of Merger Sub and Company will take all such lawful and necessary action.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF COMPANY

     As of the date hereof and as of the Closing Date, Company represents and warrants to Parent and Merger Sub, subject to such exceptions as are specifically disclosed in writing in the disclosure letter supplied by Company to Parent dated as of the date hereof and certified on behalf of Company by a duly authorized officer of Company which disclosure shall provide an exception to or otherwise qualify the representations or warranties of the Company specifically referenced in such disclosure

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and such other representations and warranties to the extent such disclosure reasonably appears to be appropriate to such other representations and warranties (the "Company Schedule"), as follows:

     2.1  Organization and Qualification; Subsidiaries.

     (a) Each of Company and its subsidiaries is a corporation duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of Company and its subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("Approvals") necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, be material to Company. Each of Company and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing (with respect to jurisdictions that recognize such concept), in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, be material to Company.

     (b) Company has no subsidiaries except for the corporations identified in
Section 2.1(b) of the Company Schedule. Neither Company nor any of its subsidiaries has agreed nor is obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, under which it is or may become obligated to make any investment in or capital contribution to any other entity. Company does not directly or indirectly own any equity or similar interest in or any interest convertible, exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity.

     2.2 Certificate of Incorporation and Bylaws. Company has previously furnished to Parent a complete and correct copy of its certificate of incorporation and Bylaws as amended to date. Such Company charter documents (together, the "Company Charter Documents") and equivalent organizational documents of each of its subsidiaries are in full force and effect. Company is not in violation of any of the provisions of the Company Charter Documents, and no subsidiary of Company is in violation of its equivalent organizational documents.

     2.3  Capitalization.

     (a) The authorized capital stock of Company consists of 30,000,000 shares of Company Common Stock and 2,000,000 shares of Preferred Stock ("Company Preferred Stock"), each having a par value of $0.001 per share. As of January 13, 2000, (i) 12,121,616 shares of Company Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable; (ii) 1,420,081 shares of Company Common Stock were held in treasury by Company or by subsidiaries of Company; (iii) 475,044 shares of Company Common Stock were available for future issuance pursuant to Company's ESPP; (iv) 1,140,711 shares of Company Common Stock were subject to issuance pursuant to outstanding options to purchase Company Common Stock under the 1981 ISO Plan; (v) 520,686 shares of Company Common Stock were subject to issuance pursuant to outstanding options to purchase Company Common Stock under the 1981 Supplemental Plan; (vi) 174,444 shares of Company Common Stock were subject to issuance pursuant to outstanding options to purchase Company Common Stock under the 1992 Directors Plan; (vii) 190,600 shares of Company Common Stock were subject to issuance pursuant to outstanding options to purchase Company Common Stock under the Non-Officers Plan; (viii) no shares of Company Common Stock

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

were subject to issuance pursuant to outstanding options to purchase Company Common Stock under the 2000 Stock Option Plan; and (ix) 1,798 shares of Company Common Stock were subject to issuance pursuant to outstanding options to purchase Company Common Stock under the Calera Plan. As of the date hereof, no shares of Company Preferred Stock were issued or outstanding and 100,000 shares of Company Preferred Stock were reserved for issuance under the Company Rights Plan. Section 2.3(a) of the Company Schedule sets forth the following information with respect to each Company Stock Option (as defined in Section 5.9) outstanding as of the date of this Agreement: (i) the name and address of the optionee; (ii) the particular plan pursuant to which such Company Stock Option was granted; (iii) the number of shares of Company Common Stock subject to such Company Stock Option; (iv) the exercise price of such Company Stock Option; (v) the date on which such Company Stock Option was granted; (vi) the applicable vesting schedule; (vii) the date on which such Company Stock Option expires; and (viii) whether the exercisability of such option will be accelerated in any way by the transactions contemplated by this Agreement, and indicates the extent of acceleration. Company has made available to Parent accurate and complete copies of all stock option plans pursuant to which Company has granted such Company Stock Options that are currently outstanding and the form of all stock option agreements evidencing such Company Stock Options. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable. There are no commitments or agreements of any character to which Company is bound obligating Company to accelerate the vesting of any Company Stock Option as a result of the Merger. All outstanding shares of Company Common Stock, all outstanding Company Stock Options, and all outstanding shares of capital stock of each subsidiary of Company have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements (as defined below) and (ii) all requirements set forth in applicable contracts. For the purposes of this Agreement, "Legal Requirements" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issues, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined below).

     (b) Except for securities Company owns free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, infringements, interferences, options, right of first refusals, preemptive rights, community property interests or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) directly or indirectly through one or more subsidiaries, and except for shares of capital stock or other similar ownership interests of subsidiaries of Company that are owned by certain nominee equity holders as required by the applicable law of the jurisdiction of organization of such subsidiaries (which shares or other interests do not materially affect Company's control of such subsidiaries), as of the date of this Agreement, there are no equity securities, partnership interests or similar ownership interests of any class of equity security of any subsidiary of Company, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Section 2.3(a) hereof, as of the date of this Agreement, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Company or any of its subsidiaries is a party or by which it is bound obligating Company or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Company or any of its subsidiaries or obligating Company or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option,

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warrant, equity security, call, right, commitment or agreement. As of the date of this Agreement, except as contemplated by this Agreement and except for the Company Rights Plan, there are no registration rights and there is, with the additional exception of the Company Voting Agreements, no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which Company or any of its subsidiaries is a party or by which they are bound with respect to any equity security of any class of Company or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

     (c) Notwithstanding Section 2 of the Nonsolicitation and Standstill Agreement dated as of December 23, 1999 by and between Parent and Company (the "Standstill Agreement"), the execution and delivery of this Agreement and the performance and consummation of the transactions contemplated hereby do not constitute a breach of such agreement.

     2.4 Authority Relative to this Agreement. Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to obtaining the approval of the stockholders of Company of the Merger, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Company and the consummation by Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Company and no other corporate proceedings on the part of Company are necessary to authorize this Agreement or to consummate the transactions so contemplated (other than, with respect to the Merger, the adoption of this Agreement by holders of a majority of the outstanding shares of Company Common Stock in accordance with Delaware Law and the Company Charter Documents). This Agreement has been duly and validly executed and delivered by Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes the legal and binding obligation of Company, enforceable against Company in accordance with its terms except as enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and similar laws, both state and federal, affecting the enforcement of creditors' rights or remedies in general as from time to time in effect or (ii) the exercise by courts of equity powers.

     2.5  No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by Company does not, and the performance of this Agreement by Company shall not, (i) conflict with or violate the Company Charter Documents or equivalent organizational documents of any of Company's subsidiaries, (ii) subject to obtaining the approval of Company's stockholders of the adoption of this Agreement and compliance with the requirements set forth in Section 2.5(c) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Company or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or materially impair Company's or any of its subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a material lien or material encumbrance on any of the properties or assets of Company or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or its or any of their respective properties is bound or affected.

     (b) Section 2.5(b) of the Company Schedule lists all consents, waivers and approvals under any of Company's or any of its subsidiaries' agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate not obtained, would result in a material loss of benefits to Company, Parent or the Surviving Corporation as a result of the Merger.

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     (c) The execution and delivery of this Agreement by Company does not, and the performance of this Agreement by Company shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a "Governmental Entity"), except (A) for applicable requirements, if any, of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities laws ("Blue Sky Laws"), the pre-merger notification requirements of foreign Governmental Entities, the rules and regulations of Nasdaq, and the filing and recordation of the certificate of Merger as required by Delaware Law and (B) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not be material to Company or Parent or have a material adverse effect on the parties hereto, prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

     2.6  Compliance; Permits.

     (a) Neither Company nor any of its subsidiaries is in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to Company or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or its or any of their respective properties is bound or affected, except for any conflicts, defaults or violations that (individually or in the aggregate) would not cause Company to lose any material benefit or incur any material liability. As of the date hereof and, except as a result of the transactions contemplated by the Agreement, after the date hereof no investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of Company, threatened against Company or its subsidiaries, nor has any governmental or regulatory body or authority indicated an intention to conduct the same, other than, in each such case, those the outcome of which could not, individually or in the aggregate, reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Company or any of its subsidiaries, any acquisition of material property by Company or any of its subsidiaries or the conduct of business by Company.

     (b) Company and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are material to operation of the business of Company and its subsidiaries taken as a whole (collectively, the "Company Permits"). Company and its subsidiaries are in compliance in all material respects with the terms of the Company Permits.

     2.7  SEC Filings; Financial Statements.

     (a) Company has made available to Parent a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Company with the Securities and Exchange SEC ("SEC") since January 1, 1999 (the "Company SEC Reports"), which are all the forms, reports and documents required to be filed by Company with the SEC since January 1, 1999. The Company SEC Reports (A) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (B) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Company's subsidiaries is required to file any reports or other documents with the SEC.

     (b) Each set of consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports was prepared in accordance with generally accepted

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accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain certain footnotes as permitted by Form 10-Q of the Exchange Act) and each fairly presents the consolidated financial position of Company and its subsidiaries at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to be material in amount. The balance sheet of Company contained in the Company SEC Report as of September 30, 1999 is hereinafter referred to as the "Company Balance Sheet."

     (c) Company has previously furnished to Parent a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Company with the SEC pursuant to the Securities Act or the Exchange Act.

     (d) As of the date hereof, the Company has cash and cash equivalents which are readily marketable of at least $48 million.

     2.8 No Undisclosed Liabilities. Neither Company nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Company and its subsidiaries taken as a whole, except (i) liabilities provided for in the Company Balance Sheet or (ii) liabilities incurred since September 30, 1999 in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Company and its subsidiaries taken as a whole.

     2.9 Absence of Certain Changes or Events. Between September 30, 1999 and the date of this Agreement, there has not been: (i) any Material Adverse Effect on Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Company's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by Company of any of Company's capital stock or any other securities of Company or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any split, combination or reclassification of any of Company's or any of its subsidiaries' capital stock, (iv) any granting by Company or any of its subsidiaries of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Company or any of its subsidiaries of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Company or any of its subsidiaries of any increase in severance or termination pay or any entry by Company or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Company of the nature contemplated hereby, (v) entry by Company or any of its subsidiaries into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property (as defined in Section 2.19) other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by Company with the SEC, (vi) any material change by Company in its accounting methods, principles or practices, except as required by changes in GAAP or the rules and regulations promulgated by the SEC, or (vii) any revaluation by Company of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable.

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     2.10  Absence of Litigation. There are no claims, suits, actions or proceedings pending or, to the knowledge of Company, threatened against, Company or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to be material to Company. No Governmental Entity has at any time challenged or questioned in a writing delivered to Company the legal right of Company to design, manufacture, offer or sell any of its products or services in the present manner or style thereof. As of the date hereof, to the knowledge of Company, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that would reasonably be expected to, cause or provide a bona fide basis for a director or executive officer of Company to seek indemnification from Company.

     2.11  Employee Benefit Plans.

     (a) All employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document and including, without limitation, all "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) covering any active or former employee, director or consultant of Company, any subsidiary of Company or any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with Company within the meaning of Section 414 of the Code (an "Affiliate"), or with respect to which Company has or may in the future have liability, are listed in Section 2.11(a) of the Company Schedule (the "Plans"). Company has provided to Parent: (i) correct and complete copies of all documents embodying each Plan including (without limitation) all amendments thereto, all related trust documents, and all material written agreements and contracts relating to each such Plan; (ii) the three (3) most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Plan; (iii) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Plan; (iv) all IRS determination, opinion, notification and advisory letters with respect to each applicable plan;
(v) all material correspondence to or from any governmental agency between January 1, 1998 and the date of this Agreement relating to any Plan; (vi) all COBRA forms and related notices and (vii) all discrimination tests for each Plan for the most recent three (3) plan years.

     (b) Each Plan has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations (foreign or domestic), including but not limited to ERISA and the Code, which are applicable to such Plans. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought, or to the knowledge of Company is threatened, against or with respect to any such Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of Company, threatened by the Internal Revenue Service (the "IRS") or Department of Labor (the "DOL") with respect to any Plans. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued. Section 2.11(b) of the Company Schedule includes a listing of the accrued vacation liability of Company as of December 31, 1999. Any Plan intended to be qualified under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code (i) has either obtained a favorable determination, notification, advisory and/or opinion letter, as applicable, as to its qualified status from the IRS or still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such letter and to make any amendments necessary to obtain a favorable determination, and (ii) incorporates or has been amended to incorporate all provisions required to comply with the Tax Reform Act of 1986 and subsequent legislation. Company

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

does not have any plan or commitment to establish any new Plan, to modify any Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to enter into any new Plan. Each Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Parent, Company or any of its Affiliates (other than ordinary administration expenses and expenses for benefits accrued but not yet paid).

     (c) Neither Company, any of its subsidiaries, nor any of their Affiliates has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code and at no time has Company contributed to or been requested to contribute to any "multiemployer plan," as such term is defined in ERISA. Neither Company, any of its subsidiaries, nor any officer or director of Company or any of its subsidiaries is subject to any liability or penalty under Section 4975 through 4980B of the Code or Title I of ERISA. No "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Plan.

     (d) Neither Company, any of its subsidiaries, nor any of their Affiliates has, prior to the Effective Time and in any material respect, violated any of the health continuation requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, the requirements of the Family Medical Leave Act of 1993, as amended, or any similar provisions of state law applicable to Company employees. None of the Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable law, and neither Company nor any of its subsidiaries has represented, promised or contracted (whether in oral or written form) to provide such retiree benefits to any employee, former employee, director, consultant or other person, except to the extent required by statute.

     (e) Neither Company nor any of its subsidiaries is bound by or subject to (and none of its respective assets or properties is bound by or subject to) any arrangement with any labor union. No employee of Company or any of its subsidiaries is represented by any labor union or covered by any collective bargaining agreement and, to the knowledge of Company, no campaign to establish such representation is in progress. There is no pending or, to the knowledge of Company, threatened labor dispute involving Company or any of its subsidiaries and any group of its employees nor has Company or any of its subsidiaries experienced any labor interruptions over the past three (3) years, and Company and its subsidiaries consider their relationships with their employees to be good. Company is in compliance in all material respects with all applicable material foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours.

     (f) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of Company or any of its subsidiaries under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

     (g) Each International Employee Plan (as defined below) has been established, maintained and administered in compliance in all material respects with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory laws that are applicable to such International Employee Plan. Furthermore, no International Employee Plan has unfunded liabilities that, as of the Effective Time, will not be offset by insurance or fully accrued. Except as required by law, no condition exists that would prevent Company or Parent from terminating or amending any

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International Employee Plan at any time for any reason. For purposes of this
Section "International Employee Plan" shall mean each Plan that has been adopted or maintained by the Company or any of its subsidiaries, whether informally or formally, for the benefit of current or former employees of the Company or any of its subsidiaries outside the United States.

     (h)(i) There are no controversies pending or, to the knowledge of Company, threatened, between Company or any of its subsidiaries and any of their respective employees; (ii) as of the date of this Agreement, neither Company nor any of its subsidiaries has any knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of Company or any of its subsidiaries.

     2.12 Registration Statement; Proxy Statement. None of the information supplied or to be supplied by Company for inclusion or incorporation by reference in (i) the registration statement on Form S-4 to be filed with the SEC by Parent in connection with the issuance of the Parent Common Stock in or as a result of the Merger (the "S-4") will, at the time the S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (ii) the proxy statement/prospectus to be filed with the SEC by Company pursuant to Section 5.1(a) hereof (the "Proxy Statement/ Prospectus") will, at the dates mailed to the stockholders of Company and Parent, at the time of the Company Stockholders' Meeting (as defined below) and at the time of the Parent Stockholders' Meeting (as defined below) in connection with the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/Prospectus will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any written information supplied or to be supplied by Parent or Merger Sub which with Parent's consent is or will be contained in any of the foregoing documents.

     2.13 Restrictions on Business Activities. There is no agreement, commitment, judgment, injunction, order or decree binding upon Company or its subsidiaries or to which Company or any of its subsidiaries is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Company or any of its subsidiaries, any acquisition of property by Company or any of its subsidiaries or the conduct of business by Company or any of its subsidiaries as currently conducted.

     2.14 Title to Property. Neither Company nor any of its subsidiaries owns any material real property. Company and each of its subsidiaries has good and valid title to all of their material properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable, liens reflected on the Company's Balance Sheet, and such liens or other imperfections of title, if any, as do not materially detract from the value of or materially interfere with the present use of the property affected thereby; and all leases pursuant to which Company or any of its subsidiaries lease from others material real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default (or any event which with notice or lapse of time, or both, would constitute a material default and in respect of which Company or subsidiary has not taken adequate steps to prevent such default from occurring). All the plants, structures and equipment of Company and its subsidiaries, except such as may be under construction, are in good operating condition and repair, in all material respects, normal wear and tear excepted.

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     2.15  Taxes.

     (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or "Taxes" refers to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

     (b) Tax Returns and Audits.

          (i) Company and each of its subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports ("Returns") relating to Taxes required to be filed by the Company and each of its subsidiaries with any Tax authority, except such Returns which are not material to the Company. The Company and each of its subsidiaries have timely paid all Taxes shown to be due on such Returns. All such Returns were correct and complete in all material respects and have been completed in accordance with applicable law.

          (ii) Company and each of its subsidiaries as of the Effective Time will have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to the Federal Insurance Contribution Act ("FICA"), Taxes pursuant to the Federal Unemployment Tax Act ("FUTA") and other Taxes required to be withheld and have timely paid over to the proper governmental authorities all amounts required to be withheld and paid over under all applicable laws.

          (iii) Neither Company nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Company or any of its subsidiaries, nor has Company or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

          (iv) No audit or other examination of any Return of Company or any of its subsidiaries by any Tax authority is presently in progress, nor has Company or any of its subsidiaries been notified of any request for such an audit or other examination.

          (v) No adjustment relating to any Returns filed by Company or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to Company or any of its subsidiaries or any representative thereof.

          (vi) Neither Company nor any of its subsidiaries has any liability for any unpaid Taxes which has not been accrued for or reserved on the Company Balance Sheet in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid Taxes that may have accrued since September 30, 1999 in connection with the operation of the business of the Company and its subsidiaries in the ordinary course.

          (vii) There is no contract, agreement, plan or arrangement to which the Company or any of its subsidiaries is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Company or any of its subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which the Company is a party or by which it is bound as of the date of this Agreement to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

          (viii) Neither the Company nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have
     Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Company or any of its subsidiaries.

          (ix) There are no liens on the assets of Company relating to or attributable to Taxes other than liens for Taxes not yet due and payable. Company has no knowledge of any basis on which it is reasonable to anticipate the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any material lien on the assets of Company.

          (x) Neither Company nor any of its subsidiaries is party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement. Company has (a) never been a member of an affiliated group (within the meaning of Code sec. 1504(a)) filing a consolidated federal income Tax Return (other than a group the common parent of which was Company) and (b) no liability for the Taxes of any person (other than Company or any of its Subsidiaries) under Treas. Reg. sec. 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

          (xi) None of Company's or its subsidiaries' assets are tax exempt use property within the meaning of Section 168(h) of the Code.

          (xii) Except as may be required as a result of the Merger, Company and its subsidiaries have not been and will not be required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 or Section 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Closing.

          (xiii) Part 2.14 of the Company Schedules lists (A) any foreign Tax holidays, (B) any intercompany transfer pricing agreements, or other arrangements that have been established by the Company or any of its subsidiaries with any Tax authority and (C) any expatriate programs or policies affecting the Company or any of its subsidiaries in each case under clause '(A)," "(B)" or "(C)" in effect as of the date of this Agreement.

          (xiv) Company is not, and has not been at any time, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

     2.16 Environmental Matters. Company and each of its subsidiaries (i) have obtained all applicable permits, licenses and other authorizations that are required to be obtained by Company and its subsidiaries under Environmental Laws (as defined below); (ii) are in compliance in all material respects with all terms and conditions of such required permits, licenses and authorizations, and also is in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; (iii) are not aware of and have not received notice of any event, condition, circumstance, activity, practice, incident, action or plan that is reasonably likely to materially interfere with or prevent continued compliance or that would give rise to any material common law or statutory liability, or otherwise form the basis of any Environmental Claim (as defined below) with respect to Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim Company has retained or assumed either contractually or by operation of law; (iv) have not disposed of, released, discharged or emitted any Hazardous Materials (as defined below) into the soil or groundwater at any properties owned or leased at any time by Company or any of its subsidiaries, or at any other property, or exposed any employee or other individual to any Hazardous Materials or condition in such a manner as would result in any material liability or result in any material corrective or remedial action obligation; and (v) have taken all

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material actions necessary under Environmental Laws to register any products or materials required to be registered by Company and its subsidiaries (or any of their agents) thereunder. No Hazardous Materials are present in, on or under (or, to the knowledge of Company, in the vicinity of) any properties owned, leased or used at any time (including both land and improvements thereon) by Company or any of its subsidiaries so as to give rise to any material liability or material corrective or remedial obligation of Company under any Environmental Laws. For the purposes of this Section 2.16, the terms below shall have the following definitions:

          "ENVIRONMENTAL CLAIM" means any notice, claim, act, cause of action or investigation by any person alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence, or release into the environment, of any Hazardous Materials or
     (ii) any violation, or alleged violation, of any Environmental Laws.

          "ENVIRONMENTAL LAWS" means all federal, state, local and foreign laws and regulations relating to pollution or the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

          "HAZARDOUS MATERIALS" means chemicals, pollutants, contaminants, wastes, toxic substances, radioactive and biological materials, asbestos-containing materials (ACM), hazardous substances, petroleum and petroleum products or any fraction thereof, excluding, however, Hazardous Materials contained in products typically used for office and janitorial purposes properly and safely maintained in accordance with Environmental Laws.

     2.17 Brokers' and Finders' Fees. Except for fees payable to Bear, Stearns & Co. Inc. pursuant to an engagement letter dated September 9, 1999, a copy of which has been provided to Parent, Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     2.18 Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:

          "INTELLECTUAL PROPERTY" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefor throughout the world; (v) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world;
     (vi) all databases and data collections and all rights therein throughout the world; (vii) all moral and economic rights of authors and inventors, however denominated, throughout the world, and (viii) any similar or equivalent rights to any of the foregoing anywhere in the world.

          "COMPANY INTELLECTUAL PROPERTY" shall mean any Intellectual Property that is owned by, or exclusively licensed to, Company.

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

          "REGISTERED INTELLECTUAL PROPERTY" means all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; and (iv) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any state, government or other public legal authority.

          "COMPANY REGISTERED INTELLECTUAL PROPERTY" means all of the Registered Intellectual Property owned by, or filed in the name of, the Company or any of its subsidiaries.

          (a) Section 2.18(a) of the Company Schedule is a complete and accurate list of all Company Registered Intellectual Property in existence as of the date of this Agreement and specifies, where applicable, the jurisdictions in which each such item of Company Registered Intellectual Property has been issued or registered.

          (b) No material Company Intellectual Property or product or service of Company or any of its subsidiaries is subject to any proceeding or outstanding decree, order, judgment or stipulation restricting in any manner the use, transfer, or licensing thereof by Company or any of its subsidiaries, or which may reasonably be expected to affect the validity, use or enforceability of such Company Intellectual Property.

          (c) Each material item of Company Registered Intellectual Property is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such Company Registered Intellectual Property have been made and all necessary documents, recordations and certificates in connection with such Company Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered Intellectual Property.

          (d) Company owns and has good and exclusive title to, or has a license (sufficient for the conduct of its business as currently conducted to, each material item of Company Intellectual Property or other Intellectual Property used by the Company free and clear of any lien or encumbrance (excluding licenses and related restrictions); and Company is the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of Company and its subsidiaries, including the sale of any products or the provision of any services by Company and its subsidiaries.

          (e) Company owns exclusively, and has good title to, all copyrighted works that are Company products or which Company or any of its subsidiaries otherwise expressly purports to own.

          (f) To the extent that any material Intellectual Property has been developed or created by a third party for Company or any of its subsidiaries, Company has a written agreement with such third party with respect thereto and Company either (i) has obtained ownership of, and is the exclusive owner of, or (ii) has obtained a license (sufficient for the conduct of its business as currently conducted) to all such third party's Intellectual Property in such work, material or invention, to the fullest extent it is legally possible to do so.

          (g) Neither Company nor any of its subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is material to the business of Company as currently conducted, to any third party.

          (h) Section 2.18(h) of the Company Schedule lists all material contracts, licenses and agreements to which Company or any of its subsidiaries is a party as of the date of this

                                      A-18
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     Agreement (i) with respect to Company Intellectual Property licensed or transferred to any third party (other than end-user licenses in the ordinary course); or (ii) pursuant to which a third party has licensed or transferred any material Intellectual Property to Company or any of its subsidiaries.

          (i) All contracts, licenses and agreements relating to Company Intellectual Property are in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination or suspension of such contracts, licenses and agreements. Each of Company and its subsidiaries is in material compliance with, and is not in material breach of any term of any such contracts, licenses and agreements and, to the knowledge of Company, all other parties to such contracts, licenses and agreements are in compliance with, and are not in material breach of any term of, such contracts, licenses and agreements.

          (j) To the knowledge of Company, the operation of the business of Company and its subsidiaries as such business currently is conducted, including Company's and its subsidiaries' design, development, manufacture, marketing and sale of the products or services of Company and its subsidiaries (including products currently under development) has not, does not and will not infringe any patent issued as of the date of this Agreement or infringe or misappropriate any other Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction.

          (k) Neither Company nor any of its subsidiaries has received written notice from any third party that the operation of the business of Company or any of its subsidiaries or any act, product or service of Company or any of its subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

          (l) To the knowledge of Company, no person has or is infringing or misappropriating any Company Intellectual Property.

          (m) Company and each of its subsidiaries has taken reasonable steps to protect Company's and its subsidiaries' rights in Company's confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Company or any of its subsidiaries, and, without limiting the foregoing, each of Company and its subsidiaries has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to Parent and all current and former employees and contractors of Company and any of its subsidiaries have executed such an agreement, except where the failure to do so is not reasonably expected to be material to Company.

     2.19 Year 2000 Compliance. Company's products and internal systems have been designed to ensure date and time entry recognition, calculations that accommodate same century and multi-century formulas and date values, leap year recognition and calculations, and date data interface values that reflect the century. Company's products and internal systems manage and manipulate data involving dates and times, including single century formulas and multi-century formulas, and do not cause an abnormal ending scenario within the application or generate incorrect values or invalid results involving such dates.

     2.20 Agreements, Contracts and Commitments. As of the date of this Agreement, neither Company nor any of its subsidiaries is a party to or is bound by:

          (a) any employment or consulting agreement, contract or commitment with any officer or director or higher level employee or member of Company's Board of Directors, other than those

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     that are terminable by Company or any of its subsidiaries on no more than thirty (30) days' notice without liability or financial obligation to Company;

          (b) any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

          (c) any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale or license of products in the ordinary course of business;

          (d) any agreement, contract or commitment containing any covenant that materially limits the right of Company or any of its subsidiaries to engage in any line of business or to compete with any person or granting any exclusive distribution rights;

          (e) any agreement, contract or commitment currently in force relating to the disposition or acquisition by Company or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Company has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than Company's subsidiaries;

          (f) any dealer, distributor, joint marketing or development agreement currently in force under which Company or any of its subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of ninety (90) days or less, or any material agreement pursuant to which Company or any of its subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by Company or any of its subsidiaries and which may not be canceled without penalty upon notice of ninety (90) days or less;

          (g) any agreement, contract or commitment currently in force to provide source code to any third party for any product or technology that is material to Company and its subsidiaries taken as a whole;

          (h) any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any Company product, service or technology or any agreement, contract or commitment currently in force to sell or distribute any Company products, service or technology except agreements with distributors, resellers or sales representative in the normal course of business cancelable without penalty upon notice of ninety (90) days or less and substantially in the form previously provided to Parent;

          (i) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit;

          (j) any settlement agreement entered into within two (2) years prior to the date of this Agreement; or

          (k) any other agreement or commitment requiring an expenditure by Company in excess of $250,000 or more individually or $1,500,000 in the aggregate.

     Neither Company nor any of its subsidiaries, nor to Company's knowledge any other party to a Company Contract (as defined below), is in breach, violation or default under, and neither Company nor any of its subsidiaries has received written notice that it is in breach, violation or default or has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which Company or any of its subsidiaries is a party or by

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which it is bound that are required to be disclosed in the Company Schedule (any such agreement, contract or commitment, a "Company Contract") in such a manner as would permit any other party to cancel or terminate any such Company
Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

     2.21  Company Rights Agreement. The Company Rights Plan has been amended to
(i) render the Company Rights Plan inapplicable to the Merger and the other transactions contemplated by this Agreement and the Company Voting/Affiliate Agreements, (ii) ensure that (x) neither Parent nor Merger Sub nor any of their affiliates shall be deemed to have become an Acquiring Person (as defined in the Company Rights Plan) pursuant to the Company Rights Plan solely by virtue of the execution of the Transaction Documents (as defined in Section 2.25) or the consummation of the transactions contemplated hereby or thereby and (y) a Distribution Date (as such term is defined in the Company Rights Plan) or similar event does not occur by reason of the execution of the Transaction Documents, the consummation of the Merger, or the consummation of the other transactions, contemplated hereby and thereby, (iii) provide that the exercise of rights under the Company Rights Plan shall expire immediately prior to the Effective Time, and (iv) that such amendment may not be further amended by the Company without the prior consent of Parent in its sole discretion.

     2.22 Insurance. Company maintains insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of Company and its subsidiaries (collectively, the "Insurance Policies") which are of the type and in amounts customarily carried by persons conducting businesses similar to those of Company and its subsidiaries. There is no material claim by Company or any of its subsidiaries pending under any of the material Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

     2.23 Opinion of Financial Advisor. Company has been advised in writing by Bear, Stearns & Co. Inc., its financial advisor, that in its opinion, as of the date of this Agreement, the consideration to be received for each share of Company Common Stock pursuant to the Merger is fair to the stockholders of Company from a financial point of view and has delivered to Parent a copy of such opinion.

     2.24 Board Approval. The Board of Directors of Company has, as of the date of this Agreement unanimously (i) approved, subject to stockholder approval, this Agreement and the transactions contemplated hereby, (ii) determined that the Merger is in the best interests of the stockholders of Company and is on terms that are fair to such stockholders and (iii) determined to recommend that the stockholders of Company adopt this Agreement.

     2.25 State Takeover Statutes. The Board of Directors of Company has approved the Merger, this Agreement and the Company Voting/Affiliate Agreements (this Agreement and the Company Voting/Affiliate Agreements hereinafter referred to collectively as the "Transaction Documents"), and such approval is sufficient to render inapplicable to the Merger, the Transaction Documents and the transactions contemplated by the Transactions Documents, the provisions of
Section 203 of the Delaware Law to the extent, if any, such section is applicable to the Merger, the Transaction Documents and the transactions contemplated by the Transaction Documents. No other state takeover statute or similar statute or regulation applies to or purports to apply to the Merger, the Transaction Documents or the transactions contemplated by the Transaction Documents.

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                                  ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     As of the date hereof and as of the Closing Date, Parent and Merger Sub represent and warrant to Company, subject to such exceptions as are specifically disclosed in writing in the disclosure letter supplied by Parent to Company dated as of the date hereof and certified by a duly authorized officer of Parent which disclosure shall provide an exception to or otherwise qualify the representations or warranties of Parent specifically referenced in such disclosure and such other representations and warranties to the extent such disclosure reasonably appears to be appropriate to such other representations and warranties (the "Parent Schedule"), as follows:

     3.1  Organization and Qualification; Subsidiaries.

     (a) Each of Parent and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of Parent and its subsidiaries is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being conducted, except where the failure to have such Approvals would not, individually or in the aggregate, be material to Parent. Each of Parent and its subsidiaries is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, be material to Parent.

     (b) Parent has no subsidiaries except for the corporations identified in
Section 3.1(b) of the Parent Schedule. Neither Parent nor any of its subsidiaries has agreed nor is obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, under which it is or may become obligated to make any investment in or capital contribution to any other entity. Parent does not directly or indirectly own any equity or similar interest in or any interest convertible, exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity.

     3.2 Certificate of Incorporation and Bylaws. Parent has previously furnished to Company a complete and correct copy of its certificate of incorporation and Bylaws as amended to date. Such Parent charter documents ("Parent Charter Documents") and equivalent organizational documents of each of its subsidiaries are in full force and effect. Parent is not in violation of any of the provisions of the Parent Charter Documents, and no subsidiary of Parent is in violation of any of its equivalent organizational documents.

     3.3  Capitalization.

     (a) The authorized capital stock of Parent consists of (i) 50,000,000 shares of Parent Common Stock, par value $.001 per share, and (ii) 20,000,000 shares of Preferred Stock, par value $.001 per share ("Parent Preferred Stock"). At the close of business on January 13, 1999, (i) 26,695,511 shares of Parent Common Stock were issued and outstanding, (ii) no shares of Parent Common Stock were held in treasury by Parent or by subsidiaries of Parent, (iii) 3,562,238 shares of Parent Preferred Stock were issued and outstanding, (iv) 541,645 shares of Parent Common Stock were reserved for future issuance pursuant to Parent's employee stock purchase plan, and (v) 3,962,720 shares of Parent Common Stock were subject to issuance upon the exercise of outstanding options

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

("Parent Options") to purchase Parent Common Stock. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall, and the shares of Parent Common Stock to be issued pursuant to the Merger will be, duly authorized, validly issued, fully paid and nonassessable. All of the outstanding shares of capital stock (other than directors' qualifying shares) of each of Parent's subsidiaries is duly authorized, validly issued, fully paid and nonassessable and all such shares (other than directors' qualifying shares) are owned by Parent or another subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations in Parent's voting rights, charges or other encumbrances of any nature whatsoever. The authorized capital stock of Merger Sub consists of 1,000 shares of Common Stock, par value $.001 per share, all of which are issued and outstanding as of the date hereof. All outstanding shares of Parent Common Stock and Parent Preferred Stock, all outstanding Parent Options, and all outstanding shares of capital stock of each subsidiary of Parent have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in applicable contracts. There are no commitments or agreements of any character to which Parent is bound obligating Parent to accelerate the vesting of any Parent Option as a result of the Merger.

     (b) Except for securities Parent owns free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, infringements, interferences, options, right of first refusals, preemptive rights, community property interests or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) directly or indirectly through one or more subsidiaries, and except for shares of capital stock or other similar ownership interests of subsidiaries of Parent that are owned by certain nominee equity holders as required by the applicable law of the jurisdiction of organization of such subsidiaries (which shares or other interests do not materially affect Parent's control of such subsidiaries), as of the date of this Agreement, there are no equity securities, partnership interests or similar ownership interests of any class of equity security of any subsidiary of Parent, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Section 3.3(a) hereof, as of the date of this Agreement, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Parent or any of its subsidiaries is a party or by which it is bound obligating Parent or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Parent or any of its subsidiaries or obligating Parent or any of its subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. As of the date of this Agreement, except as contemplated by this Agreement, there are no registration rights and there is, except for the Parent Voting Agreements, no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which Parent or any of its subsidiaries is a party or by which they are bound with respect to any equity security of any class of Parent or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its subsidiaries.

     3.4 Authority Relative to this Agreement. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to obtaining the approval of the stockholders of Parent, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub and no other corporate proceedings on the part of

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

Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions so contemplated (other than the approval by the stockholders of Parent of the issuance of shares of Parent Common Stock pursuant to the Merger). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by Company, constitutes the legal and binding obligation of Parent and Merger Sub, enforceable against them in accordance with its terms except as enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and similar laws, both state and federal, affecting the enforcement of creditors' rights or remedies in general as from time to time in effect or (ii) the exercise by courts of equity powers.

     3.5  No Conflict; Required Filings and Consents.

     (a) The execution and delivery of this Agreement by Parent and Merger Sub does not, and the performance of this Agreement by Parent and Merger Sub shall not, (i) conflict with or violate the certificate of incorporation, Bylaws or equivalent organizational documents of Parent, Merger Sub or any of their subsidiaries, (ii) subject to obtaining the approval of Parent's stockholders and compliance with the requirements set forth in Section 3.5(b) below, conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which it or their respective properties are bound or affected, or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or materially impair Parent's or any such subsidiary's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a material lien or material encumbrance on any of the properties or assets of Parent or any of its subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or its or any of their respective properties are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect could not in the case of clauses (ii) or
(iii) individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

     (b) The execution and delivery of this Agreement by Parent does not, and the performance of this Agreement by Parent shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (A) for applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, the pre-merger notification requirements of foreign Governmental Entities, the rules and regulations of Nasdaq, and the filing and recordation of the certificate of Merger as required by Delaware Law and (B) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not be material to the Company or Parent or have a material adverse effect on the parties hereto, prevent consummation of the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

     3.6 Compliance; Permits.

     (a) Neither Parent nor any of its subsidiaries is in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to Parent or any of its subsidiaries or by which its or any of their respective properties is bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries or its or any of their respective properties is bound or affected, except for any conflicts, defaults or violations that (individually or in the aggregate) would not cause Parent to lose any material benefit or incur any material liability. No investigation or review by any governmental or regulatory body or authority is pending or, to the knowledge of Parent, threatened against Parent or

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its subsidiaries, nor has any governmental or regulatory body or authority indicated an intention to conduct the same, other than, in each such case, those the outcome of which could not, individually or in the aggregate, reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or any of its subsidiaries, any acquisition of material property by Parent or any of its subsidiaries or the conduct of business by Parent.

     (b) Parent and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from governmental authorities which are material to operation of the business of Parent and its subsidiaries taken as a whole (collectively, the "Parent Permits"). Parent and its subsidiaries are in compliance in all material respects with the terms of the Parent Permits.

     3.7 SEC Filings.

     (a) Parent has made available to Company a correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Parent with the SEC on or after January 1, 1999 and prior to the date of this Agreement (the "Parent SEC Reports"), which are all the forms, reports and documents required to be filed by Parent with the SEC since January 1, 1999. The Parent SEC Reports (A) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (B) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of Parent's subsidiaries is required to file any reports or other documents with the SEC.

     (b) Each set of consolidated financial statements (including, in each case, any related notes thereto) contained in Parent SEC Reports was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act) and each fairly presented the consolidated financial position of Parent and its subsidiaries at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain certain footnotes and were or are subject to normal adjustments which were not or are not expected to be material in amount. The balance sheet of the Parent contained in the Parent SEC Report as of September 30, 1999 is hereinafter referred to as the "Parent Balance Sheet."

     (c) Parent has heretofore furnished to the Company a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Parent with the SEC pursuant to the Securities Act or the Exchange Act.

     3.8 No Undisclosed Liabilities. Neither Parent nor any of its subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature require to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent and its subsidiaries taken as a whole, except (i) liabilities provided for in Parent's balance sheet as of September 30, 1999 or (ii) liabilities incurred since September 30, 1999 in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Parent and its subsidiaries, taken as a whole.

     3.9  Employee Benefit Plans.

     (a) Each employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document and including,

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without limitation, all "employee benefit plans" within the meaning of Section
3(3) of ERISA and covering any active or former employee, director or consultant of Company, any subsidiary of Company or any trade or business (whether or not incorporated) which is an "Affiliate" of Parent, or with respect to which Company has or may in the future have liability. Each "Parent Plan" has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations (foreign or domestic), including but not limited to ERISA and the Code, which are applicable to such Parent Plans. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Parent Plan activities) has been brought, or to the knowledge of Parent is threatened, against or with respect to any such Parent Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of Parent, threatened by IRS or DOL with respect to any Parent Plans. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Parent Plans have been timely made or accrued. Any Parent Plan intended to be qualified under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code (i) has either obtained a favorable determination, notification, advisory and/or opinion letter, as applicable, as to its qualified status from the IRS or still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such letter and to make any amendments necessary to obtain a favorable determination, and (ii) incorporates or has been amended to incorporate all provisions required to comply with the Tax Reform Act of 1986 and subsequent legislation. Parent does not have any plan or commitment to establish any new Parent Plan, to modify any Parent Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to enter into any new Parent Plan.

     (b) Neither Parent, any of its subsidiaries, nor any of their Affiliates has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code and at no time has Parent contributed to or been requested to contribute to any "multiemployer plan," as such term is defined in ERISA. Neither Parent, any of its subsidiaries, nor any officer or director of Parent or any of its subsidiaries is subject to any liability or penalty under Section 4975 through 4980B of the Code or Title I of ERISA. No "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Parent Plan.

     (c) Neither Parent, any of its subsidiaries, nor any of their Affiliates has, prior to the Effective Time and in any material respect, violated any of the health continuation requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, the requirements of the Family Medical Leave Act of 1993, as amended, or any similar provisions of state law applicable to Parent employees. None of the Parent Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable law, and neither Parent nor any of its subsidiaries has represented, promised or contracted (whether in oral or written form) to provide such retiree benefits to any employee, former employee, director, consultant or other person, except to the extent required by statute.

     (d) Neither Parent nor any of its subsidiaries is bound by or subject to (and none of its respective assets or properties is bound by or subject to) any arrangement with any labor union. No employee of Parent or any of its subsidiaries is represented by any labor union or covered by any collective bargaining agreement and, to the knowledge of Parent, no campaign to establish such representation is in progress. There is no pending or, to the knowledge of Parent, threatened labor dispute involving Parent or any of its subsidiaries and any group of its employees nor has Parent or any of its subsidiaries experienced any labor interruptions over the past three (3) years, and Parent and its subsidiaries consider their relationships with their employees to be good. Parent is in compliance in all material respects with all applicable material foreign, federal, state and local laws,

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rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours.

     (e) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of Parent or any of its subsidiaries under any Parent Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Parent Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

     (f) Each Parent International Employee Plan (as defined below) has been established, maintained and administered in compliance in all material respects with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory laws that are applicable to such Parent International Employee Plan. Furthermore, no Parent International Employee Plan has unfunded liabilities that, as of the Effective Time, will not be offset by insurance or fully accrued. Except as required by law, no condition exists that would prevent Parent or Parent from terminating or amending any International Employee Plan at any time for any reason. For purposes of this Section "Parent International Employee Plan" shall mean each Parent Plan that has been adopted or maintained by Parent or any of its subsidiaries, whether informally or formally, for the benefit of current or former employees of Parent or any of its subsidiaries outside the United States.

     (g)(i) There are no controversies pending or, to the knowledge of Parent, threatened, between Parent or any of its subsidiaries and any of their respective employees; (ii) as of the date of this Agreement, neither Parent nor any of its subsidiaries has any knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of Parent or any of its subsidiaries.

     3.10 Registration Statement; Proxy Statement. None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in (i) the S-4 will, at the time the S-4 becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (ii) the Proxy Statement/Prospectus will, at the dates mailed to the stockholders of Company and Parent, at the time of the Company Stockholders' Meeting and at the time of the Parent Stockholders' Meeting in connection with the transactions contemplated hereby and as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement/Prospectus will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub which is contained in any of the foregoing documents.

     3.11 Absence of Certain Changes or Events. Since September 30, 1999, there has not been: (i) any Material Adverse Effect on Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent's or any of its subsidiaries' capital stock, or any purchase, redemption or other acquisition by Parent of any of Parent's capital stock or any other securities of Parent or its subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, (iii) any split, combination or reclassification of any of Parent's or any of its subsidiaries' capital stock, (iv) any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, or (v) any revaluation by Parent of

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any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable other than in the ordinary course of business.

     3.12 Restrictions on Business Activities. There is no agreement, commitment, judgment, injunction, order or decree binding upon Parent or its subsidiaries or to which Parent or any of its subsidiaries is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or any of its subsidiaries, any acquisition of property by Parent or any of its subsidiaries or the conduct of business by Parent or any of its subsidiaries as currently conducted.

     3.13  Taxes.

     (a) Tax Returns and Audits.

          (i) Parent and each of its subsidiaries have timely filed "Returns" relating to Taxes required to be filed by the Parent and each of its subsidiaries with any Tax authority, except such Returns which are not material to Parent. Parent and each of its subsidiaries have timely paid all Taxes shown to be due on such Returns. All such Returns were correct and complete in all material respects and have been completed in accordance with applicable law.

          (ii) Parent and each of its subsidiaries as of the Effective Time will have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to FICA, Taxes pursuant to the FUTA and other Taxes required to be withheld and have timely paid over to the proper governmental authorities all amounts required to be withheld and paid over under all applicable laws.

          (iii) Neither Parent nor any of its subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Parent or any of its subsidiaries, nor has Parent or any of its subsidiaries executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

          (iv) No audit or other examination of any Return of Parent or any of its subsidiaries by any Tax authority is presently in progress, nor has Parent or any of its subsidiaries been notified of any request for such an audit or other examination.

          (v) No adjustment relating to any Returns filed by Parent or any of its subsidiaries has been proposed in writing formally or informally by any Tax authority to Parent or any of its subsidiaries or any representative thereof.

          (vi) Neither Parent nor any of its subsidiaries has any liability for any unpaid Taxes which has not been accrued for or reserved on the Parent Balance Sheet in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid Taxes that may have accrued since September 30, 1999 in connection with the operation of the business of the Parent and its subsidiaries in the ordinary course.

          (vii) There is no contract, agreement, plan or arrangement to which the Parent or any of its subsidiaries is a party as of the date of this Agreement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Parent or any of its subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which the Parent is a party or by which it is bound as of the date of this Agreement to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

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          (viii) Neither the Parent nor any of its subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have
     Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Parent or any of its subsidiaries.

          (ix) There are no liens on the assets of Parent relating to or attributable to Taxes other than liens for Taxes not yet due and payable. Parent has no knowledge of any basis on which it is reasonable to anticipate the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any material lien on the assets of Parent.

          (x) Neither Parent nor any of its subsidiaries is party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement. Parent has (a) never been a member of an affiliated group (within the meaning of Code sec.1504(a)) filing a consolidated federal income Tax Return (other than a group the common parent of which was Parent) and (b) no liability for the Taxes of any person (other than Parent or any of its Subsidiaries) under Treas. Reg. sec.1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

          (xi) None of Parent's or its subsidiaries' assets are tax exempt use property within the meaning of Section 168(h) of the Code.

          (xii) Except as may be required as a result of the Merger, Parent and its subsidiaries have not been and will not be required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to Section 481 or Section 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Closing.

          (xiii) Parent is not, and has not been at any time, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

     3.14 Environmental Matters. Parent and each of its subsidiaries (i) have obtained all applicable permits, licenses and other authorizations that are required to be obtained by Parent and its subsidiaries under Environmental Laws;
(ii) are in compliance in all material respects with all terms and conditions of such required permits, licenses and authorizations, and also is in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; (iii) are not aware of and have not received notice of any event, condition, circumstance, activity, practice, incident, action or plan that is reasonably likely to materially interfere with or prevent continued compliance or that would give rise to any material common law or statutory liability, or otherwise form the basis of any Environmental Claim with respect to Parent or any of its subsidiaries or any person or entity whose liability for any Environmental Claim Parent has retained or assumed either contractually or by operation of law; (iv) have not disposed of, released, discharged or emitted any Hazardous Materials into the soil or groundwater at any properties owned or leased at any time by Parent or any of its subsidiaries, or at any other property, or exposed any employee or other individual to any Hazardous Materials or condition in such a manner as would result in any material liability or result in any material corrective or remedial action obligation; and (v) have taken all material actions necessary under Environmental Laws to register any products or materials required to be registered by Parent and its subsidiaries (or any of their agents) thereunder. No Hazardous Materials are present in, on or under (or, to the knowledge of Parent, in the vicinity of) any properties owned, leased or used at any time (including both land and improvements thereon) by Parent or any of its subsidiaries so as to give rise to any material liability or material corrective or remedial obligation of Parent under any Environmental Laws.

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     3.15  Title to Property. Neither Parent nor any of its subsidiaries owns any material real property. Parent and each of its subsidiaries have good and valid title to all of their material properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable, liens reflected on Parent's balance sheet contained in the Parent SEC Reports filed with respect to the period ending September 30, 1999, and such liens or other imperfections of title, if any, as do not materially detract from the value of or materially interfere with the present use of the property affected thereby; and all leases pursuant to which Parent or any of its subsidiaries lease from others material real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default (or any event which with notice or lapse of time, or both, would constitute a material default and in respect of which Parent or subsidiary has not taken adequate steps to prevent such default from occurring). All the plants, structures and equipment of Parent and its subsidiaries, except such as may be under construction, are in good operating condition and repair, in all material respects.

     3.16 Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:

     "PARENT INTELLECTUAL PROPERTY" means any Intellectual Property that is owned by, or exclusively licensed to, Parent.

     "PARENT REGISTERED INTELLECTUAL PROPERTY" means all of the Registered Intellectual Property owned by, or filed in the name of, Parent or any of its subsidiaries.

          (a) Section 3.16(a) of the Parent Schedule is a complete and accurate list of all Parent Registered Intellectual Property in existence as of the date of this Agreement and specifies, where applicable, the jurisdictions in which each such item of Parent Registered Intellectual Property has been issued or registered.

          (b) No material Parent Intellectual Property or product or service of Parent or any of its subsidiaries is subject to any proceeding or outstanding decree, order, judgment, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by Parent, or which may affect the validity, use or enforceability of such Parent Intellectual Property.

          (c) Each material item of Parent Registered Intellectual Property is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such Registered Intellectual Property have been made and all necessary documents, recordations and certificates in connection with such Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Registered Intellectual Property.

          (d) Parent owns exclusively, and has good title to, all copyrighted works that are Parent products or which Parent or any of its subsidiaries otherwise expressly purports to own.

          (e) Parent owns and has good and exclusive title to, or has license (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to, each material item of Parent Intellectual Property or Intellectual Property used by Parent free and clear of any Lien or Encumbrance (excluding licenses and related restrictions); and Parent is the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of Parent and its subsidiaries, including the sale of any products or the provision of any services by Parent and its subsidiaries.

          (f) To the extent that any material Intellectual Property has been developed or created by a third party for Parent or any of its subsidiaries, Parent has a written agreement with such third

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     party with respect thereto and Parent thereby either (i) has obtained ownership of, and is the exclusive owner of, or (ii) has obtained a license (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to all such third party's Intellectual Property in such work, material or invention by operation of law or by valid assignment, to the fullest extent it is legally possible to do so.

          (g) Neither Parent nor any of its subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is material to the business of Parent as currently conducted, to any third party.

          (h) Section 3.16(h) of the Parent Schedule lists all material contracts, licenses and agreements to which Parent or any of its subsidiaries is a party as of the date of this Agreement (i) with respect to Parent Intellectual Property licensed or transferred to any third party (other than end-user licenses in the ordinary course); or (ii) pursuant to which a third party has licensed or transferred any material Intellectual Property to Parent or any of its subsidiaries.

          (i) All contracts, licenses and agreements relating to Parent Intellectual Property are in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination or suspension of such contracts, licenses and agreements. Each of Parent and its subsidiaries is in material compliance with, and is not in material breach of any term of any such contracts, licenses and agreements and, to the knowledge of Parent, all other parties to such contracts, licenses and agreements are in compliance with, and are not in material breach of any term of, such contracts, licenses and agreements.

          (j) To the knowledge of Parent, the operation of the business of Parent as such business currently is conducted, including Parent's design, development, manufacture, marketing and sale of the products or services of Parent (including products currently under development) has not, does not and will not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction.

          (k) Neither Parent nor any of its subsidiaries has received written notice from any third party that the operation of the business of Parent or any act, product or service of Parent, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

          (l) To the knowledge of Parent, no person has infringed or misappropriated or is infringing or misappropriating any Parent Intellectual Property.

          (m) Parent has taken reasonable steps to protect Parent's rights in Parent's confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Parent, and, without limiting the foregoing, Parent has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to the Company and all current and former employees and contractors of Parent have executed such an agreement, except where the failure to do so is not reasonably expected to be material to Parent.

     3.17 Litigation. There are no claims, suits, actions or proceedings pending or, to the knowledge of Parent, threatened against, relating to or affecting Parent or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to be material to Parent. No Governmental Entity has at any time challenged or questioned in a writing delivered to Parent the legal right of Parent to design, manufacture, offer or

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

sell any of its products or services in the present manner or style thereof. As of the date hereof, to the knowledge of Parent, no event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or that would reasonably be expected to, cause or provide a bona fide basis for a director or executive officer of Parent to seek indemnification from Parent.

     3.18 Brokers' and Finders' Fees. Except for fees payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") pursuant to an engagement letter dated December 13, 1999, a copy of which has been provided to Company, Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.19 Year 2000 Compliance. Parent's products and internal systems have been designed to ensure date and time entry recognition, calculations that accommodate same century and multi-century formulas and date values, leap year recognition and calculations, and date data interface values that reflect the century. Parent's products and internal systems manage and manipulate data involving dates and times, including single century formulas and multi-century formulas, and do not cause an abnormal ending scenario within the application or generate incorrect values or invalid results involving such dates.

     3.20 Agreements, Contracts and Commitments. As of the date of this Agreement, neither Parent nor any of its subsidiaries is a party to or is bound by:

          (a) any agreement, contract or commitment containing any covenant that materially limits the right of Parent or any of its subsidiaries to engage in any line of business or to compete with any person or granting any exclusive distribution rights;

          (b) any agreement, contract or commitment currently in force relating to the disposition or acquisition by Parent or any of its subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Parent has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than Parent's subsidiaries;

          (c) any dealer, distributor, joint marketing or development agreement currently in force under which Parent or any of its subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of ninety (90) days or less, or any material agreement pursuant to which Parent or any of its subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by Parent or any of its subsidiaries and which may not be canceled without penalty upon notice of ninety (90) days or less;

          (d) any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any Parent product, service or technology or any agreement, contract or commitment currently in force to sell or distribute any Parent products, service or technology except agreements with distributors, resellers or sales representative in the normal course of business cancelable without penalty upon notice of ninety (90) days or less and substantially in the form previously provided to Company;

          (e) any agreement, contract or commitment currently in force to provide source code to any third party for any product or technology that is material to Parent and its subsidiaries taken as a whole;

          (f) any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any Parent product, service or technology or any agreement, contract or commitment currently in force to sell or distribute any Parent products, service or technology except agreements with distributors, resellers or sales representative in the normal course of business cancelable without penalty upon notice of ninety (90) days or less and substantially in the form previously provided to Company;

          (g) any settlement agreement entered into within two (2) years prior to the date of this Agreement; or

          (h) any other agreement or commitment requiring an expenditure by Parent in excess of $250,000 or more individually or $1,500,000 in the aggregate.

     Neither Parent nor any of its subsidiaries, nor to Parent's knowledge any other party to a material agreement, contract or commitment of Parent, is in material breach, violation or default under, and neither Parent nor any of its subsidiaries has received written notice that it is in breach, violation or default under, any of the material terms or conditions of any material agreement, contract or commitment of Parent in such a manner as would permit any other party to cancel or terminate any such material agreement, contract or commitment of Parent, or would permit any other party to seek material damages (for any or all of such breaches, violations or defaults, in the aggregate).

     3.21 Insurance. Parent maintains Insurance Policies which are of the type and in amounts customarily carried by persons conducting businesses similar to those of Parent and its subsidiaries. There is no material claim by Parent or any of its subsidiaries pending under any of the material Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

     3.22 Opinion of Financial Advisor. Parent has been advised in writing by Merrill Lynch, its financial advisor, that in its opinion, as of the date of this Agreement, the consideration to be paid by Parent pursuant to the Merger is fair to Parent from a financial point of view and has delivered to Parent a copy of such opinion.

     3.23 Board Approval. The Board of Directors of Parent has, as of the date of this Agreement, subject to stockholder approval, unanimously (i) approved, the issuance of shares of Parent Common Stock in connection with the Merger, and
(ii) approved an amendment to Parent's certificate of incorporation to increase the authorized number of shares of Parent Common Stock.

                                   ARTICLE IV

                      CONDUCT PRIOR TO THE EFFECTIVE TIME

     4.1 Conduct of Business by Company. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company and each of its subsidiaries shall, except as contemplated by this Agreement, except in connection with the discontinuation and/or sale of Company's hardware division and, except to the extent that Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld or delayed), carry on its business, in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, subject to good faith disputes over such obligations, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings.

     In addition, except as contemplated or permitted by the terms of this Agreement, except in connection with the discontinuation and/or sale of Company's hardware division and except as provided in Section 4.1 of the Company Schedule, without the prior written consent of Parent, (which consent shall not be unreasonably withheld or delayed) during the period from the date of

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

this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company shall not do any of the following and shall not permit its subsidiaries to do any of the following:

          (a) Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

          (b) Grant any severance or termination pay to any officer or employee except pursuant to written agreements outstanding, or policies existing, on the date hereof and as previously disclosed in writing or made available to Parent, or adopt any new severance plan;

          (c) Transfer or license to any person or entity or otherwise extend, amend or modify any rights to the Company Intellectual Property other than in the ordinary course of business consistent with past practice, or enter into grants to transfer or license to any person future patent rights other than in the ordinary course of business consistent with past practices, provided that in no event shall Company license on an exclusive basis or sell any material Company Intellectual Property;

          (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock (other than distributions from a subsidiary of Company to Company) or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

          (e) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Company or its subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

          (f) Issue, deliver, sell, authorize, pledge or otherwise encumber or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible securities, other than (x) the issuance delivery and/or sale of (i) shares of Company Common Stock pursuant to the exercise of stock options outstanding as of the date of this Agreement, (ii) shares of Company Common Stock issuable to participants in the ESPP consistent with the terms thereof, (y) the granting of stock options (and the issuance of Common Stock upon exercise thereof), in the ordinary course of business and consistent with past practices, in an amount not to exceed options to purchase (and the issuance of Common Stock upon exercise thereof) 125,000 shares in any three-month period, and (z) rights pursuant to the Company Rights Plan.

          (g) Cause, permit or propose any amendments to the Company Charter Documents (or similar governing instruments of any of its subsidiaries);

          (h) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or enter into any joint ventures, strategic partnerships or alliances, except that Company and its subsidiaries may enter into OEM and joint marketing agreements in the ordinary course of business consistent with past practices;

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

          (i) Sell, lease, license, encumber or otherwise dispose of any properties or assets except in the ordinary course of business consistent with past practice and, except for the sale, lease or disposition of property or assets which are not material, individually or in the aggregate, to the business of Company and its subsidiaries;

          (j) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Company, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

          (k) Adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will"), or pay any special bonus or special remuneration to any director or employee, increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except with respect to employees that are not officers of Company, and consistent with past practices;

          (l) Modify or agree to modify the terms of vesting of any outstanding Company Options or restricted Company Capital Stock;

          (m) Make any individual or series of related payments outside of the ordinary course of business in excess of $100,000;

          (n) Except in the ordinary course of business consistent with past practice, modify, amend or terminate any material contract or material agreement to which Company or any subsidiary thereof is a party or waive, delay the exercise of, release or assign any material rights or claims thereunder;

          (o) Except in the ordinary course of business consistent with past practices, enter into or materially modify any contracts, agreements, or obligations relating to the distribution, sale, license or marketing by third parties of Company's products or products licensed by Company;

          (p) Except as required by GAAP, revalue any of its assets or, except as required by GAAP, make any material change in accounting methods, principles or practices;

          (q) Incur or enter into any agreement or commitment requiring expenditures by Company in excess of $250,000 individually or $1,500,000 in the aggregate;

          (r) Make any tax election that, individually or in the aggregate, is reasonably likely to adversely affect in any material respect the tax liability or tax attributes of Company or any of its subsidiaries, or settle or compromise any material income tax liability;

          (s) Engage in any action that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code, whether or not otherwise permitted by the provisions of this
     Article IV;

          (t) Hire any employee with an annual compensation level in excess of $150,000 during the period between the date of this Agreement and the three-month anniversary of such date, or $250,000 after such period;

          (u) Engage in any action or enter into any transaction or permit any action to be taken or transaction to be entered into that could reasonably be expected to (i) subject to Section 5.5 of this Agreement, delay the consummation of any of the transactions contemplated by this Agreement or
     (ii) increase the possibility that a Governmental Entity will seek to object to or challenge or take any action to interfere in any respect with or delay the consummation of any of the transactions contemplated by this Agreement; or

          (v) Agree in writing or otherwise to take any of the actions described in Section 4.1 (a) through (u) above.

     4.2 Conduct of Business by Parent. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Parent and each of its subsidiaries shall, except to the extent that Company shall otherwise consent in writing (which consent will not be unreasonably withheld or delayed), carry on its business, in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due subject to good faith disputes over such obligations, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserver its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings.

     In addition, except as contemplated or permitted by the terms of this Agreement, without the prior written consent of Company (which consent will not be unreasonably withheld or delayed), during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Parent shall not do any of the following and shall not permit its subsidiaries to do any of the following:

          (a) Engage in any action or enter into any transaction or permit any action to be taken or transaction to be entered into that could reasonably be expected to (i) delay the consummation of any of the transactions contemplated by this Agreement or (ii) increase the possibility that a Governmental Entity will seek to object to or challenge or take any action to interfere in any respect with or delay the consummation of any of the transactions contemplated by this Agreement;

          (b) Cause, permit or propose any amendments to the Parent Charter Documents (or similar governing instruments of any of its Parent's subsidiaries);

          (c) Engage in any action that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code;

          (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

          (e) Take any action to acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets in a transaction that would require the approval of the stockholders of Parent.

          (f) Agree in writing or otherwise to take any of the actions described in Section 4.2(a) through (e) above.

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                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

     5.1 Proxy Statement/Prospectus; Registration Statement; Other Filings; Board Recommendations.

          (a) As promptly as practicable after the execution of this Agreement, Company and Parent will prepare and file with the SEC, the Proxy Statement/Prospectus, and Parent will prepare and file with the SEC the S-4 in which the Proxy Statement/Prospectus will be included as a prospectus. Each of Company and Parent will respond to any comments of the SEC, will use its respective commercially reasonable efforts to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing, and will cause the Proxy Statement/Prospectus to be mailed to their respective stockholders at the earliest practicable time after the S-4 is declared effective by the SEC. As promptly as practicable after the date of this Agreement, each of Company and Parent will prepare and file any other filings required to be filed by it under the Exchange Act, the Securities Act or any other Federal, foreign or Blue Sky or related laws relating to the Merger and the transactions contemplated by this Agreement (the "Other Filings"). Each of Company and Parent will notify the other promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the S-4, the Proxy Statement/Prospectus or any Other Filing or for additional information and will supply the other with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC or its staff or any other government officials, on the other hand, with respect to the S-4, the Proxy Statement/Prospectus, the Merger or any Other Filing. Each of Company and Parent will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 5.1(a) to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement/Prospectus, the S-4 or any Other Filing, Company or Parent, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to stockholders of Company and Parent such amendment or supplement.

          (b) Parent and Company will consult with each other and use their mutual commercially reasonable efforts to hold the Parent Stockholders' Meeting and Company Stockholders' Meeting on the same day and at the same time.

     5.2  Meeting of Company Stockholders.

     (a) Promptly after the date hereof, Company will take all action necessary in accordance with Delaware Law and the Company Charter Documents to convene a meeting of Company's stockholders to consider this Agreement and the Merger (the "Company Stockholders' Meeting") to be held as promptly as practicable after the declaration of effectiveness of the S-4. Subject to Section 5.2(c), Company will use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the adoption of this Agreement and will take all other action necessary or advisable to secure the vote or consent of its stockholders required with respect to the Merger by Delaware Law. Notwithstanding anything to the contrary contained in this Agreement, Company may adjourn or postpone the Company Stockholders' Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Prospectus/Proxy Statement is provided to Company's stockholders in advance of a vote on the Merger and this Agreement or, if as of the time for which the Company Stockholders' Meeting is originally scheduled (as set forth in the Prospectus/Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or

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

by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders' Meeting. Company shall ensure that the Company Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by the Company in connection with the Company Stockholders' Meeting are solicited, in compliance with Delaware Law, the Company Charter Documents, the rules of Nasdaq and all other applicable legal requirements. Company's obligation to call, give notice of, convene and hold the Company Stockholders' Meeting in accordance with this Section 5.2(a) shall not be limited to or otherwise affected by the commencement, disclosure, announcement or submission to Company of any Acquisition Proposal or by any withdrawal, amendment or modification of the recommendation of the Board of Directors of Company with respect to the Merger or this Agreement.

     (b) Subject to Section 5.2(c): (i) the Board of Directors of Company shall unanimously recommend that Company's stockholders adopt this Agreement at the Company Stockholders' Meeting; (ii) the Prospectus/Proxy Statement shall include a statement to the effect that the Board of Directors of the Company has unanimously recommended that Company's stockholders adopt this Agreement at the Company Stockholders' Meeting; and (iii) neither the Board of Directors of Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Parent, the unanimous recommendation of the Board of Directors of Company that Company's stockholders adopt this Agreement. For purposes of this Agreement, said recommendation of the Board of Directors shall be deemed to have been modified in a manner adverse to Parent if said recommendation shall no longer be unanimous.

     (c) Nothing in this Agreement shall prevent the Board of Directors of Company from withholding, withdrawing, amending or modifying its unanimous recommendation in favor of the Merger if (i) a Superior Offer (as defined below) is made to the Company and is not withdrawn, (ii) the Board of Directors of Company concludes in good faith, after consultation with its outside counsel, that, in light of such Superior Offer, the withholding, withdrawal, amendment or modification of such recommendation is required in order for the Board of Directors of the Company to comply with its fiduciary obligations to the Company's stockholders under applicable law and (iii) neither the Company nor any of its representatives shall have violated any of the restrictions set forth in Section 5.5 or this Section 5.2. Nothing contained in this Agreement shall limit the Company's obligation to hold and convene the Company Stockholders' Meeting (regardless of whether the unanimous recommendation of the Board of Directors of the Company shall have been withdrawn, amended or modified). For purposes of this Agreement "Superior Offer" shall mean an unsolicited, bona fide written offer made by a third party to consummate any of the following transactions: (i) a merger or consolidation involving Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than 50% of the equity interest in the surviving or resulting entity of such transaction, (ii) a sale or other disposition by Company of assets (excluding inventory and used equipment sold in the ordinary course of business) representing in excess of 50% of the fair market value of Company's business immediately prior to such sale or (iii) the acquisition by any person or group (including by way of a tender offer or an exchange offer), directly or indirectly, of ownership of at least 50% of the then outstanding shares of capital stock of Company, on terms that the Board of Directors of Company determines, in its reasonable judgment (based on the written advice of a financial adviser of nationally recognized reputation) to be more favorable to Company stockholders from a financial point of view than the terms of the Merger; provided, however, that any such offer shall not be deemed to be a "Superior Offer" if any financing required to consummate the transaction contemplated by such offer is not committed or is not likely in the judgment of the Company's Board of Directors to be obtained by such third party on a timely basis.

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

     5.3  Meeting of Parent Stockholders.

     (a) Promptly after the date hereof, Parent will take all action necessary in accordance with Delaware Law and the Parent Charter Documents to convene a meeting of Parent's stockholders to consider the issuance of shares of Parent Common Stock pursuant to the Merger and an amendment to Parent's certificate of incorporation to increase the authorized number of shares of Parent Common Stock (the "Parents Stockholders' Meeting") to be held as promptly as practicable after the declaration of effectiveness of the S-4. Parent will use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the issuance of shares of Parent Common Stock pursuant to the Merger and an amendment to Parent's certificate of incorporation to increase the authorized number of shares of Parent Common Stock and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules of Nasdaq or Delaware Law to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, Company may adjourn or postpone the Parent Stockholders' Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Prospectus/Proxy Statement is provided to Parent's stockholders in advance of a vote on the issuance of the shares of Parent Common Stock pursuant to the Merger or a vote on the approval of an amendment to Parent's certificate of incorporation to increase the authorized number of shares of Parent Common Stock or, if as of the time for which the Parent Stockholders' Meeting is originally scheduled (as set forth in the Prospectus/Proxy Statement) there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders' Meeting. Parent shall ensure that the Parent Stockholders' Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by the Parent in connection with the Parent Stockholders' Meeting are solicited, in compliance with Delaware Law, the Parent Charter Documents, the rules of Nasdaq and all other applicable legal requirements.

     (b) The Board of Directors of Parent shall unanimously recommend that Parent's stockholders vote in favor of the issuance of the shares of Parent Common Stock pursuant to the Merger and an amendment to Parent's certificate of incorporation to increase the authorized number of shares of Parent Common Stock at the Parent Stockholders' Meeting. The Prospectus/Proxy Statement shall include a statement to the effect that the Board of Directors of the Parent has unanimously recommended that Parent's stockholders vote in favor of and adopt and approve such matters at the Parent Stockholders' Meeting. Neither the Board of Directors of Parent nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Company, the unanimous recommendation of the Board of Directors of Parent that Parent's stockholders vote in favor of such matters. For purposes of this Agreement, said recommendation of the Board of Directors shall be deemed to have been modified in a manner adverse to Company if said recommendation shall no longer be unanimous.

     5.4  Confidentiality; Access to Information.

     (a) The parties acknowledge that Company and Parent have previously executed a Mutual Confidentiality Agreement, dated as of December 12, 1999 (the "Confidentiality Agreement"), and the Standstill Agreement, which
Confidentiality Agreement and, subject to Sections 2.3(c) and 5.18, Standstill Agreement, will continue in full force and effect in accordance with its terms.

     (b) Company and Parent will each afford to the other and the other's authorized representatives (including counsel, accountants, financial advisors and agents) reasonable access during normal business hours to the properties, books, records and personnel of it and its subsidiaries during the period prior to the Effective Time to obtain all information concerning the business, properties, results of operations and personnel of it and its subsidiaries, as they may reasonably request. No information or knowledge obtained by Parent or Company in any investigation pursuant to this Section 5.4 will

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

affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

     5.5  No Solicitation.

     (a) From and after the date of this Agreement until the Effective Time or termination of this Agreement pursuant to Article VII, the officers, directors and affiliates of the Company and its subsidiaries will not (and Company shall not authorize its financial advisor, legal counsel or other advisor to and Company shall use its reasonable efforts to not allow any of its employees, stockholders, or agents to) directly or indirectly (i) solicit, initiate, knowingly encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined below), (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions with any person with respect to any Acquisition Proposal, except as to the existence of these provisions,
(iv) subject to Section 5.2(c), approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Transaction (as defined below); provided, however, that between the date hereof and the date on which this Agreement is approved by the required Company Stockholder Vote, nothing in this Section 5.5(a) or elsewhere in this Agreement shall prohibit Company or any of its subsidiaries or any of their respective officers, directors, affiliates, employees, financial advisors, lawyers or other advisers or representatives from furnishing nonpublic information regarding Company and its subsidiaries to, entering into a confidentiality agreement with or entering into discussions or negotiations with, any person or group in response to a Superior Offer submitted by such person or group (and not withdrawn) if (1) neither Company nor any representative of Company and its subsidiaries shall have violated any of the restrictions set forth in this Section 5.5, (2) the Board of Directors of Company concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the Board of Directors of Company to comply with its fiduciary obligations to Company's stockholders under applicable law, (3) (x) at least five days prior to furnishing any such nonpublic information to, or entering into discussions or negotiations with, such person or group, Company gives Parent written notice of the identity of such person or group and of Company's intention to furnish nonpublic information to, or enter into discussions or negotiations with, such person or group and (y) the Company receives from such person or group an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such person or group by or on behalf of the Company and a standstill agreement with such party that has provisions consistent with standstill provisions contained in the standstill agreement entered between Company and Parent in December 1999, and (4) contemporaneously with furnishing any such nonpublic information to such person or group, Company furnishes such nonpublic information to Parent (to the extent such nonpublic information has not been previously furnished by the Company to Parent). Company and its subsidiaries will immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding two sentences by any officer or director of Company or any of its subsidiaries or any investment banker, attorney or other advisor or representative of Company or any of its subsidiaries shall be deemed to be a breach of this Section 5.5 by Company. In addition to the foregoing, Company shall (i) provide Parent with at least forty-eight (48) hours prior notice (or such lesser prior notice as provided to the members of Company's Board of Directors but in no event less than eight hours) of any meeting of Company's Board of Directors at which Company's Board of Directors is reasonably expected to consider a Superior Offer and (ii) provide Parent with at least five (5) business days prior written notice of a

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

meeting of Company's Board of Directors at which Company's Board of Directors is reasonably expected to recommend a Superior Offer to its stockholders and together with such notice a copy of the definitive documentation relating to such Superior Offer.

     For purposes of this Agreement, "Acquisition Proposal" shall mean any offer or proposal (other than an offer or proposal by Parent or any of its affiliates) providing for any Acquisition Transaction. For purposes of this Agreement, "Acquisition Transaction" shall mean any transaction or series of related transactions involving: (A) any purchase from Company or acquisition by any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a 10% interest in the total outstanding voting securities of Company or any of its subsidiaries or any tender offer or exchange offer that if consummated would result in any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning 10% or more of the total outstanding voting securities of Company or any of its subsidiaries, or any merger, consolidation, business combination or similar transaction involving Company that if consummated would result in any person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) not presently owning 10% or more of the total outstanding voting securities of Company or any of its subsidiaries thereby owning 10% or more of the total outstanding voting securities of Company or any of its subsidiaries; (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than 10% of the assets of Company; or (C) any liquidation or dissolution of Company.

     (b) In addition to the obligations of Company set forth in paragraph (a) of this Section 5.5, Company as promptly as practicable shall advise Parent orally and in writing of any request for non-public information which Company reasonably believes would lead to an Acquisition Proposal or to any Acquisition Transaction, or any inquiry with respect to or which Company reasonably should believe would lead to any Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the person or group making any such request, Acquisition Proposal or inquiry. Company will keep Parent informed as promptly as practicable in all material respects of the status and details (including material amendments or proposed material amendments) of any such request, Acquisition Proposal or inquiry.

     (c) Nothing contained in this Section 5.5 or elsewhere in this Agreement shall prohibit Company or its Board of Directors from complying with Rule 14d-9 or Rule 14e-2 under the Exchange Act or from furnishing a copy or excerpts of this Agreement to any person that makes an Acquisition Proposal or that makes an inquiry that could lead to an Acquisition Proposal.

     5.6 Public Disclosure. Parent and Company will consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to the Merger, this Agreement or an Acquisition Proposal and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with a national securities exchange or Nasdaq. The parties have agreed to the text of the joint press release announcing the signing of this Agreement.

     5.7  Efforts; Notification.

     (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, Company and its Board of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use all reasonable efforts to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger, this Agreement and the transactions contemplated hereby.

     (b) Without limiting the generality of the foregoing, until June 30, 2000, Parent and Company agree (i) subject to clause (iv) below, to use reasonable efforts to resolve as promptly as possible any objections asserted by any Governmental Entity with respect to the Merger and to obtain as promptly as possible any waivers, consents, approvals, authorizations or clearances as may be required under any Legal Requirement or by any Governmental Entity in connection with the Merger; (ii) that in the event a suit, claim, action, investigation or proceeding, whether judicial or administrative, is commenced or threatened by any Governmental Entity in connection with the Merger, Parent and Company shall use best efforts to resist such suit, claim, action, investigation or proceeding; (iii) that in the event any injunction, temporary restraining order or other order is issued which has the effect of preventing or delaying the consummation of the Merger, Parent and Company shall use best efforts to have such injunction, temporary restraining order or other order vacated and reversed as promptly as possible; and (iv) to consider the disposition (and any other action in connection therewith as may be reasonably required) of certain product lines or assets of Parent or Company, or the license (and any other action in connection therewith as may be reasonably required) of certain product lines or assets of Parent or Company, and agree to take such action unless in the mutual determination of the Boards of Directors of Parent and Company such disposition or license is not in the best interest of the Parent stockholders or Company stockholders as the case may be, that may be appropriate in order to resolve the objections, obtain the waivers, consents, approvals, authorizations or clearances, settle the suits, claims, actions, investigations or proceedings or have vacated and reversed the injunctions, temporary restraining orders or other orders referred to in this sentence.

     (c) Company shall give prompt notice to Parent of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 6.3(a) or 6.3(b) would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

     (d) Parent shall give prompt notice to Company of any representation or warranty made by it or Merger Sub contained in this Agreement becoming untrue or inaccurate, or any failure of Parent to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in
Section 6.2(a) or 6.2(b) would not be satisfied; provided, however, that no such notification shall

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

affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

     5.8 Third Party Consents. As soon as practicable following the date hereof, Parent and Company will each use its commercially reasonable efforts to obtain any consents, waivers and approvals under any of its or its subsidiaries' respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby.

     5.9  Stock Options and Employee Benefits.

     (a) At the Effective Time, each outstanding option to purchase shares of Company Common Stock (each, a "Company Stock Option") under the Company Option Plans, whether or not vested, shall by virtue of the Merger be assumed by Parent. Each Company Stock Option so assumed by Parent under this Agreement will continue to have, and be subject to, the same terms and conditions of such options immediately prior to the Effective Time (including, without limitation, any repurchase rights or vesting provisions), except that (i) each Company Stock Option will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were issuable upon exercise of such Company Stock Option immediately prior to the Effective Time multiplied by the Option Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock and (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Stock Option will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Company Stock Option was exercisable immediately prior to the Effective Time by the Option Exchange Ratio, rounded up to the nearest whole cent.

     (b) Prior to the Effective Time, outstanding purchase rights under Company's ESPP shall be exercised in accordance with the terms of the ESPP as described in [Company's Prospectus Supplement] and each share of Company Common Stock purchased pursuant to such exercise shall by virtue of the Merger, and without any action on the part of the holder thereof, be converted into the right to receive the Per Share Merger Consideration without issuance of certificates representing issued and outstanding shares of Company Common Stock to ESPP participants. The Company agrees that it shall terminate the ESPP immediately following the aforesaid purchase of shares of Company Common Stock thereunder.

     (c) Company agrees to terminate its 401(k) plan immediately prior to Closing, unless Parent, in its sole and absolute discretion, agrees to sponsor and maintain such plan by providing Company with notice of such election at least ten (10) days prior to the Effective Time.

     (d) Company and its affiliates, as applicable, each agrees to terminate any and all group severance, separation or salary continuation plans, programs or arrangements that are covered under ERISA immediately prior to Closing. Parent shall receive from Company evidence that Company's and each affiliate's (as applicable) plan(s) has been terminated pursuant to resolution of each such entity's Board of Directors (the form and substance of which resolutions shall be subject to review and approval of Parent), effective as of the day immediately preceding the Closing Date.

     5.10 Form S-8. Parent agrees to file, if available for use by Parent, a registration statement on Form S-8 for the shares of Parent Common Stock issuable with respect to assumed Company Stock Options as soon as is reasonably practicable (and in any event within thirty days) after the Effective Time.

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     5.11  Indemnification.

     (a) From and after the Effective Time, (i) the Surviving Corporation will fulfill and honor in all respects the obligations of Company pursuant to any indemnification agreements between Company and its directors and officers in effect immediately prior to the Effective Time (the "Indemnified Parties") and any indemnification provisions under the Company Charter Documents as in effect on the date hereof, and (ii) Parent shall indemnify and hold harmless each of the Indemnified Parties against and from any costs, expenses (including reasonable attorneys' fees), settlement payments, claims, demands, judgments, fines penalties, losses, damages or liabilities incurred in connection with any claim, suit, action or proceeding that arises from or relates to the Merger or any of the other transactions contemplated by this Agreement.

     (b) For a period of six years after the Effective Time, Parent will cause the Surviving Corporation to maintain in effect, to the extent available, directors and officers liability insurance covering those persons who are currently covered by the Company's directors and officers liability insurance policy on terms comparable to those applicable under the policy of directors' and officers' insurance currently maintained by Company; provided, however, that in no event will Parent or the Surviving Corporation be required to expend in excess of 150% of the annual premium currently paid by Company for such coverage (it being understood that if the annual premiums of such insurance coverage exceed such amount, Parent shall be obligated to cause the Surviving Corporation to obtain a policy with the greatest coverage available for a cost not exceeding such amount).

     5.12 Nasdaq Listing. Parent agrees to use commercially reasonable efforts to authorize for listing on Nasdaq the shares of Parent Common Stock issuable, and those required to be reserved for issuance, in connection with the Merger, upon official notice of issuance.

     5.13 Amendment of Parent's Certificate of Incorporation. Assuming the Parent stockholders approve the amendment to Parent's certificate of incorporation contemplated by Section 6.1(b), Parent shall file promptly the amended certificate of incorporation with the Delaware Secretary of State.

     5.14  Company Affiliate Agreement. Set forth in Section 5.14 of the Company
Schedule is a list of those persons who may be deemed to be, in Company's reasonable judgment, affiliates of Company within the meaning of Rule 145 promulgated under the Securities Act (each, a "Company Affiliate"). Company will provide Parent with such information and documents as Parent reasonably requests for purposes of reviewing such list. Company will use its commercially reasonable efforts to deliver or cause to be delivered to Parent, as promptly as practicable on or following the date hereof, from each Company Affiliate an executed affiliate agreement in substantially the form of the Company Voting/Affiliate Agreement attached hereto as Exhibit A, each of which will be in full force and effect as of the Effective Time. Parent will be entitled to place appropriate legends on the certificates evidencing any Parent Common Stock to be received by a Company Affiliate pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Parent Common Stock, consistent with the terms of the Company Voting/Affiliate Agreement.

     5.15 Parent Board of Directors. Parent and Company shall take such action necessary so as to cause up to two persons selected by Company, subject to the reasonable approval of Parent, to be elected to the Board of Directors of Parent effective as of immediately following the Closing.

     5.16 No Rights Plan Amendment. Except as expressly required by Section 6.3(f), prior to the Closing, Company and its Board of Directors shall not amend or modify or take any other action with regard to the Company Rights Plan in any manner or take another action so as to (i) render the Company Rights Plan inapplicable to any transaction(s) other than the Merger and other transactions contemplated by the Transaction Documents, or (ii) permit any person or group who would otherwise be an Acquiring Person (as defined in the Company Rights
Plan) not to be an Acquiring Person, or

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(iii) provide that a Distribution Date (as such term is defined in the Company
Rights Plan) or similar event does not occur by reason of the execution of any agreement or transaction other than this Agreement and the Merger and the agreements and transactions contemplated hereby and thereby, or (iv) except as specifically contemplated by this Agreement, otherwise affect the rights of holders of Rights.

     5.17 FIRPTA Compliance. On or prior to the Closing Date, Company shall deliver to Parent a properly executed statement, in a form reasonably acceptable to Parent, that the Company Common Stock is not a "U.S. Real Property Interest" as defined in and in accordance with the requirements of Treasury Regulation
Section 1.897-2(h)(2), for purposes of satisfying Parent's obligations under Treasury Regulation Section 1.1445-2(c)(3).

     5.18 Standstill Agreement. Parent and Company agree that effective as of the Closing, the Standstill Agreement shall terminate and be of no further force and effect.

                                   ARTICLE VI

                            CONDITIONS TO THE MERGER

     6.1 Conditions to Obligations of Each Party to Effect the Merger The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

          (a) Company Stockholder Approval. This Agreement shall have been adopted, by the requisite vote under applicable law, by the stockholders of Company.

          (b) Parent Stockholder Approval.

             (i) The issuance of the shares of Parent Common Stock pursuant to the Merger shall have been approved by the requisite vote of the stockholders of Parent under applicable Nasdaq rules and regulations; and

             (ii) An amendment to Parent's certificate of incorporation to increase the authorized number of shares of Parent Common Stock shall have been approved by the requisite vote of the stockholders of Parent under Delaware law and the Parent Charter Documents.

          (c) Registration Statement Effective; Proxy Statement. The SEC shall have declared the S-4 effective under the Securities Act. No stop order suspending the effectiveness of the S-4 or any part thereof shall have been issued by the SEC and no proceeding for that purpose, and no similar proceeding in respect of the Proxy Statement/Prospectus, shall have been initiated or threatened in writing by the SEC.

          (d) No Order; Foreign Antitrust Approvals. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger. All material foreign antitrust approvals required to be obtained prior to the Merger in connection with the transactions contemplated hereby shall have been obtained.

          (e) Tax Opinions. Parent and Company shall each have received written opinions from their respective tax counsel (Wilson Sonsini Goodrich & Rosati, Professional Corporation, and Cooley Godward LLP, respectively), in form and substance reasonably satisfactory to them, to the effect that the Merger should constitute a reorganization within the meaning of Section 368(a) of the Code and such opinions shall not have been withdrawn; provided, however, that if the counsel to either Parent or Company does not render such opinion or renders but withdraws such opinion, this condition shall nonetheless be deemed to be satisfied with respect to

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     such party if counsel to the other party renders such opinion to such party and does not withdraw such opinion. The parties to this Agreement agree to make such reasonable representations as requested by such counsel for the purpose of rendering such opinions.

          (f) Nasdaq Listing. The shares of Parent Common Stock issuable to the stockholders of Company pursuant to this Agreement shall have been authorized for listing on Nasdaq upon official notice of issuance.

          (g) Amendment of Parent's Certificate of Incorporation. An amendment to Parent's certificate of incorporation to increase the authorized number of shares of Parent Common Stock shall have been duly filed with the Delaware Secretary of State.

     6.2 Additional Conditions to Obligations of Company. The obligation of Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Company:

          (a) Representations and Warranties. Each representation and warranty of Parent and Merger Sub contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date, except in the case of clauses (i) and (ii) of this sentence, (A) in each case, or in the aggregate, as does not constitute a Material Adverse Effect on Parent or Merger Sub; provided, however, such Material Adverse Effect qualification shall be inapplicable with respect to the representations and warranties contained in Sections
     3.22 and 3.23, (B) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct (subject to the qualifications as set forth in the preceding clause A) as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, (i) all "Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Parent Schedule made or purported to have been made after the date of this Agreement shall be disregarded). Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an authorized officer of Parent.

          (b) Agreements and Covenants. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and Company shall have received a certificate to such effect signed on behalf of Parent by an authorized officer of Parent.

          (c) Material Adverse Effect. No Material Adverse Effect with respect to Parent shall have occurred since the date of this Agreement.

     6.3 Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by
Parent:

          (a) Representations and Warranties. Each representation and warranty of Company contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, except in the case of clauses (i) and (ii) of this sentence, (A) in each case, or in the aggregate, as does not constitute a Material Adverse Effect on Company provided, however, such Material Adverse Effect qualifier shall be inapplicable with respect to representations and warranties contained in Section 2.23 and 2.24, (B) for those representations and warranties which address matters only as of a particular date

     (which representations shall have been true and correct (subject to the qualifications set forth in preceding clause (A)) as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, (i) all "Material Adverse Effect" qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Company Schedule made or purported to have been made after the date of this Agreement shall be disregarded). Parent shall have received a certificate with respect to the foregoing signed on behalf of Company by an authorized officer of Company.

          (b) Agreements and Covenants. Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Parent shall have received a certificate to such effect signed on behalf of Company by an authorized officer of Company.

          (c) Material Adverse Effect. No Material Adverse Effect with respect to Company and its subsidiaries shall have occurred since the date of this Agreement.

          (d) Affiliate Agreements. Each of the Company Affiliates shall have entered into a Company Voting/Affiliate Agreement and each of such agreements will be in full force and effect as of the Effective Time.

          (e) Consents. Company shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby in connection with the agreements, contracts, licenses or leases set forth on Schedule 6.3(e).

          (f) Company Rights Plans. All actions necessary to extinguish and cancel all outstanding Rights under the Company Rights Plan at the Effective Time and to render such rights inapplicable to the Merger shall have been taken.

          (g) Cash Balance. At the Closing, Company has cash and cash equivalents which are readily marketable of at least $48 million.

                                  ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVER

     7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the requisite approval of the stockholders of Company:

          (a) by mutual written consent duly authorized by the Boards of Directors of Parent and Company;

          (b) by either Company or Parent if the Merger shall not have been consummated before 5:00 p.m., Pacific time, on June 30, 2000; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

          (c) by either Company or Parent if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

          (d) by either Company or Parent if (i) the Parent Stockholders' Meeting (and any adjournment or postponement thereof) shall have been held and completed and Parent's stockholders shall have taken a final vote on the issuance of shares of Parent Common Stock pursuant to the Merger and on the amendment to Parent's certificate of incorporation contemplated by Section 6.1(b) and (ii) the required approval of the stockholders of Parent contemplated by this Agreement shall not have been obtained at the Parent Stockholders' Meeting or at any such adjournment or postponement thereof; provided, however, that the right to terminate this Agreement under this Section 7.1(d) shall not be available to Parent where the failure to obtain Parent stockholder approval shall have been caused by the action or failure to act of Parent and such action or failure to act constitutes a breach by Parent of this Agreement;

          (e) by either Company or Parent if (i) the Company Stockholders' Meeting (and any adjournment or postponement thereof) shall have been held and completed and Company's stockholders shall have taken a final vote on the proposal to adopt this Agreement and (ii) the required approval of the stockholders of Company contemplated by this Agreement shall not have been obtained at the Company Stockholders' Meeting or at any such adjournment or postponement thereof; provided, however, that the right to terminate this Agreement under this Section 7.1(e) shall not be available to Company where the failure to obtain Company stockholder approval shall have been caused by the action or failure to act of Company and such action or failure to act constitutes a breach by Company of this Agreement;

          (f) by Parent if a Triggering Event (as defined below) shall have occurred;

          (g) by Parent, upon a material breach of the covenants set forth in
     Section 5.5 of this Agreement;

          (h) by Company, upon a breach of any representation, warranty, covenant or agreement on the part of Parent set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in Parent's representations and warranties or breach by Parent is curable by Parent through the exercise of its commercially reasonable efforts, then Company may not terminate this Agreement under this Section 7.1(g) for thirty (30) days after delivery of written notice from Company to Parent of such breach, provided Parent continues to exercise commercially reasonable efforts to cure such breach (it being understood that Company may not terminate this Agreement pursuant to this paragraph (h) if it shall have materially breached this Agreement or if such breach by Parent is cured during such thirty (30) day period) (it being understood that the cure period set forth in the immediately preceding proviso shall not be available to Parent for purposes of curing a breach of Parent's obligation to consummate and effect the Merger in the time period set forth in Section 1.2 upon the satisfaction or waiver of the conditions to the Closing set forth in Article VI hereof); or

          (i) by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of Company set forth in this Agreement, or if any representation or warranty of Company shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in Company's representations and warranties or breach by Company is curable by Company through the exercise of its commercially reasonable efforts, then Parent may not terminate this Agreement under this Section 7.1(h) for thirty (30) days after delivery of written notice from Parent to Company of such breach, provided Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this paragraph (i) if it shall have materially breached this Agreement or if such breach by Company is cured during such thirty (30) day period) (it being understood that the cure period set forth in the immediately preceding proviso shall not be available to

     Company for purposes of curing a breach of Company's obligation to consummate and effect the Merger in the time period set forth in Section
     1.2 upon the satisfaction or waiver of the conditions to the Closing set forth in Article VI hereof).

     For the purposes of this Agreement, a "Triggering Event" shall be deemed to have occurred if: (i) the Board of Directors of Company or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to Parent its unanimous recommendation in favor of, the adoption of this Agreement; (ii) the Company shall have failed to include in the Prospectus/Proxy Statement the unanimous recommendation of the Board of Directors of the Company in favor of the adoption of this Agreement; (iii) the Board of Directors of Company fails to reaffirm its unanimous recommendation in favor of the adoption of this Agreement within ten (10) days after Parent requests in writing that such recommendation be reaffirmed; (iv) the Board of Directors of Company or any committee thereof shall have approved or recommended any Acquisition Proposal; (v) Company shall have entered into a binding letter of intent or similar document or agreement, contract or commitment accepting any Acquisition Proposal; or (vi) a tender or exchange offer relating to securities of Company shall have been commenced by a Person unaffiliated with Parent and Company shall not have sent to its security holders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten (10) business days after such tender or exchange offer is first published sent or given, a statement disclosing that Company recommends rejection of such tender or exchange offer.

     7.2 Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 7.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other party hereto. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect, except (i) as set forth in Section 5.5, this Section 7.2, Section 7.3 and Article 8 (General Provisions), each of which shall survive the termination of this Agreement, and
(ii) nothing herein shall relieve any party from liability for any intentional or willful breach of this Agreement. No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, or, subject to Section 2.3(c) of this Agreement, Section 2 of the Standstill Agreement, all of which obligations shall survive termination of this Agreement in accordance with their terms.

     7.3  Fees and Expenses.

     (a) General. Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated; provided, however, that Parent and Company shall share equally all fees and expenses, other than attorneys' and accountants fees and expenses, incurred in relation to the printing and filing (with the SEC) of the Prospectus/Proxy Statement (including any preliminary materials related thereto) and the Registration Statement (including financial statements and exhibits) and any amendments or supplements thereto. Notwithstanding the foregoing, (i) if this Agreement is terminated pursuant to Section 7.1(e), Company shall within two (2) days after such termination reimburse Parent in immediately available funds for its out-of-pocket fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, and (ii) if this Agreement is terminated pursuant to Section 7.1(d), Parent shall within two (2) days after such termination reimburse Company in immediately available funds for its out-of-pocket fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

     (b) Company Payments.

          (i) Company shall pay to Parent in immediately available funds, within one (1) business day after demand by Parent, an amount equal to $4,000,000 (the "Termination Fee") if this Agreement is terminated by Parent pursuant to Section 7.1(f) or 7.1(g).

          (ii) Company shall pay to Parent in immediately available funds, within one (1) business day after demand by Parent, an amount equal to the Termination Fee, if this Agreement is terminated by Parent or Company, as applicable, pursuant to Sections 7.1(b) or (e) and either of the following shall occur:

             (a) if following the date hereof and prior to the termination of this Agreement, a third party has publicly announced an Acquisition Proposal, and within fifteen (15) months following the termination of this Agreement a Company Acquisition (as defined below) is consummated; or

             (b) if following the date hereof and prior to the termination of this Agreement, a third party has publicly announced an Acquisition Proposal, and within fifteen (15) months following the termination of this Agreement the Company enters into a definitive acquisition agreement or a binding letter of intent providing for a Company Acquisition.

          (iii) Company acknowledges that the agreements contained in this
     Section 7.3(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if Company fails to pay in a timely manner the amounts due pursuant to this Section 7.3(b) and, in order to obtain such payment, Parent commences a lawsuit that results in a judgment against Company for the amounts set forth in this Section 7.3(b), Company shall pay to Parent its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such lawsuit, together with interest on the amounts set forth in this Section 7.3(b) at the prime rate of The Chase Manhattan Bank in effect on the date such payment was required to be made. Payment of the fees described in this Section 7.3(b) shall not be in lieu of damages incurred in the event of breach of this Agreement. For the purposes of this Agreement, "Company Acquisition" shall mean any of the following transactions (other than the transactions contemplated by this Agreement): (i) a merger, consolidation, business combination, recapitalization or similar transaction involving Company pursuant to which the stockholders of Company immediately preceding such transaction hold less than 50% of the aggregate equity interests in the surviving or resulting entity of or parent company involved in such transaction, (ii) a sale or other disposition by the Company of assets representing in excess of 50% of the aggregate fair market value of the Company's business immediately prior to such sale or (iii) the acquisition by any person or group (including by way of a tender offer or an exchange offer or issuance by the Company), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of 50% of the voting power of the then outstanding shares of capital stock of the Company.

     (c) Parent Payments.

          (i) Parent shall pay to Company in immediately available funds, within one (1) business day after demand by Company, an amount equal to $4,000,000, if the Merger is not consummated as a result of any action taken by any Governmental Entity under any antitrust laws or regulations relating thereto.

          (ii) Parent acknowledges that the agreements contained in this Section 7.3(c) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Company would not enter into this Agreement; accordingly, if Parent fails to pay in a timely manner the amounts due pursuant to this Section 7.3(c) and, in order to obtain such payment, Company commences a lawsuit that results in a judgment against Parent for the amounts set for in this Section 7.3(c), Parent shall pay Company its reasonable costs and expenses (including reasonable attorneys' fees and expenses) in connection with such lawsuit, together with interest on the amounts set forth in this Section 7.3(c) at the prime rate of The Chase Manhattan Bank in effect on the date such payment was required to be made. Payment of the fees described in this
     Section 7.3(c) shall not be in lieu of damages incurred in the event of breach of this Agreement.

     7.4 Amendment. Subject to applicable law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Parent and Company.

     7.5 Extension; Waiver. At any time prior to the Effective Time, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.1 Non-Survival of Representations and Warranties. The representations, warranties and pre-closing covenants of Company, Parent and Merger Sub contained in this Agreement or in any certificate or instrument delivered pursuant hereto shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

     8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given on the day of delivery if delivered personally or on the second business day after delivery if delivered by commercial delivery service, or sent via telecopy (receipt confirmed), to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

        (a) if to Parent or Merger Sub, to:

            ScanSoft, Inc.
            9 Centennial Drive
            Peabody, MA 01960
            Attention: President and Chief Executive Officer
            Telephone No.: (978) 977-2000
            Telecopy No.: (978) 977-2436
            with a copy to:

            Wilson Sonsini Goodrich & Rosati
            Professional Corporation
            650 Page Mill Road
            Palo Alto, California 94304-1050
            Attention: Katharine A. Martin, Esq.
                        Daniel R. Mitz, Esq.
            Telephone No.:(650) 493-9300
            Telecopy No.:(650) 493-6811

        (b) if to Company, to:

            Caere Corporation
            100 Cooper Court
            Los Gatos, CA 95030
            Attention: President and Chief Executive Officer
            Telephone No.: (408) 395-7000
            Telecopy No.: (408) 395-5263

            with a copy to:

            Cooley Godward LLP
            5 Palo Alto Square
            3000 El Camino Real
            Palo Alto, CA 94306
            Attention: Lee F. Benton, Esq.
                        Keith A. Flaum, Esq.
            Telephone No.: (650) 843-5000
            Telecopy No.: (650) 850-0663

     8.3  Interpretation; Knowledge.

     (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

     (b) For purposes of this Agreement, the term "knowledge" means with respect to a party hereto, with respect to any matter in question, that any of the officers of such party, has actual knowledge of such matter.

     (c) For purposes of this Agreement, the term "Material Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), capitalization, financial condition, or results of operations of such entity and its subsidiaries taken as a whole; provided that, in no event shall any of the following constitute a Material Adverse Effect or be taken into account in determining whether a Material Adverse Effect has occurred: (i) a change in the trading prices of either of Parent's or Company's equity securities between the date hereof and the Effective Time, in and of itself; (ii) a failure of Parent or Company to meet analyst's expectations between the date hereof and the Effective Time; (iii) changes, events, violations, inaccuracies, circumstances, conditions or effects generally affecting the industry in which either Parent or Company operate or arising from changes in general business or economic conditions in the United States or in any jurisdiction in which Parent or Company transacts business; (iv) changes, events, violations, inaccuracies, circumstances, conditions or effects directly attributable to (a) subject to the satisfaction of Section 6.3(g), out-of-pocket fees and expenses (including without limitation legal, accounting, investigatory, investment banking, and other fees and expenses) incurred in connection with the transactions contemplated by this Agreement, or (b) the payment by Parent or Company of all amounts due to any officers or employees of Company under employment contracts, non-competition agreements, employee benefit plans or severance arrangements approved by Parent or in existence on the date hereof and set forth on the Company Disclosure Schedule; (v) changes, events, violations, inaccuracies, circumstances, conditions or effects resulting from any change in law or generally accepted accounting principles, which affect generally entities such as Parent and Company; (vi) changes, events, violations, inaccuracies, circumstances, conditions or effects (including, without limitation, delays in customer orders, a reduction in sales, a disruption in supplier, distributor or similar relationships or a loss of employees) directly caused by the announcement or pendency of this Agreement or of any of the transactions contemplated by this Agreement; and (vii) changes, events, violations, inaccuracies, circumstances, conditions or effects resulting from compliance by Parent or Company with the terms of, or the taking of any action contemplated or permitted by, this Agreement.

     (d) For purposes of this Agreement, the term "person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

     8.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

     8.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Disclosure Schedule and the Parent Disclosure Schedule (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement and, subject to Section 2.3(c) of this Agreement, the Standstill Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement; and (b) are not intended to confer upon any other person any rights or remedies hereunder, except as specifically provided in Section 5.11.

     8.6 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

     8.7 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

     8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

     8.9 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     8.10 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     8.11 Time Is of the Essence. Time is of the essence with respect to this Agreement.

     8.12 WAIVER OF JURY TRIAL. EACH OF PARENT, MERGER SUB AND COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, MERGER SUB OR COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

                                          SCANSOFT, INC.

                                          By:        /s/ MIKE TIVNAN
                                            ------------------------------------
                                          Name: Mike Tivnan
                                          Title: President and Chief Executive
                                          Officer

                                          SCORPION ACQUISITIONS CORPORATION

                                          By:        /s/ MIKE TIVNAN
                                            ------------------------------------
                                          Name: Mike Tivnan
                                          Title: President and Chief Executive
                                          Officer

                                          CAERE CORPORATION

                                          By:       /s/ ROBERT TERESI
                                            ------------------------------------
                                          Name: Robert Teresi
                                          Title: President and Chief Executive
                                          Officer

                         ***REORGANIZATION AGREEMENT***

                                                                         ANNEX B

                                    FORM OF
                       COMPANY VOTING/AFFILIATE AGREEMENT

     This Company Voting/Affiliate Agreement ("Agreement") is made and entered into as of January 15, 2000, between ScanSoft, Inc., a Delaware corporation ("Parent"), and the undersigned stockholder ("Stockholder") of Caere Corporation, a Delaware corporation (the "Company").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, Parent, the Company and Scorpion Acquisitions Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), are entering into an Agreement and Plan of Reorganization (the "Merger Agreement") which provides for the merger (the "Merger") of Merger Sub and the Company. Pursuant to the Merger, all of the issued and outstanding shares of capital stock of the Company owned by Stockholder will be converted at the Effective Time (as defined in the Merger Agreement) into shares of Common Stock of Parent and the right to receive cash on the basis described in the Merger Agreement.

     B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the number of outstanding shares of capital stock of the Company indicated on Annex I to this Agreement.

     C. Stockholder has been advised that Stockholder may be deemed to be an "affiliate" of the Company, as the term "affiliate" is used for purposes of Paragraphs "(c)" and "(d)" of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission"); and

     D. As a material inducement to enter into the Merger Agreement, Parent desires the Stockholder to agree, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Stockholder is willing to agree, to vote the Shares and New Shares (as defined below) so as to facilitate consummation of the Merger.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1. Agreement to Vote Shares; Additional Purchases; Transfers and
Encumbrance.

     1.1 Agreement to Vote Shares. During the term of this Agreement, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, Stockholder shall cause the Shares and any New Shares (as defined below) to be voted:

          (i) in favor of approval of the Merger and the adoption and approval of the Merger Agreement including all actions contemplated thereby; and

          (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the Merger Agreement.

     1.2 Definition. For purposes of this Agreement, "Shares" shall mean all issued and outstanding shares of capital stock of the Company for which Stockholder is the beneficial owner or over which Stockholder has voting control, including any securities convertible into, or exercisable or exchangeable for shares of the Company's capital stock, all as set forth on Annex I attached hereto.

     1.3 Additional Purchases. Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership or voting control after the execution of this Agreement and prior to the date of termination of this Agreement ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     1.4 Transfer and Encumbrance. Without the prior written consent of Parent, Stockholder agrees not to transfer, sell, exchange, pledge, gift, or otherwise dispose of or encumber (collectively, "Transfer") any of the Shares or any New Shares or to discuss, negotiate, or make any offer or agreement relating thereto. Stockholder acknowledges that the intent of the foregoing sentence is to ensure that Parent retains the right under the Proxy (as defined in Section 2 hereof) to vote the Shares and any New Shares in accordance with the terms of the Proxy.

     2. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Exhibit A (the "Proxy") with respect to the Shares and New Shares, which, subject to Section 7 hereof, shall be irrevocable to the fullest extent permitted by applicable law.

     3. Representations and Warranties of the Stockholder.

          (i) Stockholder is the beneficial owner of the Shares free and clear of any liens, claims, options, charges or other encumbrances.

          (ii) Stockholder does not beneficially own any securities of the Company other than the shares of Common Stock of the Company and options and warrants to purchase shares of Common Stock of the Company indicated on Annex I to this Agreement.

          (iii) Stockholder (A) has full authority to vote and direct the voting of the Shares; (B) does not beneficially own any securities of the Company other than the Shares indicated on the final page of this Agreement; and
     (C) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

          (iv) Stockholder acknowledges and understands that the representations, warranties and covenants by Stockholder set forth herein shall be relied upon by Parent, the Company and their respective affiliates, and counsel, and that substantial losses and damages may be incurred by these persons if Stockholder's representations, warranties or covenants are breached. Stockholder has carefully read this Agreement and the Merger Agreement and has discussed the requirements of this Agreement with Stockholder's professional advisors, who are qualified to advise Stockholder with regard to such matters.

     4. Compliance with Rule 145 and the Securities Act.

     4.1 Stockholder has been advised that (i) the issuance of shares of Parent Common Stock in connection with the Merger is expected to be effected pursuant to a registration statement on Form S-4 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the resale of such shares by Stockholder shall be subject to the terms of this Agreement, and (ii) Stockholder may be deemed to be an affiliate of the Company. Stockholder accordingly agrees not to sell, transfer or otherwise dispose of any Parent Common Stock issued to Stockholder in the Merger unless (i) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Securities Act ("Rule 145"), (ii) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or an appropriate exemption from registration, (iii) Stockholder delivers to Parent a written opinion of counsel, reasonably acceptable to Parent in form and substance, that such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act or
(iv) an authorized representative of the Commission shall have rendered written advice ("No-Action Correspondence") to Stockholder to the effect that the Commission would take no action, or that the staff of the

Commission would not recommend that the Commission take any action, with respect to the proposed sale, transfer or other disposition if consummated.

     4.2 Parent shall give stop transfer instructions to its transfer agent with respect to any Parent Common Stock received by Stockholder pursuant to the Merger and there shall be placed on the certificates representing such Common Stock, or any substitutions therefor, issued prior to the termination of the restrictions described in Section 4.1 a legend stating in substance:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 APPLIES AND MAY ONLY BE TRANSFERRED (A) IN CONFORMITY WITH RULE 145(D), (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (C) IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (D) AS IS OTHERWISE PERMITTED UNDER
     THAT CERTAIN COMPANY VOTING/AFFILIATE AGREEMENT DATED AS OF JANUARY   ,
     2000, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER."

     The legend set forth above shall be removed (by delivery of a substitute certificate without such legend) and Parent shall instruct its transfer agent to remove such legend, if Stockholder delivers to Parent (i) satisfactory written evidence that the shares have been sold in compliance with Rule 145 (in which case, the substitute certificate shall be issued in the name of the transferee),
(ii) a copy of the No-Action Correspondence, or (iii) an opinion of counsel, in form and substance reasonably satisfactory to Parent, to the effect that public sale of the shares by the holder thereof is no longer subject to Rule 145.

     5. Additional Documents; Stockholder Agreement. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the intent of this Agreement.

     6. Parent Information. From and after the Effective Time, and as long as is necessary in order to permit Stockholder to sell Parent Common Stock held by Stockholder pursuant to Rule 145, Parent shall file on a timely basis all reports required to be filed by it pursuant to the Exchange Act, and shall otherwise make available adequate information regarding Parent in such manner as may be required to satisfy the requirements of Rule 144(c) under the Rules and Regulations.

     7. Termination. This Agreement and the Proxy shall terminate and shall have no further force or effect as of the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (ii) such date and time as the Merger Agreement shall have been terminated in accordance with its terms.

     8. Miscellaneous.

     8.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     8.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and any person or entity to which legal or beneficial ownership of such Shares or New Shares shall pass whether by operation of law or otherwise, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

     8.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     8.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

     8.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person or sent by overnight courier by a reputable carrier (prepaid) to the respective parties as follows:

        If to Parent:

          ScanSoft, Inc. 9 Centennial Drive Peabody, MA 01960 Attn: President and Chief Executive Officer

        With a copy to:

          Wilson Sonsini Goodrich & Rosati, P.C. 650 Page Mill Road Palo Alto, California 94304-1050 Attention: Katharine A. Martin, Esq. Daniel R.
                                           Mitz, Esq

        If to the Stockholder:

          To the address for notice set forth on the signature page hereof.

        With a copy to:

          Cooley Godward LLP 5 Palo Alto Square 3000 El Camino Real Palo Alto, California 94306 Attention: Keith Flaum, Esq.

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

     8.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware (without regard to the principles of conflict of laws thereof).

     8.7 Further Assurances. Stockholder shall execute and/or cause to be delivered to Parent such instruments and other documents and shall take such other actions as Parent may reasonably request to effectuate the intent and purposes of this Agreement.

     8.8 Third Party Reliance. Counsel to Parent and the Company shall be entitled to rely upon this Agreement.

     8.9  Survival. The representations, warranties, covenants contained in
Section 4 of this Agreement shall survive the Merger.

     8.10 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

     8.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     8.12 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Company Voting/Affiliate Agreement to be duly executed on the date and year first above written.

                                          PARENT

                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          STOCKHOLDER:

                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                          Stockholder's Address for Notice:

                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------

             [SIGNATURE PAGE TO COMPANY VOTING/AFFILIATE AGREEMENT]

                                    ANNEX I

     Stockholder beneficially owns and has voting control over the following capital stock of the Company:

COMMON STOCK

     1.  __________ shares of Common Stock of the Company.

OPTIONS, WARRANTS AND OTHER CONVERTIBLE SECURITIES

     1.  __________ shares of           Stock issuable upon exercise of Stock
        Options.

     2.  __________ shares of           Stock issuable upon exercise of
        Warrants.

     3.  __________ shares of           Stock issuable upon exercise or
        conversion of other outstanding securities of the Company.

                                   EXHIBIT A

                               IRREVOCABLE PROXY

     The undersigned Stockholder of Caere Corporation, a Delaware corporation (the "Company"), hereby irrevocably appoints the directors on the Board of Directors of ScanSoft, Inc., a Delaware corporation ("Parent"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares (as each such term is defined in the Company Voting/Affiliate Agreement of even date between Parent and the Stockholder (the "Voting Agreement")) on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

     This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 7 of the Voting Agreement), is granted pursuant to the Voting Agreement, is granted in consideration of Parent entering into the Merger Agreement (as defined in the Voting Agreement) and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 7 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at every annual, special or adjourned meeting of the Company's stockholders, and in every written consent in lieu of such a meeting, or otherwise, to vote the Shares and the New Shares:

          (i) in favor of approval of the Merger (as defined in the Voting Agreement) and the adoption and approval of the Merger Agreement including all actions contemplated thereby; and

          (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the Merger Agreement (collectively, the matters identified in clauses "(i)" and "(ii)" hereof are referred to herein as the "Specified Matters").

     The attorneys and proxies named above may only exercise this proxy to vote the Shares and any New Shares subject hereto at any time prior to the termination of this proxy pursuant to Section 7 of the Voting Agreement, at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting. The undersigned Stockholder may vote the Shares and New Shares on all matters other than the Specified Matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This proxy is irrevocable and coupled with an interest.

Dated: January 15, 2000

                                          Signature of Stockholder:

                                          Print Name of Stockholder:

                                  ***PROXY***

                                                                         ANNEX C

                            PARENT VOTING AGREEMENT

     This Parent Voting Agreement ("Agreement") is made and entered into as of January 15, 2000, between Caere Corporation, a Delaware corporation (the "Company"), and the undersigned stockholder ("Stockholder") of ScanSoft, Inc., a Delaware corporation ("Parent").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, Parent, the Company and Scorpion Acquisitions Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), are entering into an Agreement and Plan of Reorganization attached hereto and made a part hereof (the "Merger Agreement") which provides for the merger (the "Merger") of Merger Sub and the Company. Pursuant to the Merger, all of the issued and outstanding shares of capital stock of the Company will be converted at the Effective Time (as defined in the Merger Agreement) into shares of Common Stock of Parent and the right to receive cash on the basis described in the Merger Agreement.

     B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of outstanding shares of capital stock of the Company indicated on Annex I to this Agreement.

     C. As a material inducement to enter into the Merger Agreement, Parent and the Company desire the Stockholder to agree, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Stockholder is willing to agree, to vote the Shares and New Shares (as defined below) so as to facilitate consummation of the Merger.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1. Agreement to Vote Shares; Additional Purchases; Transfers and
Encumbrance.

     1.1 Agreement to Vote Shares. During the term of this Agreement, at every meeting of the stockholders of Parent called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Parent with respect to any of the following, Stockholder shall cause the Shares and any New Shares (as defined below) to be voted in favor of the issuance of shares of Parent Common Stock pursuant to the Merger, and an amendment to Parent's certificate of incorporation to increase the authorized number of shares of Parent Common Stock by an amount sufficient to permit Parent to effect the lawful and valid issuance to the stockholders of the Company of that number of shares of Parent Common Stock to be issued to the stockholders of the Company pursuant to the Merger Agreement.

     1.2 Definition. For purposes of this Agreement, "Shares" shall mean all issued and outstanding shares of capital stock of Parent for which Stockholder is the beneficial owner or over which Stockholder has voting control, including any securities convertible into, or exercisable or exchangeable for shares of Parent's capital stock, all as set forth on Annex I attached hereto.

     1.3 Additional Purchases. Stockholder agrees that any shares of capital stock of Parent that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership or voting control after the execution of this Agreement and prior to the date of termination of this Agreement ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     1.4 Transfer and Encumbrance. Without the prior written consent of the Company, Stockholder agrees not to transfer, sell, exchange, pledge, gift, or otherwise dispose of or encumber (collectively, "Transfer") any of the Shares or any New Shares or to make any offer or agreement relating thereto. Stockholder acknowledges that the intent of the foregoing sentence is to ensure that the Company retains the right under the Proxy (as defined in Section 2 hereof) to vote the Shares and any New Shares in accordance with the terms of the Proxy.

     2. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A (the "Proxy") with respect to the Shares and New Shares, which, subject to Section 6 hereof, shall be irrevocable to the fullest extent permitted by applicable law.

     3. Representations and Warranties of the Stockholder.

          (i) Stockholder is the beneficial owner of the Shares free and clear of any liens, claims, options, charges or other encumbrances.

          (ii) Stockholder does not beneficially own any securities of Parent other than the shares of Common Stock of Parent and options and warrants to purchase shares of Common Stock of Parent indicated on Annex I to this Agreement.

          (iii) Except as set forth in the Voting Agreement dated as of March 2, 1999, by and among Parent, Xerox Corporation, and certain of the stockholders of Parent, Stockholder (A) has full authority to vote and direct the voting of the Shares; (B) does not beneficially own any securities of Parent other than the Shares indicated on the final page of this Agreement; and (C) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

     4. Additional Documents; Stockholder Agreement. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of the Company, to carry out the intent of this Agreement.

     5. Consent and Waiver. During the term of this Agreement, Stockholder shall give any consents or waivers that are reasonably required for the consummation of the Merger pursuant to the merger agreement under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.

     6. Termination. This Agreement and the Proxy shall terminate and shall have no further force or effect as of the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) such date and time as the Merger Agreement shall have been terminated in accordance with its terms, or (iii) the amendment, extension or waiver of any of the material provisions of the Merger Agreement unless Stockholder has given its prior written consent to same.

     7. Miscellaneous.

     7.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     7.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and any person or entity to which legal or beneficial ownership of such Shares or New Shares shall pass whether by operation of law or otherwise, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

     7.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     7.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the Company upon any such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Company at law or in equity.

     7.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person or sent by overnight courier by a reputable carrier (prepaid) to the respective parties as follows:

        If to the Company:

           Caere Corporation
           100 Cooper Court
           Los Gatos, CA 95030
           Attn: President and Chief Executive Officer

        With a copy to:

           Cooley Godward LLP
           5 Palo Alto Square
           3000 El Camino Real
           Palo Alto, California 94306
           Attention: Keith Flaum, Esq.

        If to the Stockholder:

           To the address for notice set forth on the signature page hereof.

        With a copy to:

           Xerox Corporation
           P.O. Box 1600
           800 Long Ridge Road
           Stamford, Connecticut 06904
           Attention: Senior Vice President and General Counsel

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

     7.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware (without regard to any principles of conflict of laws thereof which would require a different choice of law).

     7.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

     7.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     7.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Parent Voting Agreement to be duly executed on the date and year first above written.

                                          COMPANY

                                          By: /s/ ROBERT TERESI
                                            ------------------------------------
                                          Name: Robert Teresi
                                          Title: President and Chief Executive
                                          Officer

                                          STOCKHOLDER:
                                          XEROX IMAGING SYSTEMS, INC.

                                          By: /s/ PAUL RICCI
                                            ------------------------------------
                                          Name: Paul Ricci
                                          Title:

                                          Stockholder's Address for Notice:

                                          P. O. Box 1600
                                          800 Long Ridge Road
                                          Stamford, Connecticut 06904

                  [SIGNATURE PAGE TO PARENT VOTING AGREEMENT]

                                    ANNEX I

     Stockholder beneficially owns and has voting control over the following capital stock of Parent:

COMMON STOCK

     1. 11,853,602 shares of Common Stock of Parent.

OPTIONS, WARRANTS AND OTHER CONVERTIBLE SECURITIES

     1. 0 shares of capital stock issuable upon exercise of Stock Options.

     2. 316,630 shares of Common Stock issuable upon exercise of Warrants (as of January 14, 2000).

     3. 3,562,238 shares of Series B Preferred Stock issuable upon exercise or conversion of other outstanding securities of Parent.

                                   EXHIBIT A

                               IRREVOCABLE PROXY

     The undersigned Stockholder of ScanSoft, Inc., a Delaware corporation (the "Parent"), hereby irrevocably appoints the directors on the Board of Directors of Caere Corporation, a Delaware corporation (the "Company"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the voting of the Shares and New Shares (as each such term is defined in the Parent Voting Agreement of even date between Parent and the Stockholder (the "Voting Agreement")) on the matters described below (and on no other matter), until such time as the Voting Agreement shall be terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

     This proxy is irrevocable (to the fullest extent permitted by law and subject to the termination of the Proxy as set forth in Section 6 of the Voting Agreement), is granted pursuant to the Voting Agreement, is granted in consideration of the Company entering into the Merger Agreement (as defined in the Voting Agreement) and is coupled with an interest. The attorneys and proxies named above will be empowered at any time prior to the termination of this proxy pursuant to Section 6 of the Voting Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares and the New Shares) of the undersigned at every annual, special or adjourned meeting of Parent's stockholders, and in every written consent in lieu of such a meeting, or otherwise, to vote the Shares and the New Shares in favor of the issuance of shares of Parent Common Stock pursuant to the Merger (as defined in the Voting Agreement), and an amendment to Parent's certificate of incorporation to increase the authorized number of shares of Parent Common Stock by an amount sufficient to permit Parent to effect the lawful and valid issuance to the stockholders of the Company of the number of shares of Parent Common Stock to be issued to the stockholders of the Company pursuant to the Merger Agreement (collectively, the "Specified Matters").

     The attorneys and proxies named above may only exercise this proxy to vote the Shares and any New Shares subject hereto at any time prior to the termination of this proxy pursuant to Section 6 of the Voting Agreement, at every annual, special or adjourned meeting of the stockholders of Parent and in every written consent in lieu of such meeting. The undersigned Stockholder may vote the Shares and New Shares on all matters other than the Specified Matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This proxy is irrevocable and coupled with an interest.

Dated: January 15, 2000

                                          Signature of Stockholder:

                                          /s/ Paul Ricci, for Xerox Imaging
                                          Systems, Inc.
                                          --------------------------------------

                                          Print Name of Stockholder:
                                          Xerox Imaging Systems, Inc.
                                          --------------------------------------

                                  ***PROXY***

                                                                         ANNEX D

                    NON-COMPETITION AND CONSULTING AGREEMENT

     This Non-Competition and Consulting Agreement is made by and between ScanSoft, Inc., a Delaware corporation ("ScanSoft"), and you, Robert Teresi ("Teresi"), effective (the "Effective Date") as of the closing (the "Closing") of the Agreement and Plan of Merger (the "Merger Agreement") among ScanSoft, ScanSoft Acquisition Corp., a Delaware corporation ("Acquisition Corp."), and Caere corporation, a Delaware corporation ("Caere").

     WHEREAS Teresi is the President and Chief Executive Officer and a substantial stockholder of Caere;

     WHEREAS pursuant to the Merger Agreement, Caere will merge with and into Acquisition Corp. and Acquisition Corp. will survive the merger as a wholly owned subsidiary of ScanSoft;

     WHEREAS to preserve the value of Caere's business, Scansoft has required Teresi to agree to enter into a non-competition agreement and to provide consulting services to ensure an orderly transition of the businesses of Caere and its subsidiaries following the merger;

     NOW, THEREFORE, in consideration of the Merger Agreement and other promises contained herein, the parties agree as follows:

     1. Position, Duties and Term of Consulting. You will serve as a consultant to ScanSoft for the three month period beginning on the Effective Date and, at ScanSoft's option, for up to an additional consecutive three month period thereafter (the "Consulting Term"). You will render such business and professional services in the performance of your duties as may be reasonably requested by ScanSoft to ensure an orderly transition and integration of the business following the Merger; provided, however, ScanSoft shall not request you to perform more than 35 hours of service in any single month.

     2. Compensation.

     (a) For each hour of consulting services that you render to ScanSoft after the merger, you will be paid a consulting fee of $156. In addition, subject to
Section 2(b) and 2(c) below, within five (5) business days following the second anniversary of the Closing, ScanSoft shall calculate and pay a cash bonus (the "Cash Bonus") to you equal in amount to the product of (x) the difference between $13.50 and the average of the closing prices for ScanSoft's Common Stock on the Nasdaq Stock Market as reported in the Wall Street Journal during the five business day period ending on the second anniversary of the Closing and (y) 486,548.

     (b) If during the two year period ending on the second anniversary of the Closing the closing prices for ScanSoft's Common Stock for three consecutive trading days during any Permitted Window exceeds $13.50, then ScanSoft shall not be obligated to pay the Cash Bonus with respect to the number of shares that you owned and sold or could have sold under federal securities laws and ScanSoft's federal securities law compliance program within the Permitted Window (i.e., the 486,548 figure in Section 2(a) will be reduced by the number of shares that you owned and sold or could have sold during the Permitted Window). Permitted Window shall mean any trading day during which Teresi is not precluded from engaging in transactions in ScanSoft's securities by ScanSoft's federal securities law compliance program, as such program may be amended from time to time. This
Section 2(b) shall not apply until you have received ScanSoft common stock in exchange for your Caere common stock or stock options.

     (c) Notwithstanding Section 2(a), if Teresi violates Section 3 below or
Section 4.2 of Teresi's Executive Compensation and Benefits Continuation Agreement dated December 28, 1994 between

Teresi and Caere (the "Employment Agreement"), Company shall have no obligation to make any payment of the Cash Bonus hereunder.

     (d) The exercise period for all stock options that you have at the time of the Effective Date shall be extended to the second anniversary of the Closing provided that any incentive stock options that are not exercised within three months of the termination of your employment with Caere shall be converted into nonstatutory stock options that may be exercised up to the second anniversary of the Closing.

     3. Non-Competition and Non-Solicitation.

     (a) You agree that during the period beginning on the Effective Date and ending two years thereafter, you, directly or indirectly, whether as employee, owner, sole proprietor, partner, director, member, consultant, agent, founder, co-venturer or otherwise, will: (i) not engage, participate or invest in any business activity anywhere in the Restricted Territory which produces, sells or distributes products that compete with Caere's current product line which includes Caere's OmniPage optical character recognition software, Omniform form processing software, Pagekeeper desktop management software, and Image AXS (collectively referred to as "Businesses") except that it will not be a violation of this Section 3(a)(i) for you to own as a passive investment not more than one percent of any class of publicly traded securities of any entity;
(ii) not recruit or otherwise solicit, induce or influence any person to leave employment with the Businesses; and (iii) not directly or indirectly solicit business from any of Caere's customers and users on behalf of any business that directly competes with the Businesses.

     (b) For all purposes hereof, the term "Restricted Territory" shall mean each and every country, province, state, city or other political subdivision of North America, Asia and Europe in which ScanSoft or Caere or any of their subsidiaries is currently engaged in business or otherwise distributes, licenses or sells their products.

     (c) The covenants contained in Section 3(a) hereof shall be construed as a series of separate covenants, one for each country, province, state, city or other political subdivision of the Restricted Territory. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 3(a) hereof. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this
Section 3 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable laws.

     (d) Teresi acknowledges that (i) the goodwill associated with the existing business, customers and assets of Caere and its subsidiaries are an integral component of the value of Caere to ScanSoft and is reflected in the portion of the Per Share Merger Consideration (as that term is defined in the Merger Agreement) payable to Teresi as a stockholder, and (ii) Teresi's agreement as set forth herein is necessary to preserve the value of Caere for ScanSoft following the merger. Teresi also acknowledges that the limitations of time, geography and scope of activity agreed to in this Agreement are reasonable because, among other things, (A) Caere and ScanSoft are engaged in a highly competitive industry, (B) Teresi has unique access to, and will continue to have access to, the trade secrets and know-how of Caere and its subsidiaries, including, without limitation, the plans and strategy (and, in particular, the competitive strategy) of Caere, (C) Teresi is receiving significant consideration in connection with the merger, and (D) Teresi will be able to obtain suitable and satisfactory employment without violation of this Agreement.

     4. Non-Disparagement. You agree to refrain from making any negative comments concerning Caere's or ScanSoft's business, products or services, officers, employees and directors and to refrain from any, defamation, libel or slander of Caere or ScanSoft and their respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns or tortious interference with the contracts and relationships of ScanSoft or Caere and their respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns.

     5. Assignment. This Agreement will be binding upon and inure to the benefit of (a) your estate, executors and legal representatives upon your death and (b) any successor of ScanSoft. Any such successor of ScanSoft will be deemed substituted for ScanSoft under the terms of this Agreement for all purposes. For this purpose, "successor" means any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of ScanSoft. None of your rights to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of your right to compensation or other benefits will be null and void.

     6. Notices. All notices, requests, demands and other communications called for hereunder shall be in writing and will be deemed given (i) on the date of delivery if delivered personally, (ii) one (1) day after being sent by a well established commercial overnight service, or (iii) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:

        If to ScanSoft:

           ScanSoft, Inc.
           9 Centennia Drive
           Peabody, MA 01969
           Attn:  Tom D'Errico

        If to you:

           at the last residential address known by ScanSoft.

     7. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision.

     8. Confidentiality. During the Consulting Term and thereafter, you agree to use your best efforts to maintain in confidence any Caere confidential, proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customer lists and customers (including, but not limited to, customers of Caere on whom you called or with whom you became acquainted during the term of your employment), markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information disclosed to you in confidence by Caere either directly or indirectly in writing or orally (hereinafter collectively referred to as "Employment Information"); provided, however, that you will not be precluded from contacting customers for any businesses that do not compete with the Businesses which are publicly known. Except as provided in this Section 8, you agree to take every reasonable precaution to prevent disclosure of any Employment Information to third parties, and agree that there will be no publicity, directly or indirectly, concerning any Employment Information. You agree to take every precaution to disclose Employment Information only to those attorneys, accountants, governmental entities and family members who have a reasonable need to know of such Employment Information.

     9. Entire Agreement. This Agreement represents the entire agreement and understanding between ScanSoft and you concerning the matters contained herein, and supersedes and replaces any and all prior agreements and understandings concerning your consulting relationship with ScanSoft. Notwithstanding the preceding sentence, this Agreement shall have no effect on the Merger Agreement or any exhibit thereto, the Employment Agreement or Caere's existing employee and officer benefit plans and programs (including but not limited to Caere's stock option plans, severance benefit plans and Severance Policy for Executive Officers in Case of Involuntary Termination).

     10. Cooperation With Company. During and after the Consultancy Term, you will cooperate fully with ScanSoft, including, but not limited to, responding to requests of ScanSoft's Chairman of the Board, Chief Executive Officer, or Chief Financial Officer, in connection with any and all existing or future litigation, arbitrations, mediations or investigations brought by or against ScanSoft or any of its affiliates, agents, officers, directors or employees, whether administrative, civil or criminal in nature, in which ScanSoft reasonably deems your cooperation necessary or desirable. You agree to provide advice, assistance and information, including offering and explaining evidence, providing sworn statements, participating in discovery and trial preparation and testimony as may reasonably be deemed necessary or desirable by ScanSoft relating to its position in any such legal proceedings. You also agree to promptly send ScanSoft copies of all correspondence (for example, but not limited to, subpoenas) received by you in connection with any such legal proceedings, unless you are expressly prohibited by law from so doing. You will act in good faith to furnish the information and cooperation required by this Section 10 and ScanSoft will act in good faith so that the requirement to furnish such information and cooperation does not create an undue hardship for you. ScanSoft will pay you for your services required under this Section 9 at the hourly consulting fee rate set forth in Section 2(a) and will reimburse you for reasonable out-of-pocket expenses incurred by you as a result of your cooperation, within 10 days of the presentation of appropriate documentation thereof, in accordance with ScanSoft's standard reimbursement policies and procedures.

     11. No Oral Modification, Cancellation or Discharge. This Agreement may be changed or terminated only in writing.

     12. Withholding. ScanSoft is authorized to withhold, or cause to be withheld, from any payment or benefit under this Agreement the full amount of any applicable withholding taxes.

     13. Governing Law. This Agreement will be governed by the laws of the State of California (with the exception of its conflict of laws provisions).

     14. Acknowledgment. You acknowledge that you (a) have read this Agreement,
(b) have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of your own choice or that you voluntarily have declined to counsel, (c) understand the terms and consequences of this Agreement, and (d) are fully aware of the legal and binding effect of this Agreement.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the respective dates set forth below:

                     ROBERT TERESI
                   /s/ ROBERT TERESI                                      Date: January 15, 2000
--------------------------------------------------------
                     Robert Teresi

                     SCANSOFT, INC.
                    /s/ MIKE TIVNAN                                       Date: January 15, 2000
--------------------------------------------------------
                      Mike Tivnan
         President and Chief Executive Officer

                                                                         ANNEX E

                                                        BEAR, STEARNS & CO. INC.

                                                                 245 PARK AVENUE
                                                        NEW YORK, NEW YORK 10167
                                                             TEL: (212) 272-2000

                                                                ATLANTA - BOSTON

                                                  CHICAGO - DALLAS - LOS ANGELES
                                                        NEW YORK - SAN FRANCISCO

                                             SAO PAULO - LONDON - PARIS - GENEVA
                                          BEIJING - HONG KONG - SHANGHAI - TOKYO

January 15, 2000

The Board of Directors
Caere Corporation
100 Cooper Court
Los Gatos, CA 95032

Gentlemen:

     We understand that Caere Corporation ("Caere"), ScanSoft, Inc. ("ScanSoft") and ScanSoft Acquisition Corporation propose to enter into an Agreement and Plan of Reorganization dated January 15, 2000 (the "Agreement") pursuant to which each outstanding share of common stock of Caere will be exchanged for (i) $4.00 in cash and (ii) $7.75 in ScanSoft common stock (subject to a collar) as more fully set forth in the Agreement (such cash and common stock is referred to herein as the "Per Share Consideration") by means of a merger with ScanSoft Acquisition Corporation (the "Merger"). The Agreement also provides for the conversion of each outstanding option to acquire Caere common stock into an option to purchase ScanSoft common stock with adjustments made to reflect the Per Share Consideration as more fully set forth in the Agreement (such series of transactions herein collectively referred to as the "Transaction").

     You have asked us to render our opinion as to whether the Per Share Consideration is fair, from a financial point of view, to the shareholders of Caere.

     In the course of performing our review and analyses for rendering this opinion, we have:

     - reviewed a draft of the Agreement;

     - reviewed Caere's Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 1998 and its Quarterly Report on Form 10-Q for the period ended September 30, 1999;

     - reviewed certain operating and financial information, including projections and cost savings and other potential synergies provided to us by Caere's management relating to Caere's businesses and prospects;

     - met with certain members of Caere's senior management to discuss Caere's businesses, operations, historical and projected financial results and future prospects;

     - reviewed ScanSoft's Annual Report to Shareholders on Form 10-K for the fiscal year ended January 3, 1999 and its Quarterly Report on Form 10-Q for the period ended September 30, 1999;

     - reviewed certain operating and financial information, including projections and cost savings and other potential synergies, provided to us by ScanSoft's management relating to ScanSoft's businesses and prospects;

     - met with certain members of ScanSoft's senior management to discuss ScanSoft's businesses, operations, historical and projected financial results and future prospects;

     - reviewed the historical prices, valuation parameters and trading volume of the common shares of Caere and ScanSoft;

     - reviewed publicly available financial data, stock market performance data and valuation parameters of companies which we deemed generally comparable to Caere and ScanSoft;

     - reviewed the terms of recent acquisitions of companies which we deemed generally comparable to Caere and the Transaction;

     - performed discounted cash flow analyses based on the projections for Caere and ScanSoft furnished to us;

     - reviewed the pro forma financial results, financial condition and capitalization of ScanSoft giving effect to the Transaction; and

     - conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

     We have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information, including, without limitation, the projections and cost savings and other potential synergies provided to us by Caere and ScanSoft. With respect to Caere's and ScanSoft's projected financial results and the potential synergies that could be achieved upon consummation of the Transaction, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior managements of Caere and ScanSoft as to the expected future performance of Caere and ScanSoft, respectively. We have not assumed any responsibility for the independent verification of any such information or of the projections provided to us, and we have further relied upon the assurances of the senior management of Caere and ScanSoft that they are unaware of any facts that would make the information, including the projections, provided to us incomplete or misleading.

     In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities of Caere, nor have we been furnished with any such appraisals. During the course of our engagement, we were asked by the Board of Directors to solicit indications of interest from various third parties regarding a transaction with Caere, and we have considered the results of such solicitation in rendering our opinion. We have assumed that the Transaction will be consummated without any regulatory limitations, restrictions, conditions, amendments or modifications that, collectively, would have a material effect on Caere or ScanSoft. Our opinion is necessarily based on economic, market and other conditions, and the information made available to us, as of the date hereof.

     We do not express any opinion as to the price or range of prices at which the shares of common stock of Caere and ScanSoft may trade subsequent to the announcement of the Merger or as to the price or range of prices at which the shares of common stock of ScanSoft may trade subsequent to the consummation of the Merger.

     We have acted as a financial advisor to Caere in connection with the Transaction and will receive a fee for such services. In the ordinary course of business, Bear Stearns may actively trade the equity securities of Caere and/or ScanSoft for our own account and for the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

     It is understood that this letter is intended for the benefit and use of the Board of Directors of Caere and does not constitute a recommendation to the Board of Directors of Caere or any holders of Caere common stock as to how to vote their shares in connection with the Merger. This opinion does not address Caere's underlying business decision to pursue the Transaction. This letter is not to be used for any other purpose, or reproduced, disseminated, quoted to or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be included in its entirety in any joint proxy statement to be distributed to the holders of Caere common stock in connection with the Transaction.

     Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Per Share Consideration is fair, from a financial point of view, to the shareholders of Caere.

                                          Very truly yours,

                                          BEAR, STEARNS & CO. INC.

                                          By:      /s/ EDWARD RIMLAND
                                            ------------------------------------
                                              Edward Rimland
                                              Senior Managing Director

                                                                         ANNEX F

                                                   Investment Banking

                                                   Corporate and Institutional
                                                   Client Group

[MERRILL LYNCH LOGO]                               World Financial Center
                                                   North Tower
                                                   New York, New York 10281-1320
                                                   212 449 1000

                                January 15, 2000

Board of Directors
ScanSoft, Inc.
9 Centennial Drive
Peabody, MA 01960

Members of the Board of Directors:

     ScanSoft, Inc. (the "Acquiror") and Caere Corporation (the "Company") propose to enter into an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Company will be merged (the "Merger") with a newly formed, wholly owned subsidiary of the Acquiror. Pursuant to the Merger, each outstanding share of the Company's common stock, par value $.001 per share (the "Company Shares"), will be converted into the right to receive (i) such number of shares (rounded to five decimal points) of the Acquiror's common stock, par value $.001 per share (the "Acquiror Shares"), as shall be equal to $7.75 divided by the Average Trading Price (as defined below), and (ii) $4.00 in cash (the "Cash Consideration"). The Agreement also provides that if the Average Trading Price is less than $4.50 per share, the Average Trading Price will be deemed to be $4.50 per share, and if the Average Trading Price is greater than $8.50 per share, the Average Trading Price will be deemed to be $8.50 per share. For purposes of our opinion, the term "Average Trading Price" means the average closing sale price of one share of Acquiror Shares as reported on the Nasdaq National Market System for the ten consecutive trading days ending on the trading day immediately preceding the closing date of the Merger, and the term "Consideration" means the aggregate amount of cash and Acquiror Shares to be paid by the Acquiror pursuant to the Merger.

     You have asked us whether, in our opinion, the Consideration to be paid by the Acquiror pursuant to the Merger is fair from a financial point of view to the Acquiror.

     In arriving at the opinion set forth below, we have, among other things:

     (1) Reviewed certain publicly available business and financial information relating to the Company and the Acquiror that we deemed to be relevant;

     (2) Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company and the Acquiror, as well as the amount and timing of the cost savings and related expenses and synergies expected to result from the Merger (the "Expected Synergies") furnished to us by the Acquiror;

     (3) Conducted discussions with members of senior management and representatives of the Company and the Acquiror concerning the matters described in clauses 1 and 2 above, as well as their respective businesses and prospects before and after giving effect to the Merger and the Expected Synergies;

     (4) Compared the proposed financial terms of the Merger with the financial terms of certain other transactions that we deemed to be relevant;

     (5) Participated in certain discussions and negotiations among representatives of the Company and the Acquiror and their financial and legal advisors;

     (6)  Reviewed the potential pro forma impact of the Merger;

     (7)  Reviewed a draft dated January 14, 2000 of the Agreement; and

     (8) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

     In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of the Company or the Acquiror or been furnished with any such evaluation or appraisal. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or the Acquiror. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with us by the Company or the Acquiror, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's or the Acquiror's management as to the expected future financial performance of the Company or the Acquiror, as the case may be, and the Expected Synergies. We have further assumed that the Merger will qualify as a tax-free reorganization for U.S. federal income tax purposes. We have also assumed that the final form of the Agreement will be substantially similar to the last draft reviewed by us.

     Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof. We have assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Merger, no restrictions, including any divestiture requirements or amendments or modifications, will be imposed that will have a material adverse effect on the contemplated benefits of the Merger.

     In connection with the preparation of this opinion, we have not been authorized by the Acquiror or the Board of Directors to solicit, nor have we solicited, third party indications of interest for the acquisition of all or any part of the Acquiror.

     We are acting as financial advisor to the Acquiror in connection with the Merger and will receive a fee from the Acquiror for our services, a significant portion of which is contingent upon the consummation of the Merger. In addition, the Acquiror has agreed to indemnify us for certain liabilities arising out of our engagement. We have, in the past, provided financial advisory services to the Acquiror and certain of its affiliates and may continue to do so and have received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of our business, we may actively trade the Company Shares, as well as the Acquiror Shares, for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     This opinion is for the use and benefit of the Board of Directors of the Acquiror. Our opinion does not address the merits of the underlying decision by the Acquiror to engage in the Merger and does not constitute a recommendation to any shareholder of the Acquiror as to how such shareholder should vote on the proposed issuance of Acquiror Shares in connection with the Merger or any matter related thereto.

     We are not expressing any opinion herein as to the prices at which the Acquiror Shares will trade following the announcement or consummation of the Merger.

     On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be paid by the Acquiror pursuant to the Merger is fair from a financial point of view to the Acquiror.

                                  Very truly yours,

                                  MERRILL LYNCH, PIERCE, FENNER & SMITH
                                              INCORPORATED

                                                                         ANNEX G

     APPRAISAL RIGHTS. -- (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to sec.228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sec.251 (other than a merger effected pursuant to sec.251(g) of this title), sec.252, sec.254, sec.257, sec.258, sec.263 or sec.264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of sec.251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sec.sec.251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under sec.253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to sec.228 or sec.253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                         ANNEX H

               AMENDMENT TO SCANSOFT CERTIFICATE OF INCORPORATION

                            ------------------------

                        CERTIFICATE OF AMENDMENT OF THE
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                               OF SCANSOFT, INC.

     The undersigned certifies that:

          1. He is the Chief Executive Officer of ScanSoft, Inc., a Delaware corporation.

          2. The first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of this corporation is amended to read as follows:

             "This Corporation is authorized to issue two classes of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred Stock"). The total number of shares which the Corporation is authorized to issue is One Hundred Eighty Million (180,000,000) shares. The number of shares of Common Stock authorized to be issued is One Hundred Forty Million (140,000,000) par value $.001 per share, and the number of shares of Preferred Stock authorized to be issued is Forty Million (40,000,000) par value $.001 per share."

          3. The foregoing amendment of the Amended and Restated Certificate of Incorporation has been duly approved by the board of directors.

          4. The foregoing amendment of the Amended and Restated Certificate of Incorporation has been duly approved by the required vote of stockholders in accordance with the Certificate of Incorporation and the provisions of
     Section 242 of the Delaware General Corporation Law.

     I hereby further declare under penalty of perjury under the laws of the State of Delaware that the facts set forth in this certificate of amendment are true and correct of my own knowledge and that this certificate is my act and deed.

Dated:              , 2000

                                      ------------------------------------------
                                      Michael Tivnan,
                                      President and Chief Executive Officer

PROXY                            SCANSOFT, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 13, 2000

The undersigned hereby appoints Michael K. Tivnan and John J. Rogers, Jr., and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of ScanSoft, Inc. (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, on Monday, March 13, 2000, at 8:00 a.m., local time and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

                   Continued And To Be Signed On Reverse Side

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1. To approve the issuance of shares of Company Common Stock in the merger of Caere Corporation with and into Scorpion Acquisitions Corporation, a wholly-owned subsidiary of the Company, as contemplated by an Agreement and Plan of Reorganization dated as of January 15, 2000, among the Company, Caere Corporation and Scorpion Acquisitions Corporation. In the merger, for each share of outstanding Caere Common Stock, ScanSoft will issue $4.00 cash and a number of shares of ScanSoft Common Stock equal to $7.75, divided by the average closing sale price of a share of ScanSoft Common Stock for the ten trading days ending on the day preceding the consummation of the merger. However, if the average closing sale price is greater than $8.50, then it will be deemed to be $8.50, and if the average closing sale price is less
   than $4.50, then it will be deemed to be $4.50.             FOR [ ] AGAINST [
   ] ABSTAIN [ ]

2. To approve the amendment of the certificate of incorporation of the Company to (i) increase the number of shares of ScanSoft capital stock authorized for issuance thereunder by 90,000,000 shares to an aggregate of 180,000,000 shares, (ii) increase the number of shares of ScanSoft Common Stock authorized for issuance thereunder by 70,000,000 shares to an aggregate of 140,000,000 shares, and (iii) increase the number of shares of ScanSoft Preferred Stock authorized for issuance thereunder by 20,000,000 shares to an
   aggregate of 40,000,000 shares.               FOR [ ] AGAINST [ ] ABSTAIN [ ]

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

   Please vote, date, and promptly return this proxy in the enclosed return envelope, which is postage prepaid if mailed in the United States.

   Please sign exactly as your name appears herein. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

   Signature:  Date:  Signature:  Date:

PROXY                          CAERE CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 13, 2000

The undersigned hereby appoints Robert G. Teresi and Blanche M. Sutter, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Caere Corporation (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, on Monday, March 13, 2000, at 8:00 a.m., local time and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.
MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 1

FOR  [ ]    AGAINST  [ ]    ABSTAIN  [ ]

1. To adopt the Agreement and Plan of Reorganization dated as of January 15, 2000, among ScanSoft, Inc., Caere Corporation and Scorpion Acquisitions Corporation, and to approve the merger of Caere with and into Scorpion Acquisitions Corporation as contemplated thereby.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                                                      Please vote, date, and
                                                      promptly return this proxy
                                                      in the enclosed return
                                                      envelope, which is postage
                                                      prepaid if mailed in the
                                                      United States.

                                                      Please sign exactly as
                                                      your name appears herein.
                                                      If the stock is registered
                                                      in the names of two or
                                                      more persons, each should
                                                      sign. Executors,
                                                      administrators, trustees,
                                                      guardians, and
                                                      attorneys-in-fact should
                                                      add their titles. If
                                                      signer is a corporation,
                                                      please give full corporate
                                                      name and have a duly
                                                      authorized officer sign,
                                                      stating title. If signer
                                                      is a partnership, please
                                                      sign in partnership name
                                                      by authorized person.

Signature:  Date:  Signature:  Date: